Exhibit 10.3

EXECUTION VERSION

Dated     21     December 2004

TELEWEST COMMUNICATIONS NETWORKS LIMITED

TELEWEST UK LIMITED

Upon its accession
TELEWEST GLOBAL FINANCE LLC

THE ORIGINAL GUARANTORS

BARCLAYS BANK PLC
Security Trustee

CERTAIN INSTITUTIONS
as Mandated Lead Arrangers

BARCLAYS BANK PLC
as Senior Facility Agent

BARCLAYS BANK PLC
as Second Lien Facility Agent

CERTAIN INSTITUTIONS
as Senior TCN Group Lenders and Second Lien Lenders

LLOYDS (NIMROD) SPECIALIST FINANCE LIMITED, LECKHAMPTON
FINANCE LIMITED (formerly known as Robert Fleming Leasing (Number 4) Limited)

and LOMBARD COMMERCIAL LIMITED
as Lessors

THE CABLE CORPORATION LIMITED
THE YORKSHIRE CABLE GROUP LIMITED
as Lessees

CERTAIN INSTITUTIONS
as Hedge Counterparties

LLOYDS TSB LEASING LIMITED
as Lessors’ Agent

INTERGROUP DEBTORS

and

INTERGROUP CREDITORS

PRINCIPAL INTERCREDITOR DEED

5 Old Broad Street
London EC2N

Table Contents

1.	Definitions and Interpretation

2.	Undertakings of the Chargors

3.	Undertakings of the Creditors

4.	Suspension of Permitted Payments

5.	Turnover of Non-permitted Payments

6.	Subordination on Insolvency

7.	Priority of Security

8.	Enforcement

9.	Proceeds of Enforcement of Security

10.	Enforcement of Security by Security Trustee

11.	Lease Security

12.	Information

13.	Warranty

14.	Consents

15.	Information

16.	Protection of Subordination

17.	Preservation of Debt

18.	Power of Attorney

19.	Expenses

20.	Instructing Party

21.	Powers of the Security Trustee

22.	General duties of the Security Trustee

23.	Declaration of trust; supplementary provisions

24.	Enforcement of and other action under the Security Documents

25.	Application of proceeds

26.	Restrictions and limitations on and exclusions of the duties and responsibilities of the Security Trustee

27.	No restriction on or liability to account for other transactions

28.	Common Agent and Security Trustee

29.	Changes to the Parties

30.	Effect of this Deed as regards the Chargors

31.	Miscellaneous

32.	Notices

33.	Governing Law and jurisdiction

SCHEDULE 1 The Original Guarantors

SCHEDULE 2 The Mandated Lead Arrangers

SCHEDULE 3 The Senior TCN Group Lenders

SCHEDULE 4 The Second Lien Lenders

SCHEDULE 5 The Existing Hedge Counterparties and Existing Hedge Agreements

SCHEDULE 6 Agent’s Deed of Accession

SCHEDULE 7 Hedge Counterparties’ Deed of Accession

SCHEDULE 8 Intergroup Party’s Deed of Accession

SCHEDULE 9 Security Trustee’s Deed of Accession

SCHEDULE 10 Intergroup Creditors

SCHEDULE 11 Intergroup Debtors

SCHEDULE 12 Form of Default Notice

SCHEDULE 13 Existing Security Documents

THIS DEED is dated   21  December 2004 and made BETWEEN:

(1)           TELEWEST COMMUNICATIONS NETWORKS LIMITED (Company number 3071086) whose registered office is at Export House, Cawsey Way, Woking, Surrey GU21 6QX (“TCN”);

(2)           TELEWEST UK LIMITED (Company number 04925679) whose registered office is at Export House, Cawsey Way, Woking, Surrey GU21 6QX (“Telewest UK”);

(3)           THE ORIGINAL GUARANTORS listed in Schedule 1 (The Original Guarantors) (the “Original Guarantors”);

(4)           BARCLAYS BANK PLC in its capacity as security trustee for the Beneficiaries (the “Security Trustee”);

(5)           THE INSTITUTIONS whose names and addresses are set out in Schedule 2 (The Mandated Lead Arrangers) as Mandated Lead Arrangers;

(6)           BARCLAYS BANK PLC in its capacity as agent and US paying agent under the Senior Facilities Agreement (the “Senior Facility Agent”);

(7)           BARCLAYS BANK PLC in its capacity as agent and US paying agent under the Second Lien Facility Agreement (the “Second Lien Facility Agent”);

(8)           THE INSTITUTIONS whose names and addresses are set out in Schedule 3 (The Senior TCN Group Lenders) in their respective capacities as Senior TCN Group Lenders, together with each other institution which hereafter becomes a “Lender” under and as defined in the Senior Facilities Agreement (the “Senior TCN Group Lenders”);

(9)           THE INSTITUTIONS whose names and addresses are set out in Schedule 4 (The Second Lien Lenders) in their respective capacities as Second Lien Lenders, together with each other institution which hereafter becomes a “Lender” under and as defined in the Second Lien Facility Agreement (the “Second Lien Lenders”);

(10)         LLOYDS (NIMROD) SPECIALIST FINANCE LIMITED (Company number 2353803), LECKHAMPTON FINANCE LIMITED (formerly known as Robert Fleming Leasing (Number 4) Limited) (Company number 2676609) and LOMBARD COMMERCIAL LIMITED (Company number 1568608) (each a “Lessor”);

(11)         THE CABLE CORPORATION LIMITED (Company number 2075227) and THE YORKSHIRE CABLE GROUP LIMITED (Company number 2782818) (the “Lessees”);

(12)         THE INSTITUTIONS whose names and addresses are set out in Schedule 5 (The Existing Hedge Counterparties and Existing Hedge Agreements) (each in its capacity as an Existing Hedge Counterparty, an “Existing Hedge Counterparty”, together with each other institution which hereafter becomes a New Hedge Counterparty in accordance with the provisions of this Deed, the “Hedge Counterparties”);

(13)         LLOYDS TSB LEASING LIMITED (Company number 1004792) in its capacity as agent for the Lessors;

(14)         THE INTERGROUP DEBTORS (as defined below); and

(15)         THE INTERGROUP CREDITORS (as defined below).

1.             Definitions and Interpretation

1.1           Definitions

In this Deed, unless the context otherwise requires:

“Affiliate” means, in respect of any person, any person which is a subsidiary or holding company of that person or a subsidiary of a holding company of that person;

“Agency and Co-ordination Agreement” means the agency and co-ordination agreement dated 24th December 1996 and made between (1) YCG, (2) the companies whose names and registered numbers are specified in Schedule 1 thereto, (3) NatWest Specialist Finance Limited, Robert Fleming Leasing (Number 4) Limited and Lombard Commercial Limited and (4) NatWest Leasing and Asset Finance Limited as amended by a First Amendment and Restatement Agreement dated 30th June 1997, a Second Amendment and Restatement Agreement dated on or about 31st December 1997, a Deed of Accession dated 31st December 1997, a Third Amendment Agreement dated 8 April 1998 and a Consent and Amendment Agreement dated 25th August 1998;

“Agents” means the Senior Facility Agent, the Second Lien Facility Agent and, if applicable from and after the occurrence of an Integrated Merger Event, the Target Facility Agent, and “Agent” shall mean any of them;

“Agent’s Deed of Accession” means a deed of accession substantially in the form set out in Schedule 6 (Agent’s Deed of Accession);

“Agreements” means the Senior Facilities Agreement, the Second Lien Facility Agreement and, from and after the occurrence of an Integrated Merger Event, any Target Facility Agreement;

“Agreement to Acquire” has the meaning given to it in the Leases;

“Barclays” means Barclays Bank PLC;

“Barclays Intercreditor Agreement” means that intercreditor agreement dated on or about the date of this Deed and made between Yorkshire Cable Communications Limited, Sheffield Cable Communications Limited, Yorkshire Cable Properties Limited, Cable London Limited, Barclays and the Security Trustee;

“Barclays Liabilities” has the meaning given to it in the Barclays Intercreditor Agreement;

“Barclays Security” has the meaning given to it in the Barclays Intercreditor Agreement;

“Beneficiaries” means the First Beneficiary, the Second Beneficiaries, the Third Beneficiaries and the Fourth Beneficiaries;

“Chargors” means Telewest UK, TCN, the US Borrower, each of the Original Guarantors and any other person who is required to grant Security in accordance with the terms of the Agreements;

“Collateral Account Agreement” means in relation to any Lease (other than any RF4 Lease), the agreement so entitled between (1) the Lessee as depositor, (2) the Lessor and (3) the account bank referred to therein dated 18 May 1999 and in relation to the RF4 Lease the agreement so entitled between (1) YCG as depositor (2) RF4 and (3) the account bank referred to therein dated on or about 16 March, 2001;

“Collateral Account Security Assignments” mean the agreement so entitled between TCC and Lloyds (Nimrod) Specialist Finance Limited (formerly NatWest Specialist Finance Limited) and the two agreements so entitled between YCG and each Lessor (other than RF4) respectively dated 18 May 1999 and the agreement so entitled between YCG and RF4 dated on or about 16 March, 2001;

“Creditors” means the Beneficiaries and the Intergroup Creditors;

“Deed of Accession” means an Agent’s Deed of Accession, a Hedge Counterparty’s Deed of Accession, an Intergroup Party’s Deed of Accession and a Security Trustee’s Deed of Accession;

“Default” means an Event of Default, a Hedging Default or a Second Lien Default, as the context may require;

“Default Notice” means a written notice substantially in the form set out in Schedule 12 (Form of Default Notice);

“disposal” includes any sale, lease, sub-lease, assignment or transfer, the grant of an option or similar right, the grant of any easement, right or privilege, the creation of a trust or other equitable interest in favour of a third party, a sharing or parting with possession or occupation whether by way of licence or otherwise and the granting of access to any other person over any intellectual property, and “dispose” and “disposition” shall be construed accordingly;

“Enforcement Action” has the meaning given to it in Clause 10.4 (Authorisation to Security Trustee in relation to Enforcement Action);

“Enforcement Date” means:

(a)           at any time before the Senior Discharge Date, the date on which the Senior Facility Agent has delivered a notice of acceleration under Clause 26.17 (Acceleration) of the Senior Facilities Agreement or, if applicable from and after the occurrence of an Integrated Merger Event, the Target Facility Agent delivers a similar notice under any similar provision of any Target Facility Agreement;

(b)           at any time after the Senior Discharge Date but before the later of the Hedge Discharge Date and the Lessor Pari Passu Discharge Date, the date on which the Security Trustee notifies TCN or a Chargor that an event of default or termination event (however described) has occurred and is continuing under any Hedge Agreement or a sum has not been paid within three Business Days of the due date and remains outstanding in respect of the Lessor Pari Passu Debt;

(c)           at any time on or after the Senior Discharge Date, the Hedge Discharge Date and the Lessor Pari Passu Discharge Date but before the Second Lien Discharge Date, the date on which the Second Lien Facility Agent has delivered a notice of acceleration under Clause 21.17 (Acceleration) of the Second Lien Facility Agreement; or

(d)           at any time after the Second Lien Discharge Date but before the Lessor Junior Discharge Date, the date on which the Security Trustee notifies TCN or a Chargor that a sum has not been paid within three Business Days of the due date and remains outstanding in respect of the Lessor Junior Debt;

“Event of Default” means an Event of Default as defined in the Senior Facilities Agreement or any equivalent provision of the Target Facility Agreement;

“Existing Hedge Agreement” means an interest rate swap or other hedging arrangement entered into between TCN and an Existing Hedge Counterparty on or prior to the date hereof;

“Existing Hedge Counterparty Discharge Date” means in relation to each Existing Hedge Counterparty, the date on which such Existing Hedge Counterparty has notified the Security Trustee that it is satisfied that its Existing Hedge Counterparty Indebtedness has been fully and finally satisfied and no further Existing Hedge Counterparty Indebtedness can arise under or in respect of any Existing Hedge Agreement to which it is a party;

“Existing Hedge Counterparty Indebtedness” means all Indebtedness and other obligations due from all or any of the Chargors to the Existing Hedge Counterparties under the Existing Hedge Agreements;

“Existing Intercreditor Deed” means an intercreditor deed dated 16 March 2001 (as amended pursuant to a supplemental deed dated 14 July 2004) between among others, TCN, CIBC World Markets PLC as security trustee, CIBC World Markets PLC as agent, the banks and financial institutions named therein as lenders, the Lessors, the Lessees, the Lessors’ Agent, Crosby Sterling Limited and the Existing Hedge Counterparties;

“Existing Security Documents” means the security documents listed in Schedule 13 (Existing Security Documents);

“Finance Parties” means the Senior Finance Parties and the Second Lien Finance Parties, collectively;

“First Beneficiary” means the Security Trustee to the extent only of the amounts payable to it in its capacity as such (for its own account) pursuant to the Agreements or any of the Security Documents;

“Fourth Beneficiaries” means the Lessors in respect of the Lessor Junior Debt;

“Further Assurance Deed” means any Security Document executed or to be executed pursuant to a further assurance covenant or obligation contained in another Security Document;

“General Cable” means General Cable Limited (No. 2369824);

“Group” means the Ultimate Parent and its Subsidiaries from time to time including, following a Merger Event, each member of the Target Group (for as long as it remains a Subsidiary of the Group);

“Hedge Agreements” means (a) each Existing Hedge Agreement and (b) any New Hedge Agreement (as the context may require);

“Hedge Arrangements” means any interest rate or currency protection arrangements (whether by way of interest rate or cross currency swap, cap, collar or otherwise) from time to time entered into by any Chargor which arrangements hedge the interest rate or currency exposure of the Borrowers (or either of them) under the Agreements and which are documented by one or more Hedge Agreements;

“Hedge Counterparty’s Deed of Accession” means a deed of accession substantially in the form set out in Schedule 7 (Hedge Counterparties’ Deed of Accession);

“Hedge Counterparty Indebtedness” means the Existing Hedge Counterparty Indebtedness and the New Hedge Counterparty Indebtedness;

“Hedging Default” means an Event of Default (as defined in the relevant Hedging Agreement);

“Hedge Discharge Date” means the date on which each Hedge Counterparty has notified the Security Trustee that it is satisfied that its Hedge Counterparty Indebtedness has been fully and finally satisfied and no further Hedge Counterparty Indebtedness can arise under or in respect of any Hedge Agreement entered into by such Hedge Counterparty;

“Incapacity” means, in relation to any person, the insolvency, bankruptcy, liquidation, dissolution, winding-up, administration, receivership, amalgamation, reconstruction or other incapacity of that person whatsoever (and, in the case of a partnership, includes the termination or change in composition of the partnership);

“Insolvency Event”  means any event whereby:

(a)           a Chargor makes a general assignment for the benefit of or a composition with its creditors generally or a general moratorium is declared in respect of the Indebtedness of such Chargor;

(b)           an order is made for the winding-up, dissolution or administration of a Chargor or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of any or all of its revenues and assets; or

(c)           any event occurs which, under the laws of any jurisdiction, has a similar or analogous effect to any of those events mentioned in paragraphs (a) and (b) above;

“Instructing Party” means:

(a)           at any time prior to the Senior Discharge Date, an “Instructing Group” as defined in the Senior Facilities Agreement or, from and after the occurrence of an Integrated Merger Event, such Finance Parties as may be required from time to time to exercise equivalent voting rights pursuant to the terms of any applicable intercreditor agreement;

(b)           at any time from (and including) the Senior Discharge Date until the Hedge Discharge Date, all the Hedge Counterparties;

(c)           at any time from (and including) the later of the Senior Discharge Date and the Hedge Discharge Date until the Lessor Pari Passu Discharge Date, all the Lessors;

(d)           at any time from (and including) the later of the Senior Discharge Date, the Hedge Discharge Date and the Lessor Pari Passu Discharge Date until the Second Lien Discharge Date, an “Instructing Group” as defined in the Second Lien Facility Agreement; and

(e)           at any time from (and including) the Second Lien Discharge Date until the Lessor Junior Discharge Date, all the Lessors;

“Integrated Merger Event” means the designation by TCN of an Integrated Merger Event and the notification to the Senior Facility Agent pursuant to 23.19 (Notice of Integrated Merger Event) of the Senior Facilities Agreement (subject to satisfaction of the Merger Event Conditions) of the proposed effective date of such Integrated Merger Event, the purpose of which is to enable TCN to better integrate the businesses of the TCN Group and the businesses of the Target Group;

“Intergroup Creditor” means

(a)           as at the date of this Deed, each of the parties listed in Schedule 10 (Intergroup Creditors); and

(b)           at any time hereafter, each person who becomes a creditor in respect of any Intergroup Liabilities and who accedes to this Deed in the capacity of an Intergroup Creditor by its execution and delivery of an Intergroup Party Deed of Accession;

“Intergroup Debtor” means:

(a)           as at the date of this Deed, each of the parties listed in Schedule 11 (Intergroup Debtors); and

(b)           at any time hereafter, each person who becomes a debtor in respect of any Intergroup Liabilities and who accedes to this Deed in the capacity of an

Intergroup Debtor by its execution and delivery of an Intergroup Party Deed of Accession;

“Intergroup Liabilities” means all present and future obligations constituted by Financial Indebtedness owed by any member of the TCN Group to any member of the Group (other than another member of the TCN Group) together with all costs, charges and expenses incurred by such member of the Group in connection with the protection, preservation or enforcement of its rights in respect of such amounts;

“Intergroup Party’s Deed of Accession” means a deed of accession substantially in the form set out in Schedule 7 (Hedge Counterparties’ Deed of Accession);

“Lease Documents” means:

(a)           the Leases;

(b)           the Agency and Co-ordination Agreement;

(c)           the Collateral Account Agreements;

(d)           the Collateral Account Security Assignments;

(e)           the Lease Security Agreements;

(f)            each Agreement to Acquire;

(g)           Example Cash Flow Letter dated 24 December 1996 between NatWest Specialist Finance Limited and YCG (as amended);

(h)           Tax Consultation Letter dated 24 December 1996 between NatWest Specialist Finance Limited and YCG (as amended);

(i)            Apportionment of Overheads and Accounting Side Letter (“Valuation of Equipment”) dated 23 December 1996 between YCG, NatWest Specialist Finance Limited, Lombard Commercial Limited and Robert Fleming Leasing (Number 4) Limited (as amended);

(j)            Section 53 Capital Allowances Act 1990 Election Side Letter dated 24 December 1996 between NatWest Specialist Finance Limited and YCG (as amended);

(k)           Agency Fees Letter dated 23 December 1996 between NatWest Leasing and Asset Finance Limited and YCG (as amended);

(l)            Example Cash Flow Letter dated 26 February 1996 between NatWest Specialist Finance Limited and TCC (as amended);

(m)          Tax Consultation Letter dated 26 February 1996 between NatWest Specialist Finance Limited and TCC (as amended);

(n)           Apportionment of Overheads and Accounting Side Letter (“Valuation of Equipment”) dated 26 February 1996 between TCC and NatWest Specialist Finance Limited (as amended);

(o)           Section 53 Capital Allowances Act 1990 Election Side Letter dated 24 December 1996 between NatWest Specialist Finance Limited and TCC (as amended);

(p)           Example Cash Flow Letter dated 24 December 1996 between Robert Fleming Leasing (Number 4) Limited and YCG;

(q)           Tax Consultation Letter dated 24 December 1996 between Robert Fleming Leasing (Number 4) Limited and YCG;

(r)            Section 53 Capital Allowances Act 1990 Election Side Letter dated 24 December 1996 between Robert Fleming Leasing (Number 4) Limited and YCG;

(s)           Example Cash Flow Letter dated 24 December 1996 between Lombard Commercial Limited and YCG;

(t)            Tax Consultation Letter dated 24 December 1996 between Lombard Commercial Limited and YCG; and

(u)           Section 53 Capital Allowances Act 1990 Election Side Letter dated 24 December 1996 between Lombard Commercial Limited and YCG;

“Lease Security Agreements” means the agreement so entitled dated 24 December 1996 between NatWest Specialist Finance Limited and YCG, the agreement so entitled dated 26 February 1996 between NatWest Specialist Finance Limited and TCC, the agreement so entitled dated 24 December 1996 between Robert Fleming Leasing (Number 4) Limited and YCG and the agreement so entitled dated 24 December 1996 between Lombard Commercial Limited and YCG;

“Leases” means each Ten Year Lease and each Twelve Year Lease;

“Lenders” means the Senior TCN Group Lenders, the Second Lien Lenders and, from and after the occurrence of an Integrated Merger Event, the Target Group Lenders, collectively;

“Lessor Collateral Account” in relation to any Lease has the meaning given to such expression in the relevant Collateral Account Agreement;

“Lessor Debt” means all Indebtedness of the Lessees to the Lessors (or any of them) under the Lease Documents;

“Lessor Junior Debt” means such amount as results from deducting the amount of the Lessor Pari Passu Debt from the amount of the Lessor Debt;

“Lessor Junior Discharge Date” means the date on which the Lessors’ Agent notifies the Security Trustee that it is satisfied that all of the Lessor Debt has been fully and finally satisfied;

“Lessor Pari Passu Debt” means an amount of the Lessor Debt less the amount standing to the credit of the Lessor Collateral Accounts (up to a maximum aggregate amount of £30,000,000);

“Lessor Pari Passu Discharge Date” means the date on which the Lessors’ Agent notifies the Security Trustee that it is satisfied that the Lessor Pari Passu Debt has been fully and finally satisfied;

“Lessor Security” means:

(a)           the security created by the Collateral Account Security Assignments (including, for the avoidance of doubt, any moneys credited or to be credited to any Lessor Collateral Account) in favour of the Lessors (or any of them); and

(b)           without prejudice to Clauses 2 (Undertakings of the Chargors) and 3 (Undertakings of the Creditors), any security granted under any covenant for further assurance in any Collateral Account Security Assignment;

“Lessors’ Agent” means Lloyds Leasing Limited (Company Number 1004792) or, as the case may be, any successor Lessors’ Agent appointed pursuant to Clause 4 of the Agency and Co-ordination Agreement;

“Lessor’s Liens” has the meaning given to such expression in the relevant Lease;

“Liabilities” means the Senior Indebtedness, the Second Lien Indebtedness, the Hedge Counterparty Indebtedness, the Lessor Debt and the Intergroup Liabilities, collectively.

“Merger Event” means:

(a)           the merger, amalgamation or consolidation of the Ultimate Parent, or any holding company or wholly-owned Subsidiary of the Ultimate Parent, with a Target or any Holding Company or wholly-owned Subsidiary of a Target which results in the Group and the Target Group forming one and the same group of companies;

(b)           the acquisition by the Ultimate Parent, or any Holding Company or wholly-owned Subsidiary of the Ultimate Parent, of the total issued share capital of, a Target or any Holding Company or wholly-owned Subsidiary of a Target and which results in all or substantially all of the assets and business of the Target Group being acquired by, and forming a part of, the Group; or

(c)           the acquisition by a Target or any Holding Company or wholly-owned Subsidiary of the Target of the total issued share capital of, the Ultimate Parent, or any Holding Company or wholly-owned Subsidiary of the Ultimate Parent and which results in all or substantially all of the assets and business of the Group being acquired by, and forming a part of, the Target Group, and which TCN designates by written notice to the Senior Facility Agent and the Second Lien Facility Agent as the “Merger Event” for the purposes of the Senior Facilities Agreement and the Second Lien Facility Agreement;

“New Hedge Agreement” means any agreement entered into after the date hereof between a Chargor and a New Hedge Counterparty in connection with Hedge Arrangements;

“New Hedge Counterparty” means each party to a New Hedge Agreement which:

(a)              was a Senior TCN Group Lender or a Second Lien Lender (or in each case, an Affiliate thereof) on the date such New Hedge Agreement was entered into or was another bank or financial institution acceptable to TCN and the Senior Facility Agent and/or the Second Lien Facility Agents on the date such New Hedge Agreement was entered into; or

(b)              to the extent applicable, after the occurrence of an Integrated Merger Event, is a Target Group Hedge Counterparty,

and, who, in each case has acceded to this Deed in accordance with the provisions of Clause 29.7 (Assignment and/or transfer by the Hedge Counterparties), until any such person has ceased to be a party to this Deed in such capacity in accordance with the terms hereof and “New Hedge Counterparties” means all such parties;

“New Hedge Counterparty Indebtedness” means all Indebtedness and other obligations due from all or any of the Chargors to the New Hedge Counterparties under the New Hedge Agreements;

“New Security Documents” means the Security Documents (as defined in the Senior Facilities Agreement);

“New Senior Liabilities” means:

(a)           credit facilities or other financial accommodation provided by any Senior Finance Party or any Target Finance Party under the Senior Documents to the Borrowers (or either of them) after the date of this Deed in accordance with Clause 3.7 (New Senior Liabilities) which in the case of the Senior Finance Parties, exceeds the total Commitments (as defined in the Senior Facilities Agreement) as at the date of this Deed or in the case of the Target Finance Parties, exceeds the total commitments of such Target Finance Parties under the Target Facility Agreement as at the date of the Integrated Merger Event (in each case, excluding, for the avoidance of doubt, any credit exposure of any such Senior Finance Party or Target Finance Party in its capacity as a Hedge Counterparty); and/or

(b)           credit facilities or other financial accommodation provided on a senior secured basis by any other person to any member of the TCN Group,

provided that:

(i)            in the case of paragraph (b) above, the relevant persons providing such credit facilities or financial accommodation shall enter into an intercreditor agreement with each of the parties to this Deed on substantially similar terms to this Deed (or otherwise in a form satisfactory to the Instructing Party); and

(ii)           the aggregate of all New Senior Liabilities incurred by the TCN Group in reliance on this definition shall in no event exceed £200 million at any time outstanding;

“Notice of Acceleration” means:

(a)           a notice from the Senior Facility Agent to TCN pursuant to Clause 26.17 (Acceleration) of the Senior Facilities Agreement declaring that all outstandings and all interest and commitment commission accrued and all other sums payable under the Senior Facilities Agreement have become immediately due and payable or due and payable on demand, or if applicable from and after the occurrence of an Integrated Merger Event, a notice from the Target Facility Agent to TCN pursuant to any similar provision of any Target Facility Agreement declaring that all outstandings and all interest and commitment commission accrued and all other sums payable under such Target Facility Agreement have become due and payable on demand; or

(b)           where a notice has been served by the Senior Facility Agent on TCN pursuant to Clause 26.18 (Repayment on Demand) of the Senior Facilities Agreement or the Target Facility Agreement pursuant to any similar provision of a Target Facility Agreement as contemplated above, declaring that all outstandings and the other amounts referred to in paragraph (a) to be due and payable on demand, such demand made by the relevant Agent on TCN;

“Operative Documents” has the meaning given to such expression in each Twelve Year Lease;

“Permitted Hedging Payments” means, subject to Clauses 4 (Suspension of Permitted Payments), 5 (Turnover of Non-permitted Payments) and 6 (Subordination on Insolvency), any payments, receipts and set-offs in respect of Hedge Counterparty Indebtedness, but only to the extent that any such payment has fallen due under or in connection with the terms of the relevant Hedge Agreement;

“Permitted Intergroup Payment” means:

(a)           provided that no Default has occurred or is continuing or is likely to occur as a result thereof, any payment of principal or interest not prohibited by the Senior Facilities Agreement or the Second Lien Facility Agreement; or

(b)           at any time after the occurrence of a Default which is continuing, any payment to the extent permitted to be paid at such time under the terms of the Senior Facilities Agreement and the Second Lien Facility Agreement;

“Permitted Lease Payments” means, subject to Clauses 4 (Suspension of Permitted Payments), 5 (Turnover of Non-permitted Payments) and 6 (Subordination on Insolvency), any payments, receipts and set-offs in respect of the Lessor Debt, but only to the extent that any such payment either:

(a)           has fallen due under or in connection with the terms of the Lease Documents to which such Lessor is a party; or

(b)           is made on terms reasonably considered by the board of directors of the relevant Chargor to be on a commercial basis and on arm’s length terms and provided that any such payment (i) when aggregated together with all other payments made to the Lessors in reliance on this definition, does not exceed £30,000,000 and (ii) is made in full and final settlement of the Lessor Pari Passu Debt whereupon the Lessor Pari Passu Discharge Date (and if the Lessor so agrees, the Lessor Junior Discharge Date) is deemed to have occurred;

“Prohibited Actions” means:

(a) in relation to any Second Lien Indebtedness:

(i)            the payment, repayment or the purchase by or on behalf of any member of the TCN Group, of any such Indebtedness (or any part thereof);

(ii)           the discharge by way of set-off, combination of accounts or other similar action with respect to such Indebtedness (or any part thereof) unless effected pursuant to any mandatory requirement of applicable Law;

(iii)          the creation of or (to the extent required by the Senior Facility Agent) failure to remove or extinguish, any Encumbrance in respect of such Indebtedness (or any part thereof) over any or all of the assets or revenues of any Chargor;

(iv)          the taking of any guarantee or other assurance against financial loss in respect of any such Indebtedness (or any part thereof) from any member of the Group;

(v)           the amendment, variation, waiver or release of any term of any agreement under which or whereby any such Indebtedness (or any part thereof) is outstanding, subordinated, evidenced, secured or guaranteed, in each case save for amendments of an immaterial or technical nature or which correct a manifest error, amendments which, taken as a whole, do not prejudice the interests of the Senior Lenders, the Hedge Counterparties or the Lessors in a material respect or as permitted by this Deed or under the Senior Facilities Agreement;

(vi)          any action whereby the priority as to payment of such Indebtedness (or any part thereof) under this Deed is altered or any failure to take any action which would prevent any such alteration; or

(vii)         any action prohibited under Clause 8.3 (Restrictions on enforcement by Second Lien Finance Parties); or

(b)           in relation to an Intergroup Liability:

(i)            the payment, repayment or purchase of such Intergroup Liability or any part thereof;

(ii)           the discharge by way of set-off, combination of accounts or other similar action with respect to such Intergroup Liability or any part thereof unless effected pursuant to any mandatory requirement of applicable law;

(iii)          the creation of any Encumbrance over any or all of the assets or revenues of any Intergroup Debtor in respect of such Intergroup Liability;

(iv)          the taking of a guarantee or other assurance against financial loss in respect of such Intergroup Liability;

(v)           any action whereby the priority as to payment of such Intergroup Liability under this Deed is altered; or

(vi)          any action prohibited under Clause 8.4 (Restrictions on enforcement by the Intergroup Creditors);

“Receiver” means any one or more receivers, managers, administrative receivers or administrators appointed by the Security Trustee pursuant to any Security Document in respect of all or any of the Chargors or over all or any of the Secured Assets;

“Relevant Communication” means any notice, request, demand or other communication under this Deed or any document (including, without limitation, financial information) required to be delivered under this Deed;

“RF4” means Leckhampton Finance Limited (formerly known as Robert Fleming Leasing (Number 4) Limited);

“RF4 Lease” means any Lease entered into between RF4 and YCG;

“Second Beneficiaries” means the Lessors (in respect of the Lessor Pari Passu Debt), the Agents, the Senior TCN Group Lenders, the Hedge Counterparties, the Mandated Lead Arrangers and, from and after the occurrence of an Integrated Merger Event, the Target Group Lenders;

“Second Lien Default” means any Event of Default (as defined in the Second Lien Facility Agreement);

“Second Lien Discharge Date” means the date on which the Second Lien Facility Agent has notified the Security Trustee that it is satisfied that the Second Lien Indebtedness has been fully and finally satisfied and no further Second Lien Indebtedness can arise under the Second Lien Documents;

“Second Lien Documents” means the Finance Documents (as defined in the Second Lien Facility Agreement;

“Second Lien Facility Agreement” means the second lien facility agreement dated on or about the date hereof between, inter alios, Telewest UK Limited, TCN, the Mandated Lead Arrangers (as defined therein), the Second Lien Facility Agent, the Security Trustee and the Second Lien Lenders;

“Second Lien Finance Parties” means the Second Lien Facility Agent, the Mandated Lead Arrangers (as defined in the Second Lien Facility Agreement), the Security Trustee and the Second Lien Lenders, collectively;

“Second Lien Indebtedness” means all Indebtedness covenanted to be paid or discharged by all or any of the Chargors to all or any of the Second Lien Finance Parties under the Second Lien Documents;

“Second Lien Instructing Group” means an Instructing Group (as defined in the Second Lien Facility Agreement);

“Secured Assets” means the undertaking, goodwill, property, assets or rights of whatsoever nature which are the subject of the security created pursuant to any of the Security Documents;

“Secured Obligations” means the Security Trustee Indebtedness, the Senior Indebtedness, the Hedge Counterparty Indebtedness, the Lessor Debt and the Second Lien Indebtedness;

“Security Documents” means the Existing Security Documents listed in Part 1 of Schedule 13 (Existing Security Documents) and the New Security Documents;

“Security Trustee’s Deed of Accession” means a deed of accession substantially in the form set out in Schedule 9 (Security Trustee’s Deed of Accession);

“Security Trustee Indebtedness” means the amounts payable to the Security Trustee referred to in the definition of First Beneficiary;

“Security” means the security granted by the Chargors pursuant to the Security Documents;

“Senior Agent” means the Senior Facility Agent and, if applicable from and after the occurrence of an Integrated Merger Event, the Target Facility Agent;

“Senior Discharge Date” means the date on which each of the Senior Agents has notified the Security Trustee that it is satisfied that the Senior Indebtedness has been fully and finally satisfied and no further Senior Indebtedness can arise under or in respect of the Senior Documents;

“Senior Documents” means the Finance Documents (as defined in the Senior Facilities Agreement) and, if applicable from and after the occurrence of an Integrated Merger Event, any Target Finance Documents, in each case other than the Hedge Agreements referred to therein;

“Senior Facilities Agreement” means the senior facilities agreement dated on or about the date hereof between inter alios, Telewest UK Limited, TCN, the Mandated Lead Arrangers (as defined therein), the Senior Facility Agent, the Security Trustee and the Senior TCN Group Lenders;

“Senior Finance Parties” means the Senior Facility Agent, the Mandated Lead Arrangers (as defined in the Senior Facilities Agreement), the Administrative Agent (as defined in the Senior Facilities Agreement), the Security Trustee, the Senior TCN

Group Lenders and, if applicable from an after the occurrence of an Integrated Merger Event, the Target Finance Parties, collectively;

“Senior Indebtedness” means all indebtedness covenanted to be paid or discharged by all or any of the Chargors to all or any of the Senior Finance Parties under the Senior Documents;

“Senior Lenders” means the Senior TCN Group Lenders and, if applicable from and after the occurrence of an Integrated Merger Event, the Target Group Lenders;

“Senior TCN Group Instructing Group” means an Instructing Group (as defined in the Senior Facilities Agreement);

“Standstill Period” has the meaning given to it in Clause 8.6 (Permitted Enforcement of Second Lien Indebtedness and New Hedge Counterparty Indebtedness);

“Target” means a person whose principal area of business is substantially the business of the TCN Group (or any part of it) and whose operations are based predominantly in the United Kingdom;

“Target Facility Agent” means the agent or representative for the Target Group Finance Parties under and pursuant to the Target Finance Documents;

“Target Facility Agreement” means any credit, loan or other facility agreement governing any senior secured Target Group Senior Indebtedness;

“Target Finance Documents” means any Target Facility Agreement and other document or instrument evidencing, governing or providing security therefor;

“Target Finance Parties” means the Target Facility Agent or Agents, the Target Group Lenders and any other finance parties party from time to time as such to any Target Finance Documents, collectively;

“Target Group” means the Target (or to the extent applicable, any holding company of the Target) and its subsidiaries as at the date on which the Merger Event has or is deemed to have occurred and thereafter shall mean, the Target (or to the extent applicable, any holding company of the Target) and its subsidiaries from time to time;

“Target Group Hedge Agreement” means each hedging agreement required to be entered into under any Target Facility Agreement and in respect of which the obligations assumed by the relevant member of the Target Group party thereto are the subject of security;

“Target Group Hedge Counterparty” means each party to a Target Group Hedging Agreement other than a member of the Target Group, and “Target Group Hedge Counterparties” means all such parties;

“Target Group Hedge Counterparty Indebtedness” means the all indebtedness and obligations covenanted to be paid or discharged by all or any of the members of the Target Group to Target Group Hedge Counterparties under the Target Group Hedge Agreements;

“Target Group Instructing Group” means an instructing group of Target Group Finance Parties under the Target Group Finance Documents;

“Target Group Lenders” means any lender in respect of Target Group Senior Indebtedness;

“Target Group Senior Indebtedness” means all senior ranking indebtedness covenanted to be paid or discharged by all or any of the Chargors to all or any of the Target Finance Parties under the Target Finance Documents;

“Tax Sign Off Date” means in relation to a Lessor the date on which the Inland Revenue has signed off on the tax computations of such Lessor in so far as they relate to the transactions contemplated by the relevant Lease in respect of the accounting period during which the final piece of Equipment (as defined in the relevant Lease) which was the subject of the relevant Lease was sold by such Lessor;

“TCC” means The Cable Corporation Limited (registered number 2075227);

“TCN Group” means TCN and its direct and indirect Subsidiaries and associated partnerships but (a) excluding the members of the Flextech Group, and (b) following an Integrated Merger Event including each Target Group Obligor (as defined in the Senior Facilities Agreement) and each other person which was a Subsidiary or Holding Company of the Target immediately prior to the Integrated Merger Event which is designated as a member of the TCN Group by TCN pursuant to Clause 23.19 (Notice of Integrated Merger Event) of the Senior Facilities Agreement or by notice to the Agents from time to time and for so long as such company is a member of the Group;

“Ten Year Leases” means the three agreements so entitled dated 24 December 1996 between YCG and each Lessor and the agreement so entitled dated 26 February 1996 between TCC and NatWest Specialist Finance Limited (as amended prior to the date of this Deed);

“Third Beneficiaries” means the Second Lien Lenders;

“Total Commitments” means at any time, the aggregate amount of the Commitments (as defined in the Senior Facilities Agreement) of all of the Senior TCN Group Lenders under the Senior Facilities Agreement and, if applicable from and after the occurrence of an Integrated Merger Agreement, the aggregate amount of the commitments of all Target Group Lenders under any Target Facility Agreement;

“Transaction Documents” means the Senior Documents, the Lease Documents, the Hedge Agreements and the Second Lien Documents;

“Transfer Deed” means a Transfer Deed as defined in the Senior Facilities Agreement and/or if applicable any equivalent deed or agreement under the Target Group Facility Agreement and/or a Transfer Deed as defined in the Second Lien Facility Agreement, (as the context may require);

“Trust Property” means, collectively, (i) the security, powers, rights, titles, benefits and interests (both present and future) constituted by and conferred on the Security

Trustee under or pursuant to the Security Documents (including, without limitation, the benefit of all covenants given in the Security Documents) (ii) all moneys, property and other assets paid or transferred to or vested in the Security Trustee (or any agent of the Security Trustee) or received or recovered by the Security Trustee (or any agent of the Security Trustee) pursuant to, or in connection with, any of the Security Documents whether from any Chargor or any other person and (iii) all rights, benefits, interests, money, investments, property and other assets at any time representing or deriving from any of the foregoing, including all interest, income and other sums at any time received or receivable by the Security Trustee (or any agent of the Security Trustee) in respect of the same (or any part thereof);

“Twelve Year Leases” means the three agreements so entitled dated 24 December 1996 between YCG and each Lessor and the agreement so entitled dated 26 February 1996 between TCC and NatWest Specialist Finance Limited (as amended prior to the date of this Deed);

“Ultimate Parent” means Telewest Global, Inc., incorporated in the State of Delaware, United States of America, whose registered office is at 1209 Orange Street, Wilmington, Delaware 19801, United States of America and references to the Ultimate Parent shall include any company which, after the date hereof, becomes a Holding Company of Telewest Global, Inc. and, following a Merger Event, pursuant to which the Ultimate Parent is amalgamated, consolidated or merged into a member of the Target Group, the relevant surviving entity;

“Unintegrated Merger Event” means a Merger Event has occurred but an Integrated Merger Event has not occurred;

“US Borrower” means Telewest Global Finance LLC in its capacity as a borrower under each of the Senior Facilities Agreement and the Second Lien Facility Agreement; and

“YCG” means The Yorkshire Cable Group Limited (registered number 2782818).

1.2           Successors and assigns

The expressions “Agent”, “Beneficiaries”, “Borrower”, “Chargor”, “Existing Hedge Counterparties”, “First Beneficiary”, “Fourth Beneficiaries”, “Hedge Counterparties”, “Lenders”, “Lessor”, “Mandated Lead Arrangers”, “Original Guarantor”, “Second Beneficiaries”, “Security Trustee”, “TCN” and “Third Beneficiaries”, include, where the context admits, their respective successors, permitted assigns and, in the case of the Lenders, their Transferees and, in the case of the Security Trustee, such other person as may from time to time be appointed as Security Trustee for the Beneficiaries pursuant to the provisions of this Deed, in the case of the Senior Agents, such other person as may be appointed as Senior Facility Agent pursuant to Clause 29.1 (Appointment of the Agents) of the Senior Facilities Agreement, or as Target Facility Agent under any equivalent provision of the Target Facility Agreement and in the case of the Second Lien Facility Agent, such other person as may be appointed as Second Lien Facility Agent pursuant to Clause 24.1 (Appointment of the Agents) of the Second Lien Facility Agreement.

1.3           Agreement definitions

1.3.1        Capitalised words and expressions used in this Deed (including its recitals) shall, unless the context otherwise requires or unless otherwise defined in this Deed, have the meanings given to them in the Senior Facilities Agreement.

1.4           Headings

Clause and schedule headings and the contents page are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.5           Construction of certain terms

In this Deed, unless the context otherwise requires:

1.5.1        references to Clauses and the schedules are to be construed as references to the Clauses of, and the schedules to, this Deed and references to this Deed include its schedules;

1.5.2        reference to (or to any specified provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Deed or the relevant document or otherwise, required to be obtained as a condition to such amendment being permitted) the prior written consent of the relevant Agent, the Security Trustee, all of the Lenders, the Instructing Party or all or any of the other Beneficiaries (as the case may be);

1.5.3        references to a “regulation” include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

1.5.4        words importing the plural shall include the singular and vice versa;

1.5.5        references to a time of day are to London time;

1.5.6        references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof;

1.5.7        reference to a document “in the agreed form” means in the form of a draft of such document initialled by way of identification by each of the Agents and TCN or by their respective lawyers on their behalf or, where no such draft is so initialled, in the form to be agreed between TCN and each of the Agents and all such parties hereby agree to negotiate in good faith to agree such form;

1.5.8        references to a “guarantee” include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and “guaranteed” shall be construed accordingly;

1.5.9        references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended; and

1.5.10      unless expressly provided to the contrary in this Deed, a person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

1.6           Effect as a deed

This Deed is intended to take effect as a deed notwithstanding that all or any of the Beneficiaries may have executed it under hand only.

1.7           Security Trustee’s opinion

Where any Security Document provides for the Security Trustee’s opinion to determine whether any matter would or is reasonably likely to have a material adverse effect, the Security Trustee shall act in accordance with the instructions of the Instructing Party (acting reasonably) in making such determination.

1.8           Specific capacity of parties

References in this Deed to the obligations or liabilities of any of the Agents, the Lenders, the Beneficiaries, the Mandated Lead Arrangers, the Lessors, TCN, the Hedge Counterparties, the Chargors, the Intergroup Debtors, the Intergroup Creditors or the Security Trustee shall be strictly construed as references to obligations or liabilities of any such person solely in its capacity as such.

1.9           Instructing Parties

Where this Deed or any other Security Document provides for any matter to be determined by reference to the opinion of an Instructing Party, or to be subject to the consent or request of an Instructing Party, or for any action to be taken on the instructions of an Instructing Party, such opinion, consent, request or instructions shall (as between the relevant Beneficiaries) only be regarded as having been validly given or issued by an Instructing Party if all of the relevant Beneficiaries shall have received appropriate prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant group of Beneficiaries shall have given or issued (or, by the terms of the relevant governing agreement, be deemed to have done so) such opinion, consent, request or instructions but each Chargor and each Beneficiary (other than the Beneficiaries forming part of the Instructing Party) shall be entitled (and bound) to assume that such notice shall have been duly received by each relevant Beneficiary and that the relevant consent shall have been obtained to constitute an Instructing Party whether or not this is in fact the case.

1.10         References to Lessors

Unless and to the extent the context does not permit, where a Lessor is a party to more than one Ten Year Lease and more than one Twelve Year Lease with a different Lessee, that Lessor shall be treated, and this Deed construed, as if there were two separate Lessors each with its Ten Year Lease and Twelve Year Lease with the Lessee a party thereto and references in this Deed to that Lessor being “a party to”

any particular Lease Document or to any “relevant” Lease Document or other agreement or to any “relevant” Lessor Collateral Account or any other account and similar expressions shall be construed accordingly.

2.             Undertakings of the Chargors

2.1           Lessor Debt

Until the last to occur of the Senior Discharge Date and the Hedge Discharge Date, each Chargor undertakes to the Security Trustee and to each of the other Beneficiaries that it will not without the prior consent of the Security Trustee (acting on the instructions of an Instructing Party):

2.1.1        pay, prepay or repay, or make any distribution in respect of, or purchase or acquire, any of the Lessor Debt in cash or in kind except for Permitted Lease Payments;

2.1.2        exercise any set-off against any of the Lessor Debt, except for Permitted Lease Payments;

2.1.3        create or permit to subsist any security over any of its assets for any of the Lessor Debt except for:

(a)           any guarantee or Encumbrance granted or permitted to subsist under the Security Documents or the Collateral Account Security Assignments (including, for the avoidance of doubt, any moneys credited or to be credited to any Lessor Collateral Account); and

(b)           any Encumbrance granted in favour of a Lessor under any covenant for further assurance under the relevant Collateral Account Security Assignment, provided that any such Encumbrance is expressed to be subject to this Deed and is in the same form as the relevant Collateral Account Security Assignment in force at the date of this Deed or, if later, the date of its creation in accordance with the terms of this Deed or imposes no greater obligation on the relevant Chargor and gives no greater rights to the Lessor that is a party to that Collateral Account Security Assignment; or

2.1.4        take or omit to take any action whereby the subordination of the Lessor Debt contemplated by this Deed would be or would be reasonably likely to be impaired.

2.2           Hedging

Until the last to occur of the Senior Discharge Date and the Lessor Pari Passu Discharge Date, each Chargor undertakes to the Security Trustee and to each of the other Beneficiaries that it will not, without the prior consent of the Security Trustee (acting on the instructions of the Instructing Party):

2.2.1        pay, prepay or repay, or make any distribution in respect of, or purchase or acquire any of the Hedge Counterparty Indebtedness in cash or in kind except for Permitted Hedging Payments;

2.2.2        exercise any set-off against any of the Hedge Counterparty Indebtedness except for Permitted Hedging Payments; or

2.2.3        create or permit to subsist any security over any of its assets for any of the Hedge Counterparty Indebtedness except for any guarantee or Encumbrance granted or permitted to subsist under the Security Documents.

2.3           Second Lien

Until the last to occur of the Senior Discharge Date, the Hedge Discharge Date and the Lessor Pari Passu Discharge Date, and subject to Clause 4.4 (Suspension of Permitted Payments relating to Second Lien Indebtedness) below, no Chargor may without the prior consent of the Security Trustee (acting on the instructions of the Instructing Party) take, nor permit any Second Lien Finance Party nor cooperate with any Second Lien Finance Party to take, any Prohibited Action with respect to any Second Lien Indebtedness other than:

(a)           any scheduled payments of interest (including gross up amounts) or principal received from any Chargor in respect of any Second Lien Liability then due and owing;

(b)           subject to the following provisions of this Clause 2.3, any voluntary prepayments made in accordance with the provisions of Clause 6 (Voluntary Prepayment) of the Second Lien Facility Agreement;

(c)           subject to the following provisions of this Clause 2.3, any mandatory prepayments made in accordance with the provisions of Clause 7 (Mandatory Prepayment and Cancellation) of the Second Lien Facility Agreement; and

(d)           reasonable fees paid in accordance with market practice;

in the case of (a), (b) and (c), as in effect on the original execution date of this Deed or as amended with the prior consent of the Instructing Party, provided that, subject to the provisions of any applicable intercreditor agreement upon and following an Integrated Merger Event, notwithstanding the provision of Clause 10.3 (Application of Repayments) of the Senior Facilities Agreement and Clause 6.3 (Application of Repayments) of the Second Lien Facility Agreement:

(i)            voluntary prepayments made from the proceeds of any Flextech Disposal or any Second Lien Refinancing may be applied, at the option of TCN, in or towards repayment of the Second Lien Indebtedness;

(ii)           voluntary prepayments made from cash funds of the Target Group upon a Merger Event may be applied, at the option of TCN in or towards prepayment of the Second Lien Indebtedness;

(iii)          voluntary prepayments made at any time when the ratio of Consolidated Group Net Borrowings (after taking account of the repayment in question) to Consolidated Group Net Operating Cash Flow is less than or equal to 2.85:1, may, at the option of TCN, be applied equally in amount (and not pro rata) in or towards repayment of the Senior Indebtedness on the one hand and the Second Lien Indebtedness on the other hand; and

(iv)          mandatory prepayments made from Equity Proceeds or from Net Proceeds of Financial Indebtedness which is junior to the Facilities shall, at the option of TCN, be applied equally in amount (and not pro rata) in or towards repayment of the Senior Indebtedness on the one hand and the Second Lien Indebtedness on the other hand.

2.4           Intergroup Debtors

Each Intergroup Debtor undertakes to the Security Trustee and each of the other Beneficiaries that it shall not take, nor permit any Intergroup Creditor nor cooperate with any Intergroup Creditor to take the benefit of, any Prohibited Action in relation to any Intergroup Liability except Permitted Intergroup Payments.

3.             Undertakings of the Creditors

3.1           Lessors

Until the last to occur of the Senior Discharge Date and the Hedge Discharge Date (but without prejudice to Clause 8.1 (Restrictions on enforcement by the Lessors)), each Lessor undertakes to the Security Trustee, each of the other Beneficiaries and each of the other Lessors that it will not, without the consent of the Security Trustee (acting on the instructions of the Instructing Party) and the other Lessors:

3.1.1        demand or receive payment, prepayment or repayment of, or any distribution in respect of (or on account of), any of the Lessor Debt owing to it in cash or in kind or apply any money or property in discharge of any Lessor Debt owing to it, except for:

(a)           Permitted Lease Payments; and/or

(b)           any proceeds received and applied in the order permitted by Clause 9 (Proceeds of Enforcement of Security); and/or

(c)           the proceeds of the relevant Collateral Account Security Assignments;

3.1.2        exercise any set-off against any Lessor Debt owing to it, except for Permitted Lease Payments and in respect of monies standing to the credit of the Lessor Collateral Accounts pursuant to an enforcement of the Lessor Security;

3.1.3        permit to subsist or receive any Encumbrance or receive any guarantee or other assurance against financial loss for, or in respect of, any of the Lessor Debt owing to it other than any Encumbrance or guarantee permitted pursuant to Clause 2.1.3 and including receiving and requiring the receipt of monies into the relevant Lessor Collateral Account; or

3.1.4        amend any of the Lease Documents to which it is a party in a manner which imposes a greater obligation on the relevant Chargor or amend Clause 18.1 or 18.2 (or any equivalent provision) of any Lease.

3.2           Hedge Counterparties

3.2.1        Until the last to occur of the Senior Discharge Date and the Lessor Pari Passu Discharge Date, (but without prejudice to Clause 8.2 (Restrictions on enforcement by

New Hedge Counterparties) and Clause 8.6 (Permitted Enforcement of Second Lien Indebtedness and New Hedge Counterparty Indebtedness)), each Hedge Counterparty undertakes to the Security Trustee and to each of the other Beneficiaries that it will not, without the prior consent of the Security Trustee (acting on the instructions of the Instructing Party) and the Lessors:

(a)           demand or receive payment, prepayment or repayment of, or any distribution in respect of (or on account of), any of the Hedge Counterparty Indebtedness in cash or in kind or apply any money or property in discharge of any Hedge Counterparty Indebtedness except for:

(i)            Permitted Hedging Payments; and/or

(ii)           any proceeds received and applied in the order permitted by Clause 9 (Proceeds of Enforcement of Security); and/or

(iii)          the proceeds of the Security;

(b)           exercise any set-off against any of the Hedge Counterparty Indebtedness, except for Permitted Hedging Payments; or

(c)           permit or require to subsist or receive the benefit of any Encumbrance or any guarantee or other assurance against financial loss for, or in respect of, any of the Hedge Counterparty Indebtedness other than the Security.

3.2.2        Until the last to occur of the Senior Discharge Date and the Lessor Pari Passu Discharge Date, each Hedge Counterparty undertakes to the Security Trustee and to each of the other Beneficiaries that:

(a)           any Hedge Agreements to which it is a party governing the terms of a hedging transaction will provide for “two way payments” in the event of a termination of the relevant Hedge Arrangements entered into under such Hedge Agreements howsoever caused, meaning that the defaulting party under those Hedge Arrangements will be entitled to receive payment under the relevant termination provisions if the net replacement value of all terminated transactions effected under the relevant Hedge Arrangements is in its favour, and netting will be permitted only between Hedge Arrangements and will not be permitted between any Hedge Arrangements and any other interest rate or currency hedging arrangements or derivative transactions which do not constitute Hedge Arrangements (and, for the avoidance of doubt, to the extent that any such Hedge Arrangements do not so provide, they will be deemed to so provide);

(b)           it will not terminate any of the Hedge Arrangements to which it is a party except:

(i)            as a result of non-payment of any Hedge Counterparty Indebtedness under such Hedge Arrangements which non-payment continues for 3 Business Days after notice of such non-payment has been given by such Hedge Counterparty to the Security Trustee (provided that if such Hedge Counterparty and the Security Trustee are the same entity it will not be necessary for there to be any formal notice of such non-payment to be given by such Hedge Counterparty to the Security Trustee); or

(ii)           upon the earliest of (1) the last day on which a payment of principal is due to be made under the Senior Facilities Agreement or, as applicable, the Target Facility Agreement, (2) an acceleration of the principal amount outstanding under the Senior Facilities Agreement or, as applicable, the Target Facility Agreement following consultation with (but without being required to obtain the consent of) the Security Trustee and (3) the date on which the Senior TCN Group Lenders or as applicable the Target Group Lenders have been repaid (or prepaid) in full and the Total Commitments have been reduced to zero; or

(iii)          following the repudiation of any such Hedge Arrangements by the relevant Chargor; or

(iv)          upon:

(A)         it becoming contrary to any law or regulation for the relevant Chargor or such Hedge Counterparty to perform the payment obligations expressed to be assumed by it in respect of such Hedge Arrangements or such obligations becoming invalid or unenforceable against the relevant Chargor; or

(B)           any provision of such Hedge Arrangements relating to the termination thereof (including, without limitation, the calculation of or obligation to pay amounts upon such termination) becoming invalid or unenforceable against the relevant Chargor; or

(v)           an Insolvency Event occurring in relation to the relevant Chargor; or

(vi)          with the prior written consent of the Security Trustee (acting on the instructions of an Instructing Party);

(c)           to the extent that the relevant Hedge Counterparty would not otherwise be entitled to terminate the relevant Hedge Arrangement in such circumstances it shall be deemed to be entitled to terminate the relevant Hedge Arrangement in the following circumstances:

(i)            if upon the termination of any Hedge Arrangement in accordance with the terms of this Deed and following the application of any netting pursuant to the terms thereof an amount falls due from a Hedge Counterparty to a Chargor, at any time on or after the Enforcement Date, in which case, that amount shall be paid by the relevant Hedge Counterparty, to the extent that it is lawfully possible, to the Security Trustee (which payment shall be deemed to be in full discharge of its obligations to the relevant Chargor, to the extent of the amount so paid) and shall be treated to the extent that the Security Trustee is entitled to do so, as the proceeds of enforcement of the Security

Documents and shall be applied in accordance with Clause 9 (Proceeds of Enforcement of Security); and

(ii)           promptly after the operation of Clause 26.17 (Acceleration) of the Senior Facilities Agreement (or, if applicable from and after the occurrence of an Integrated Merger Event, any comparable provision of any Target Facility Agreement) or the Senior Facilities Agent taking any action as is referred to in Clause 26.18 (Repayment on Demand) of the Senior Facilities Agreement (or, if applicable from and after the occurrence of an Integrated Merger Event, the Target Facility Agent taking any similar action under any comparable provision of any Target Facility Agreement) or the non-payment of any amount due under the Senior Facilities Agreement (or, if applicable from and after the occurrence of an Integrated Merger Event, any Target Facility Agreement) or on the last day on which a payment of principal is due under the Senior Facilities Agreement (or, if applicable from and after the occurrence of an Integrated Merger Event, any Target Facility Agreement) in which case, each Hedge Counterparty:

(A)         shall exercise any and all rights it may have to terminate and close out all Hedge Arrangements to which it is a party, unless the Senior Facility Agent and/or, if applicable from and after the occurrence of an Integrated Merger Event, the Target Facility Agent (in any case acting on the instructions of the Instructing Party) otherwise agrees;

(B)          shall not enter into any new Hedge Arrangements without the consent of the Senior Facility Agent and/or, if applicable from and after the occurrence of an Integrated Merger Event, the Target Facility Agent (in each case acting on the instructions of the Instructing Party);

(C)          will provide the Security Trustee with a copy of any notice of the termination of any Hedge Arrangement; and

(d)           it will promptly following the written request of the Security Trustee, which may only be given if the Enforcement Date has occurred, provide the Security Trustee with a copy of each Hedge Agreement to which it is a party and each amendment, supplement or variation to it.

3.3           Second Lien Finance Parties

Until the later to occur of the Senior Discharge Date, the Hedge Discharge Date and the Lessor Pari Passu Discharge Date, except as the Instructing Party shall previously have consented in writing, no Second Lien Finance Party will agree to, or take the benefit of, any Prohibited Action in relation to any Second Lien Indebtedness except:

(a)           to the extent contemplated by Clause 2.4 (Second Lien);

(b)           pursuant to any Second Lien Document as in effect at the date hereof or otherwise by way of taking, accepting, receiving or perfecting the benefit of any additional Encumbrances or guarantees in circumstances where such Encumbrance or guarantee is granted in accordance with the Senior Facilities Agreement;

(c)           subject to the provisions of Clause 8.6 (Permitted Enforcement of Second Lien Indebtedness or New Hedge Counterparty Indebtedness), to enforce any Encumbrance granted to it or to preserve, or protect any Encumbrance granted to it; or

(d)           the receipt of monies distributed by the Security Trustee in accordance with Clause 9 (Proceeds of Enforcement of Security).

3.4           Intergroup Creditors

Until the last to occur of the Senior Discharge Date, the Hedge Discharge Date, the Lessor Junior Discharge Date and the Second Lien Discharge Date, each Intergroup Creditor undertakes to the Security Trustee and each of the other Beneficiaries that it shall not agree to, or take the benefit of, any Prohibited Action in relation to any Intergroup Liability except Permitted Intergroup Payments.

3.5           Permitted Capitalisation of Intergroup Liabilities

Notwithstanding any other term of this Deed, the Intergroup Liabilities may be:

(a)           reduced or cancelled in consideration of the issue of one or more shares or other securities by an Intergroup Debtor to any Intergroup Creditor or by any waiver of any such Intergroup Liabilities or by the making of any capital contribution by an Intergroup Creditor to any Intergroup Creditor; or

(b)           converted into loan stock or convertible unsecured loan stock or, if so converted, may be converted back into debt,

provided that in each case (i) any such action is not prohibited by the terms of the Senior Documents, the Second Lien Documents or the Lease Documents and (ii) where an Intergroup Creditor has granted security to the Security Trustee pursuant to any Security Document over its right, title and benefit to the relevant Intergroup Liabilities, any action referred to in sub-paragraphs (a) and (b) above shall only be permitted to the extent that the relevant asset into which such Intergroup Liabilities are converted, or in consideration for which they are discharged (if any), is subject to Security in favour of the Security Trustee (in form and substance substantially similar to the existing Security in favour of the Security Trustee or will within 10 Business Days of such conversion or exchange, be made subject to Security in favour of the Security Trustee (in form and substance similar to the existing Security in favour of the Security Trustee or otherwise in form and substance as may be reasonably required by the Security Trustee).

3.6           Amendments to Senior Finance Documents

Subject to Clause 3.7 (New Senior Liabilities), no Chargor nor any Senior Finance Party will, prior to the Second Lien Discharge Date, without the prior written consent of the Second Lien Facility Agent (acting on instructions of a Second Lien Instructing Group):

(a)           increase the rate of interest payable under any Senior Document or otherwise increase the cost to the Chargors of the Senior Indebtedness by more than 75 basis points per annum other than as contemplated by the terms of the Senior Documents as at the original execution date of this Deed;

(b)           increase the rate of interest payable under any Target Finance Document or otherwise increase the cost to the Chargors or the Target Group Senior Indebtedness by more than 75 basis points per annum other than as contemplated by the terms of the Target Finance Documents as at the date of the Integrated Merger Event;

(c)           change the basis on which interest or any other amount (including, without limitation, fees) is calculated under any Senior Document as at the date of its original execution, other than as a result of procedural or administrative changes arising in the ordinary course of the administration of the Senior Indebtedness which are not materially prejudicial to the interests of the Second Lien Finance Parties;

(d)           agree to take any action which would make any scheduled principal, any interest or any other amount payable under any Senior Document on a date later than that provided in the relevant Senior Document as at the date of its original execution, other than arising from the extension of the final maturities in respect of any one or more of the Facilities or any facility in respect of any Target Group Senior Indebtedness in each case, by up to 6 months; or

(e)           agree to or take any action to amend any Senior Document which would prohibit, or create a default or event of default thereunder with respect to, any action or event that is expressly permitted under this Deed.

3.7           New Senior Liabilities

Prior to the Second Lien Discharge Date, the Senior Lenders may make available New Senior Liabilities (which will be treated as Senior Indebtedness for the purposes of this Deed) provided that the final maturity date of such new Senior Indebtedness is not later than the original maturity date of the C Facility under the Senior Facilities Agreement or, if later, the maturity date of the longest facility in respect of any Target Group Senior Indebtedness.

3.8           Existing Security Documents

Each of the Existing Hedge Counterparties and the Lessors hereby agree that it will, promptly upon the execution of this Deed give irrevocable and unconditional instructions to CIBC World Markets PLC, in its capacity as security trustee under each of the Existing Security Documents:

3.8.1        to appoint the Security Trustee as co-trustee under the Existing Intercreditor Deed and in relation to each of the Existing Security Documents listed in Part 1 of Schedule 13 (Existing Security Documents);

3.8.2        to irrevocably and unconditionally release the security granted in its favour under each of the Existing Security Documents listed in Part 2 of Schedule 13 (Existing Security Documents);

3.8.3        to irrevocably and unconditionally release the security granted in its favour under each of the Existing Security Documents listed in Part 1 of Schedule 13 (Existing Security Documents) to the extent that such security is granted by or over the shares or other equity interests in, or loan stock issued by, any member of the Flextech Group or any other member of the Group (excluding Telewest UK) who is not a member of the TCN Group; and

3.8.4        to execute such notices, instruments or other documents, in each case, as may be necessary to give effect to the transactions contemplated in Clauses 3.8.1, 3.8.2 and 3.8.3 above,

following which CIBC World Markets PLC shall resign as security trustee under the Existing Intercreditor Deed, provided that for the avoidance of doubt, nothing in this Clause 3.8 shall require the Lessors to take any action with respect to the Lessor Security.

4.             Suspension of Permitted Payments

4.1           Suspension of Permitted Lease Payments

Subject to Clause 6 (Subordination on Insolvency) and Clause 8.1 (Restrictions on enforcement by Lessors), no Chargor shall make and no Lessor shall receive any Permitted Lease Payments if:

4.1.1        an Event of Default has occurred and is continuing 20 Business Days after its occurrence and/or the Enforcement Date has occurred; or

4.1.2        an Event of Default has occurred and a notice is served on the relevant Chargor and such Lessor by the Security Trustee stating that such Event of Default has occurred and is continuing and that no Permitted Lease Payments can be made.

Any payment in respect of Lessor Debt made after Clause 4.1.1 has become applicable or after a notice is served pursuant to Clause 4.1.2 shall not constitute Permitted Lease Payments. If the Senior Facility Agent, or (if applicable) the Target Facility Agent is satisfied that the circumstances or the relevant breach which gave rise to the Event of Default referred to in Clause 4.1.1 or 4.1.2 above no longer apply or has been cured (as the case may be), it may, by notice to TCN, state that payments may be made in respect of Lessor Debt so as to constitute Permitted Lease Payments.

4.2           Suspension of Permitted Hedging Payments

Subject to Clause 6 (Subordination on Insolvency), no Chargor shall make and no Hedge Counterparty shall receive any Permitted Hedging Payments if:

4.2.1        an Event of Default (other than a default in respect of any Hedge Arrangement) has occurred and is continuing 20 Business Days after its occurrence and/or the Enforcement Date has occurred; or

4.2.2        an Event of Default (other than a default in respect of any Hedge Arrangement) has occurred and a notice is served on the relevant Chargor and such Hedge Counterparty by the Security Trustee stating that such Event of Default has occurred and is continuing and that no Permitted Hedging Payments can be made.

Any payments in respect of Hedge Counterparty Indebtedness made after Clause 4.2.1 has become applicable or after a notice is served in accordance with Clause 4.2.2 shall not constitute Permitted Hedging Payments.  In the event of any suspension of Permitted Hedging Payments pursuant to Clauses 4.2.1 or 4.2.2, any Hedge Counterparty may suspend any payments due from it to any Chargor under any Hedge Arrangement to which it is a party.  If the Senior Facility Agent, or (if applicable) the Target Facility Agent is satisfied that the circumstances or the relevant breach which gave rise to the Event of Default referred to in Clause 4.2.1 or 4.2.2 above no longer apply or has been cured (as the case may be), it may, by notice to TCN and the Hedge Counterparties state that payments may be made in respect of Hedge Counterparty Indebtedness so as to constitute Permitted Hedging Payments.  Upon receipt of such notice, any Hedge Counterparties that has suspended payments to any Chargor under any Hedge Arrangement shall promptly recommence such payments.

4.3           Suspension of Permitted Payments relating to Second Lien Indebtedness

Except with the prior consent in writing of the Instructing Party at any time prior to the Senior Discharge Date, no Chargor may on any date make any payments, which would otherwise be permitted by Clause 2.3 (Second Lien) if:

(a)           any of the Senior Indebtedness due and payable on or prior to such date is unpaid; or

(b)           following the occurrence of an Event of Default and where the same is continuing, either of the Senior Agents acting on the instructions of the Instructing Party) serves a Default Notice on the Second Lien Facility Agent until the earliest date on which:

(i)            paragraph (a) does not apply; and

(ii)           one of the following applies:

(A)         150 days have elapsed since the service of such Default Notice or, if earlier, where a Standstill Period is in effect any time during that 150 day period, the date on which that Standstill Period expires;

(B)          in the case of an Event of Default (other than a cross-default under the Senior Facilities Agreement on account of a default under the Target Facility Agreement or a cross-default under the Target Facility Agreement on account of a default under the Senior Facilities Agreement) the relevant Agent (acting on the instructions of a Senior TCN Group Instructing Group or a Target Group Instructing Group, as applicable) has confirmed in writing to TCN, the Second Lien Facility Agent and the other Senior Agent that the relevant Event of Default has been remedied or waived in writing by a Senior TCN Group Instructing Group or a Target Group Instructing Group, as applicable, or such Event of Default is no longer continuing;

(C)          whichever of the Senior Agents has served the Default Notice cancels such Default Notice by notice in writing to the other Agents and TCN; or

(D)         the Senior Discharge Date occurs,

provided that, unless otherwise agreed by the Second Lien Facility Agent (acting on the instructions of the Second Lien Instructing Group):

(iii)          no more than one Default Notice may be served with respect to the same particular event or circumstances by a Senior Agent whether in relation to the same Event of Default or not, but without prejudice to the ability of either Senior Agent to issue a Default Notice in respect of any other particular event or circumstance and without prejudice to the ability of the Senior Agent who did not serve the original Default Notice to serve a Default Notice in respect of the same particular event or circumstance;

(iv)          a Default Notice may not be served by a Senior Agent in reliance on a particular Event of Default more than 45 days after the relevant Senior Agent has received notice in writing from any other party hereto specifying the event or circumstance constituting that Event of Default and specifying that it constitutes an Event of Default; and

(v)           a Default Notice may not be issued by a Senior Agent less than 360 days after the service of a prior Default Notice by that Senior Agent relating to an Event of Default which was existing at the time of such prior Default Notice, unless such Event of Default has been remedied or is no longer continuing for at least 180 days prior to the service of the proposed new Default Notice.

5.             Turnover of Non-permitted Payments

5.1           If at any time prior to the last to occur of the Senior Discharge Date, the Hedge Discharge Date and the Lessor Pari Passu Discharge Date:

5.1.1        any Hedge Counterparty receives a payment (including by set-off) or distribution in cash or in kind of, or on account of, any Hedge Counterparty Indebtedness other than a Permitted Hedging Payment;

5.1.2        any Hedge Counterparty receives the proceeds of any enforcement of any security on account or any Hedge Counterparty Indebtedness (including by way of set-off or combination of accounts) unless those proceeds are received pursuant to Clause 9.2 (General Order of Application);

5.1.3        any Second Lien Finance Party receives a payment (including by set-off) or distribution in cash or in kind of, on account of, any of the Second Lien Indebtedness unless permitted under Clause 2.3 (Second Lien);

5.1.4        any Second Lien Finance Party receives the proceeds of any enforcement of any security on account of any Second Lien Indebtedness (including by way of set-off or combination of accounts) or distribution in cash or in kind unless those proceeds are received pursuant to Clause 9.2 (General Order of Application);

5.1.5        any Lessor receives a payment (including by set-off) or distribution in cash or in kind of or on account of, any of the Lessor Debt, other than a Permitted Lease Payment; or

5.1.6        any Lessor receives the proceeds of any enforcement of security (including by set-off) on account of any of the Lessor Debt unless those proceeds are received pursuant to the enforcement of the Collateral Account Security Assignments or pursuant to Clause 9.1 (Application of Proceeds of Enforcement of Certain Security) or are a payment from the Security Trustee pursuant to Clause 9.2 (General Order of Application); or

5.1.7        any Intergroup Creditor receives a payment (including by set-off) or distribution in cash or in kind of or on account of any Intergroup Liabilities other than in respect of Permitted Intergroup Liabilities, the relevant Creditor receiving such payment or proceeds will hold the same for and on behalf of and to the order of the Security Trustee and pay and distribute it upon demand to the Security Trustee for application in accordance with Clause 9 (Proceeds of Enforcement of Security).

5.2           If after the Senior Discharge Date, the Hedge Discharge Date and the Lessor Pari Passu Discharge Date have occurred but prior to the last to occur of the Second Lien Discharge Date and the Lessor Junior Discharge Date:

5.2.1        any Lessor receives a payment (including by set-off) or distribution in cash or in kind of or on account of, any of the Lessor Junior Debt, other than in respect of a Permitted Lease Payment;

5.2.2        any Lessor receives the proceeds of any enforcement of security (including by set-off) on account of any of the Lessor Junior Debt unless those proceeds are received pursuant to the enforcement of the Collateral Account Security Assignments or pursuant to Clause 9.1 (Application of Proceeds of Enforcement of Certain Security) or are a payment from the Security Trustee pursuant to Clause 9.2 (General Order of Application);

5.2.3        any Intergroup Creditor receives a payment (including by set-off) or distribution in cash or in kind of or on account of any Intergroup Liabilities other than in respect of a Permitted Intergroup Payment, the relevant Creditor (as the case may be) receiving such payment or proceeds will hold the same for and on behalf of and to the order of the Security Trustee and pay and distribute it upon demand to the Security Trustee for application in accordance with Clause 9 (Proceeds of Enforcement of Security).

6.             Subordination on Insolvency

6.1           Subordination

If an Insolvency Event occurs in relation to any Chargor, subject to Clause 9 (Proceeds of Enforcement of Security):

6.1.1        the Intergroup Liabilities will be subordinate in right of payment to the Lessor Debt, the Senior Indebtedness, the Hedge Counterparty Indebtedness and the Second Lien Indebtedness;

6.1.2        the Lessor Junior Debt will be subordinate in right of payment to the Senior Indebtedness, the Second Lien Indebtedness, the Lessor Pari Passu Debt and the Hedge Counterparty Indebtedness; and

6.1.3        the Second Lien Indebtedness will be subordinate in right of payment to the Senior Indebtedness, the Lessor Pari Passu Debt and the Hedge Counterparty Indebtedness.

6.2           Filing of Claims

If an Insolvency Event occurs in relation to any Chargor, until the last to occur of the Senior Discharge Date, the Second Lien Discharge Date, the Lessor Junior Discharge Date and the Hedge Discharge Date:

6.2.1        the Security Trustee may, and is irrevocably authorised on behalf of each Finance Party, Lessor, each Hedge Counterparty, and each Intergroup Creditor to, (i) claim, enforce and prove for the Senior Indebtedness, the Second Lien Indebtedness, the Lessor Debt (other than any liabilities satisfied out of any amount subject to the Collateral Account Security Assignments), the Hedge Counterparty Indebtedness and the Intergroup Liabilities and (ii) file claims and proofs, give receipts and take all such proceedings in respect of filing such claim or proof and do all such things as the Security Trustee reasonably considers necessary to recover the Senior Indebtedness, the Second Lien Indebtedness, the Lessor Debt (other than any liabilities satisfied out of any amount subject to the Collateral Account Security Assignments), the Hedge Counterparty Indebtedness and the Intergroup Liabilities and (iii) receive all distributions (other than any amount standing to the credit of the Lessor Collateral Accounts) in respect of the Senior Indebtedness, the Second Lien Indebtedness, the Lessor Debt, the Hedge Counterparty Indebtedness and the Intergroup Liabilities for application in accordance with Clause 9 (Proceeds of Enforcement of Security); and

6.2.2        if and to the extent that the Security Trustee does not exercise its rights to or is not entitled to claim, enforce, prove, file claims or proofs, or take proceedings in respect of filing such claim or proof for the Senior Indebtedness, the Second Lien Indebtedness, the Lessor Debt (other than any liabilities satisfied out of any amount subject to the Collateral Account Security Assignments), the Hedge Counterparty Indebtedness or the Intergroup Liabilities, each Finance Party, Lessor, each Hedge

Counterparty or each Intergroup Creditor may do so (and will do so promptly if requested by the Security Trustee),

provided that the above authorisations and undertakings on the part of the Lessors shall not apply after the Senior Discharge Date or the Hedge Discharge Date have each occurred.

6.3           Distributions

If an Insolvency Event occurs in relation to any Chargor, until the last to occur of the Senior Discharge Date, the Second Lien Discharge Date, the Lessor Pari Passu Discharge Date and the Hedge Discharge Date:

6.3.1        each Finance Party, Lessor, each Hedge Counterparty and each Intergroup Creditor will hold all distributions (other than any amounts standing to the credit of the Lessor Collateral Accounts) in cash or in kind received or receivable by it in respect of the Senior Indebtedness, the Second Lien Indebtedness, the Lessor Debt, the Hedge Counterparty Indebtedness or the Intergroup Liabilities (as the case may be) for and on behalf of and to the order of the Security Trustee and pay and distribute it upon demand to the Security Trustee for application in accordance with Clause 9 (Proceeds of Enforcement of Security);

6.3.2        each Finance Party, each Lessor, each Hedge Counterparty and each Intergroup Creditor will direct the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of the Chargors (or any of them) or their proceeds to pay distributions (other than any amounts standing to the credit of the Lessor Collateral Accounts) in respect of Senior Indebtedness, the Second Lien Indebtedness, the Lessor Debt, the Hedge Counterparty Indebtedness or the Intergroup Liabilities (as the case may be) owed by any such Chargor direct to the Security Trustee; and

6.3.3        each Creditor will give all such notices and do all such things as the Security Trustee may reasonably request to give effect to this Clause 6.3, provided that nothing in this Clause 6.3 shall require the Lessors to pay or account to the Security Trustee for any proceeds or other monies arising from the Lessor Collateral Accounts or the enforcement of the Collateral Account Security Assignments.

6.4           Treatment of non-cash distributions

If any party hereto who is a creditor of any Chargor receives any distribution from a Chargor otherwise than in cash such party shall transfer that distribution to the Security Trustee who may realise that distribution as it sees fit provided that the realisation proceeds are applied in accordance with Clause 9 (Proceeds of Enforcement of Security).  As between the parties hereto, that distribution shall be treated as not having been made to the party that received the distribution and the recipients of the realisation proceeds under Clause 9 (Proceeds of Enforcement of Security) shall be treated as having received such proceeds and the indebtedness of the relevant Chargor to such recipients shall be reduced accordingly.

6.5           Transfer of distributions

Each Lessor, each Finance Party, each Hedge Counterparty and each Intergroup Creditor shall at its own expense do all such things as the Security Trustee may reasonably require to transfer to the Security Trustee all payments and distributions which must be turned over or held for and on behalf of and to the order of the Finance Parties, the Lessors, the Hedge Counterparties and the Intergroup Creditors (including, without limitation, endorsements and execution of formal transfers) in accordance with this Deed and will pay all reasonable costs and all stamp duties in connection with those transfers.

6.6           Invalidity of Arrangements

If for any reason the obligations of any Beneficiary or any Intergroup Creditor to hold property for the Security Trustee, the Finance Parties, the Hedge Counterparties and the Lessors (or any of them) under this Deed is invalid or unenforceable, the relevant Lessor, the relevant Finance Party, the relevant Hedge Counterparties and the Intergroup Creditors (as the case may be) will pay and deliver to the Security Trustee for application in accordance with Clause 9 (Proceeds of Enforcement of Security) an amount equal to the payment, receipt or recovery in cash or in kind (or its value, if in kind) which the relevant Lessor, the relevant Finance Party or the relevant Hedge Counterparty or the relevant Intergroup Creditor (as the case may be) would otherwise have been bound to hold to the order of the Security Trustee, the Finance Parties, the Lessor and the Hedge Counterparties.

7.             Priority of Security

7.1           Ranking of Security

7.1.1        Subject to Clause 9 (Proceeds of Enforcement of Security), all existing and future security conferred by the Security (other than in respect of assets over which the Lessor Security has priority under Clause 7.2 (Ranking of Lessor Security) will secure all Senior Indebtedness, the Security Trustee Indebtedness, the Hedge Counterparty Indebtedness and the Lessor Pari Passu Debt in priority to the Second Lien Indebtedness and the Lessor Junior Debt regardless of the date on which the Senior Indebtedness, the Second Lien Indebtedness, the Security Trustee Indebtedness, the Hedge Counterparty Indebtedness or the Lessor Pari Passu Debt arises, regardless of whether the Lenders, the Hedge Counterparties or the Lessors are obliged to advance moneys included in the Senior Indebtedness, the Second Lien Indebtedness, the Hedge Counterparty Indebtedness or the Lessor Pari Passu Debt and regardless of any fluctuations in the amount of the Senior Indebtedness, the Second Lien Indebtedness, the Security Trustee Indebtedness, the Hedge Counterparty Indebtedness or the Lessor Pari Passu Debt and the balance of the Lessor Debt outstanding or any intermediate discharge of the Senior Indebtedness, the Second Lien Indebtedness, the Security Trustee Indebtedness, the Hedge Counterparty Indebtedness or the Lessor Debt in whole or in part.

7.1.2        Subject to Clause 9 (Proceeds of Enforcement of Security), all existing and future security conferred by the Security (other than in respect of assets over which the Lessor Security has priority under Clause 7.2 (Ranking of Lessor Security) will secure all Second Lien Indebtedness in priority to the Lessor Junior Debt regardless of the date on which the Second Lien Indebtedness arises, regardless of whether the Second Lien Lenders are obliged to advance moneys included in the Second Lien Indebtedness and regardless of any fluctuations in the amount of the Second Lien Indebtedness and the balance of the Lessor Debt outstanding or any intermediate discharge of the Second Lien Indebtedness or the Lessor Debt in whole or in part.

7.1.3        Subject to Clause 9 (Proceeds of Enforcement of Security), all existing and future security conferred by the Security shall rank pari passu as if it had been created simultaneously and as a continuing security for, and shall not be affected by any fluctuations in, the Secured Obligations.  The provisions of this Clause 7.1.3 shall apply notwithstanding that all or any of the Security is void, set aside or otherwise invalid.

7.2           Ranking of Lessor Security

Subject to Clause 9 (Proceeds of Enforcement of Security), in relation to each Lessor, all existing and future security conferred in favour of that Lessor by the Lessor Security over (i) the assets the subject of the Collateral Account Security Assignment to which that Lessor is a party, and (ii) the relevant Lessor Collateral Account (but only, in each case, to the extent that the Lessor is entitled to priority in respect of proceeds of enforcement under Clause 9 (Proceeds of Enforcement of Security)) will:

7.2.1        rank in all respects prior to existing and future security conferred by the Security Documents and the Lessor Security given to or for the benefit of the other Lessors, regardless or order of registration, notice, execution or otherwise; and

7.2.2        secure all Lessor Debt owing to it in priority to the Senior Indebtedness, the Second Lien Indebtedness, the Hedge Counterparty Indebtedness and the Intergroup Liabilities, regardless of any fluctuations in the amount of that Lessor Debt outstanding or an intermediate discharge of that Lessor Debt in whole or in part.

Subject to Clause 9 (Proceeds of Enforcement of Security), all existing and future security conferred in favour of a Lessor (an “Other Lessor”) by the Lessor Security over the assets referred to in (i) and (ii) above in respect of which another Lessor has priority as set out above will:

(A)          rank in all respects prior to existing and future security conferred by the Security regardless of order of registration, notice, execution or otherwise; and

(B)           secure all Lessor Debt owing to it in priority to the Senior Indebtedness, the Second Lien Indebtedness, the Hedge Counterparty Indebtedness and the Intergroup Liabilities, regardless of the date on which that Lessor Debt arises, regardless of whether that Lessor is obliged to advance moneys included in that Lessor Debt, and regardless of any fluctuations in the amount of that Lessor Debt outstanding or an intermediate discharge of that Lessor Debt in whole or in part, and if there is more than one Other Lessor, such security of each Other Lessor shall rank pari passu.

7.3           Registration and Notice

Each Lessor and the Security Trustee will co-operate with each other with a view to reflecting the priority of the Security and the Lessor Security in any register or with any filing or registration authority and in giving notice to insurers, debtors liable for receivables covered by the security conferred by the Security and the Lessor Security and other relevant persons.

8.             Enforcement

8.1           Restrictions on enforcement by the Lessors

Save as permitted by Clause 8.5 (Enforcement by each Lessor), until the last to occur of the Senior Discharge Date and the Hedge Discharge Date, each Lessor undertakes to the Security Trustee, each of the other Beneficiaries and each of the other Lessors that it will not:

8.1.1        sue for (except to the extent necessary or reasonably desirable in order to enforce the Collateral Account Security Assignments) or (save for any process which is necessary or reasonably desirable in order to enforce the Collateral Account Security Assignments) institute any creditor’s process (including a Mareva injunction, garnishment, execution or levy, whether before or after judgment) against any Chargor in respect of, any Lessor Debt;

8.1.2        petition for (or vote in favour of any resolution for) or initiate or support or take any steps with a view to any insolvency, liquidation, reorganisation, administration or dissolution proceedings or any voluntary arrangement or assignment for the benefit of creditors or similar proceedings involving any Chargors, whether by petition, convening a meeting, voting for a resolution or otherwise; or

8.1.3        apply for any order for an injunction or specific performance in respect of any Chargor in relation to any of the Lease Documents other than the Collateral Account Security Assignments.

8.2           Restrictions on enforcement by New Hedge Counterparties

Save as permitted by Clause 8.6 (Permitted Enforcement of Second Lien Indebtedness and New Hedge Counterparties), until the last to occur of the Senior Discharge Date, the Lessor Pari Passu Discharge Date and the Existing Hedge Counterparty Discharge Date, each New Hedge Counterparty undertakes to the Security Trustee, and each of the other Beneficiaries that it will not:

8.2.1        accelerate any of the New Hedge Counterparty Indebtedness or otherwise declare any of the New Hedge Counterparty Indebtedness due and payable prior to its stated maturity whether on an event of default or otherwise;

8.2.2        exercise any right to crystallise, or require the Security Trustee to crystallise, any floating charge created pursuant to the Security Documents;

8.2.3        exercise any right to enforce, or require the Security Trustee to enforce, any Encumbrance created pursuant to the Security Documents by sale, possession, appointment of a receiver or otherwise, or any rights under or pursuant to the provisions of any guarantee given by any Chargor in relation to all or any part of the New Hedge Counterparty Indebtedness;

8.2.4        petition for (or vote in favour of any resolution for) or initiate or support or take any steps with a view to any insolvency, liquidation, reorganisation, administration or dissolution proceedings or any voluntary arrangement or assignment for the benefit of creditors or any similar proceedings involving any Chargor; or

8.2.5        exercise the remedy of foreclosure in respect of any asset the subject of an Encumbrance created pursuant to any Security Document.

8.3           Restrictions on enforcement by Second Lien Finance Parties

Save as permitted by Clause 8.6 (Permitted Enforcement of Second Lien Indebtedness and New Hedge Counterparty Indebtedness), until the last to occur of the Senior Discharge Date, the Lessor Pari Passu Discharge Date and the Hedge Discharge Date, each Second Lien Finance Party undertakes to the Security Trustee, and each of the other Beneficiaries that it will not:

8.3.1        accelerate any of the Second Lien Indebtedness or otherwise declare any of the Second Lien Indebtedness due and payable prior to their stated maturity whether on an event of default or otherwise;

8.3.2        exercise any right to crystallise, or require the Security Trustee to crystallise, any floating charge created pursuant to the Security Documents;

8.3.3        exercise any right to enforce, or require the Security Trustee to enforce, any Encumbrance created pursuant to the Security Documents by sale, possession, appointment of a receiver or otherwise, or any rights under or pursuant to the provisions of any guarantee given by any Chargor in relation to all or any part of the Second Lien Indebtedness;

8.3.4        petition for (or vote in favour of any resolution for) or initiate or support or take any steps with a view to any insolvency, liquidation, reorganisation, administration or dissolution proceedings or any voluntary arrangement or assignment for the benefit of creditors or any similar proceedings involving any Chargor; or

8.3.5        exercise the remedy of foreclosure in respect of any asset the subject of an Encumbrance created pursuant to any Security Document.

8.4           Restrictions on enforcement by the Intergroup Creditors

Until the last to occur of the Senior Discharge Date, the Hedge Discharge Date, the Second Lien Discharge Date and the Lessor Junior Discharge Date, each Intergroup Creditor undertakes to the Security Trustee, and to each of the Beneficiaries, that it will not:

8.4.1        accelerate any of the Intergroup Liabilities or otherwise declare any of the Intergroup Liabilities due and payable prior to their stated maturity whether on an event of default or otherwise;

8.4.2        sue for or institute any creditor’s process (including a Mareva injunction, garnishment, execution or levy, whether before or after judgment) against any Chargor in respect of, any Intergroup Liabilities;

8.4.3        petition for (or vote in favour of any resolution for) or initiate or support or take any steps with a view to any insolvency, liquidation, reorganisation, administration or dissolution proceedings or any voluntary arrangement or assignment for the benefit of creditors or similar proceedings involving any Chargors, whether by petition, convening a meeting, voting for a resolution or otherwise; or

8.4.4        apply for any order for an injunction or specific performance in respect of any Chargor in relation to any of the Intergroup Liabilities.

8.5           Enforcement by each Lessor

Each Lessor may:

8.5.1        enforce (including, but not limited to, by way of set-off) any security over any Lessor Collateral Account charged to it provided that the proceeds are applied in accordance with Clause 9.1.1;

8.5.2        sue any Chargor for any Lessor Debt owing to it provided that:

(a)           it notifies the Security Trustee and each of the other Lessors within 10 Business Days’ of such legal action having been commenced;

(b)           it commences and continues legal proceedings only insofar as the same are necessary or reasonably desirable so as to enable it to obtain a judgment in respect of that Lessor Debt which judgment is in each case necessary or reasonably desirable in order for that Lessor to prove that Lessor Debt in any liquidation, to make a claim under the Lessor Security provided to or for the benefit of that Lessor or to avoid the expiry of any limitation period in respect of that Lessor Debt; and

(c)           save for any steps necessary or reasonably desirable to enforce the Collateral Account Security Assignments it does not take any steps to enforce such judgment;

8.6           Permitted Enforcement of Second Lien Indebtedness and New Hedge Counterparty Indebtedness

Notwithstanding the provisions of Clause 8.2 (Restrictions on enforcement by New Hedge Counterparties) and Clause 8.3 (Restrictions on enforcement by Second Lien Finance Parties) or any other Clause of this Deed, if:

(i)            in the case of the Second Lien Finance Parties, a Second Lien Default; or

(ii)           in the case of a New Hedge Counterparty, a Hedging Default,

in each case, other than to the extent arising from a cross-default by reason of an event of default (howsoever described) occurring under any other Indebtedness of the TCN Group (in this Clause, a “relevant Default”) has occurred and is continuing unremedied and unwaived, the Second Lien Facility Agent and any New Hedge Counterparty may take any action which it is entitled to take with respect to such relevant Default in relation to the Second Lien Indebtedness or the New Hedge Counterparty Indebtedness (as the case may be), including without limitation as to the acceleration or closing out thereof, which would otherwise be prohibited by this Deed in each case, if:

(a)           an Insolvency Event has occurred;

(b)           any Senior Indebtedness has been declared to be due and payable (x) under Clause 26.17 (Acceleration) or due or payable on demand under Clause 26.18 (Repayment on Demand) of the Senior Facilities Agreement) or (y) under any corresponding provisions of the Target Group Finance Documents; or

(c)           the Senior Lenders have commenced or instructed the Security Trustee to commence any Enforcement Action; or

(d)           (i)            the Second Lien Facility Agent or the New Hedge Counterparty (as the case may be) has served a notice on the relevant Senior Agent specifying the relevant Default concerned;

(ii)           a period (a “Standstill Period”) of:

(A)         90 days, in the case of non-payment of any Second Lien Indebtedness or New Hedge Counterparty Indebtedness (as the case may be); or

(B)          120 days, in the case of breach of a covenant contained in Clause 17 (Financial Condition) of the Second Lien Facility Agreement; or

(C)          150 days, in any other case,

has elapsed from the date the relevant Senior Agent has received the notice relating to the relevant Default; and

(iii)          at the end of the Standstill Period, the relevant Default is continuing unremedied or unwaived,

provided always that any amounts received in respect of Second Lien Indebtedness or New Hedge Counterparty Indebtedness (as the case may be) as a result of action permitted to be taken under this Clause 8.6 shall promptly upon receipt be paid by the relevant Second Lien Finance Party or New Hedge Counterparty (as the case may be) to the Security Trustee for the benefit of the Beneficiaries to hold upon trust for application in accordance with Clause 9.2 (General Order of Application) (and pending such payment to the Security Trustee, such Second Lien Finance Party or the New Hedge Counterparty (as the case may be) will save as specified otherwise hold the amount received on trust for the purposes of this Deed).

9.             Proceeds of Enforcement of Security

9.1           Application of Proceeds of Enforcement of Certain Security

9.1.1        Without prejudice to Clauses 10.1 (Enforcement by a Lessor) and 10.2 (No Enforcement) and subject to the rights of any preferential creditor and any other rights arising by operation of law, the net proceeds of enforcement of the Security and the Lessor Security shall, insofar as those net proceeds relate to any assets the subject of a Collateral Account Security Assignment given in favour of a particular Lessor, be applied in the following order:

(a)           FIRST in payment to that Lessor of the Lessor Debt owing to it;

(b)           SECOND in payment to the other Lessors for application pro rata towards the balance of the Lessor Debt; and

(c)           THIRD in payment to the Security Trustee to be applied in accordance with and in order of the priority set out in Clause 9.2 (General Order of Application);

9.1.2        Subject to the rights of any preferential creditor, the net proceeds of enforcement of the Security shall, insofar as those net proceeds relate to any assets the subject of the Barclays Security, be applied in the following order:

(a)           FIRST in payment to Barclays of the Barclays Liabilities; and

(b)           SECOND in payment to the Security Trustee to be applied in accordance with and in order of the priority set out in Clause 9.2 (General Order of Application).

9.2           General Order of Application

Subject to the rights of any preferential creditor and subject to Clause 9.1 (Application of Proceeds of Enforcement of Certain Security) the net proceeds of enforcement of the Security and, without prejudice to Clause 8 (Enforcement), the Lessor Security shall be paid to the Security Trustee and such amounts, together with any sums paid to the Security Trustee pursuant to Clauses 5 (Turnover of Non-permitted Payments) and 6 (Subordination on Insolvency) shall, notwithstanding any other provision of the Transaction Documents, in each case, be applied in the following order:

9.2.1        FIRST as to a sum equivalent to the aggregate of the Security Trustee Indebtedness, to the First Beneficiary;

9.2.2        SECOND as to a sum equivalent to the sum of the aggregate of (i) the Senior Indebtedness, (ii) the Hedge Counterparty Indebtedness and (iii) the Lessor Pari Passu Debt, to the Second Beneficiaries respectively which sum will (if it is insufficient to discharge the same in full) be paid to such Second Beneficiaries pro rata to the aforesaid amounts owed to them;

9.2.3        THIRD subject to each of the Senior Discharge Date, the Lessor Pari Passu Discharge Date and the Hedge Discharge Date having occurred, as to a sum equivalent to the Second Lien Indebtedness, to the Third Beneficiaries pro rata to the aforesaid amounts owed to them;

9.2.4        FOURTH subject to each of the Senior Discharge Date, the Second Lien Discharge Date and the Hedge Discharge Date having occurred, as to a sum equivalent to the Lessor Junior Debt to the Fourth Beneficiaries pro rata to the aforesaid amounts owed to them; and

9.2.5        FIFTH subject to the Lessor Junior Discharge Date having occurred, to the Intergroup Creditors pro rata to the amounts owed to them in respect of Intergroup Liabilities; and

9.2.6        SIXTH by way of the payment of the surplus (if any) to the relevant Chargor or other person entitled thereto.

9.3           Good discharge of Security Trustee

9.3.1        Any payment made to and upon and acknowledgement of receipt signed by:

(a)           the Senior Facility Agent on behalf of the Senior TCN Group Finance Parties;

(b)           the Target Group Agent on behalf of the Target Group Finance Parties;

(c)           the Lessors’ Agent on behalf of the Lessors; or

(d)           the Second Lien Facility Agent on behalf of the Second Lien Finance Parties,

shall be a good discharge of the Security Trustee’s obligations to make any such payment to such Beneficiary.

9.3.2        Any amounts which are to be distributed by the Security Trustee pursuant to this Clause 9 (Proceeds of Enforcement of Security) in respect of the Lessor Debt shall be paid to the Lessors’ Agent and payment to the Lessors’ Agent of such amounts shall constitute a good discharge to the Security Trustee of its obligation to distribute such amounts.

9.4           Tax Sign Off Date

9.4.1        If at any time that the Security Trustee applies any monies in accordance with Clause 9.2 (General Order of Application) the Tax Sign Off Date has not occurred in relation to all the Lessors, the Lessor Pari Passu Debt shall for the purposes of Clause 9.2 (General Order of Application) be treated as being £30,000,000 but subject to each Lessor being required to repay to the Security Trustee any amount in excess of that amount properly due to it pursuant to Clause 9.4.4.

9.4.2        In the event that the Tax Sign Off Date has not occurred and amounts are distributed by the Security Trustee to the Lessors’ Agent pursuant to Clause 9.2 (General Order of Application), they shall be applied by the Lessors’ Agent first in or towards payment of the actual Lessor Pari Passu Debt then outstanding and secondly by crediting the balance to the relevant Lessor Collateral Accounts.

9.4.3        For the avoidance of doubt the aggregate amount distributed by the Security Trustee to the Lessors’ Agent pursuant to Clause 9.2.2 shall not in any circumstances exceed £30,000,000.

9.4.4        As soon as reasonably practicable following the Tax Sign Off Date applicable to it, each Lessor shall pay to the Security Trustee for distribution in accordance with Clause 9.2 (General Order of Application) the amount (if any) of any amount paid for the credit of its Lessor Collateral Account pursuant to Clause 9.4.2 which has not been applied towards satisfaction of the actual Lessor Pari Passu Debt of such Lessor.

9.4.5        If at any time on or after the Enforcement Date and before the last to occur of the Senior Discharge Date, the Second Lien Discharge Date, the Lessor Junior Discharge Date and the Hedge Discharge Date, any amounts are, pursuant to the Collateral Account Agreements, to be released to the relevant Lessee, the parties to this Deed agree that the same shall be paid to the Security Trustee for application in accordance with Clause 9.2 (General Order of Application).

9.4.6        Each Lessor agrees that any payment to the Lessors’ Agent by the Security Trustee shall discharge, pro tanto, the obligation of the Security Trustee to distribute sums to the relevant Lessor and shall be construed as a payment to that Lessor for the purposes of the relevant Lease.

9.4.7        At any time after the Tax Sign Off Date, subject to there being no amounts due and payable by the relevant Lessee to the relevant Lessor under or in connection with any of the Lease Documents which are unpaid and to the relevant Lessor being satisfied (acting reasonably) that no material Lessor Debt is likely to fall due at any time after that time (unless other security arrangements acceptable to the Lessor in its absolute discretion shall have been put in place in relation to such material Lessor Debt), TCN may notify the Lessor’s Agent in writing that it requires the Lessor Security and, if the Senior Discharge Date, the Hedge Discharge Date and the Second Lien Discharge Date have then occurred, the Security to be released.  Each Lessor agrees, at the cost of TCN, as soon as reasonably practicable after receipt of such a request, to release and discharge the Lessor Security and (if applicable) to instruct the Security Trustee to release the Security and to that end to execute such documents as the Lessee may reasonably require to give effect thereto.

10.          Enforcement of Security by Security Trustee

10.1         Enforcement by a Lessor

Until the Lessor Junior Discharge Date:

10.1.1      except with the prior written consent of the relevant Lessor and the Security Trustee, none of the Lenders, the Hedge Counterparties or the Security Trustee shall be entitled to take or have possession of, or maintain a Receiver in possession of, any Lessor Collateral Account (but without prejudice to the right of the Security Trustee to appoint an administrative receiver or administrator in respect of all of the assets of any of the Chargors); and

10.1.2      if pursuant to enforcement as permitted under this Deed any Lessor applies against the Lessor Debt owing to it any credit balance on the relevant Lessor Collateral Account of that Lessor, the Security Trustee and the other Lessors will, on request from that Lessor, release its security over that credit balance.

10.2         No Enforcement

Except as provided in Clause 8 (Enforcement) the Security Trustee may, in accordance with the instructions of the Instructing Party, refrain from enforcing the security conferred by the Security as long as it sees fit.

10.3         Manner of Enforcement

If the Security Trustee does enforce the Security it may do so in such manner as it sees fit and solely having regard to the interest of the Beneficiaries.  The Security Trustee shall not be responsible to any Beneficiary for any failure to enforce or to maximise the proceeds of any enforcement, and may cease any such enforcement at any time.

10.4         Authorisation to Security Trustee in relation to Enforcement Action

10.4.1      Subject to the terms of the Senior Documents, at any time after a Senior Default has occurred and whilst it is continuing, the Security Trustee may take such steps as it deems necessary or advisable:

(a)           to perfect or enforce any of the Security granted in its favour;

(b)           to effect any disposal of any asset under any Security Document or any realisation or enforcement of any of the Senior Indebtedness (including by any acceleration thereof);

(c)           to collect and receive any and all payments or distributions which may be payable or deliverable in relation to any of the Senior Indebtedness; or

(d)           otherwise to give effect to the intent of this Deed,

(each, an “Enforcement Action”) provided always that:

(i)            the Security Trustee may refrain from enforcing the Security unless and until instructed to do so by the Instructing Party; and

(ii)           if the Instructing Party instructs the Security Trustee to enforce the Security, it may do so in such manner as it deems fit, having regard solely to the interests of the Beneficiaries.  Neither the Security Trustee, the Senior Agents nor any other Finance Party or Hedge Counterparty shall be responsible to any other Creditor for any failure to enforce or to maximise the proceeds of any enforcement, and may cease any such enforcement at any time.

10.4.2      If in connection with any Enforcement Action above:

(a)           either the Security Trustee (or any receiver or any administrator) sells or otherwise disposes of (or proposes to sell or otherwise dispose of) any asset under any Security Document; or

(b)           a member of the Group sells or otherwise disposes of (or proposes to sell or otherwise dispose of) any asset at the request of the Security Trustee (acting on the instructions of the Instructing Party), the Security Trustee may and is hereby irrevocably authorised on behalf of each party to this Deed to:

(i)            release the Security over the relevant asset (but not the proceeds from the sale thereof); and

(ii)           if the relevant asset comprises all of the shares in the capital of a member of the Group, release that member of the Group and any of its Subsidiaries from all of their respective past, present and future liabilities and/or obligations (both actual and contingent) as borrowers or guarantors of the whole or any part of any Liabilities (including any liability to any other member of the Group by way of guarantee) and release any Security granted by that member of the Group and any of its Subsidiaries over any of their respective assets (but not the proceeds from the sale thereof).

The net cash proceeds of any such sale or disposal shall be applied in or towards payment of the Liabilities in accordance with Clause 9.2 (General Order of Application).

10.4.3      No such release under Clause 10.4.2 above will affect the obligations and/or liabilities of:

(a)            any other member of the Group to any of the Creditors; or

(b)           any Intergroup Creditor to any of the Beneficiaries.

10.5         Releases following Enforcement or Disposal

(a)           If, pursuant to or for the purposes of any action taken or to be taken by the Security Trustee pursuant hereto, the Security Trustee requires the release of any guarantees given by any Chargor or any assets the subject of any security, each relevant party to this Deed shall promptly upon request, enter into any release and/or other document and take such other action as the Security Trustee may reasonably require, provided that such action by the Security Trustee is taken in accordance with the terms of the Senior Documents prior to the last to occur of the Senior Discharge Date, the Hedge Discharge Date and the Lessor Pari Passu Discharge Date or the Second Lien Documents at any time thereafter.

(b)           Each of the Finance Parties, the Lessors, the Hedge Counterparties and the Chargors hereby:

(i)            agrees that it shall not at any time challenge the validity, enforceability, priority or perfection of any security granted in favour of any of the parties hereto;

(ii)           agrees that it shall not at any time challenge or take any steps which may prejudice any enforcement action taken by the Security Trustee; and

(iii)          authorises the Security Trustee to take all necessary action for the purposes giving effect to the releases of guarantees and/or security required under paragraphs (a) and (b) of this Clause 10.5.

10.6         Disposals

Any disposal of any shares or assets which are subject to the Security or any release thereof from the Security which is or is to be effected at any time, other than with respect to any enforcement action by the Security Trustee, shall be effected in accordance with and subject to the provisions of the Senior Finance Documents and the Second Lien Finance Documents.

11.          Lease Security

11.1         Each Lessor hereby acknowledges the Encumbrances contained in the Security Documents by which each of the Chargors has granted security to the Security Trustee over all its right, title and interest in and to all rights and claims to which it is or may become entitled under and in relation to each of the Lease Documents to which it is a party.

11.2         Notwithstanding the Encumbrances contained in the Security Documents, each Lessee and each Chargor shall remain liable under the Lease Documents to perform all the obligations assumed by it thereunder and none of the Security Trustee, any Beneficiary or any receiver or delegate appointed by the Security Trustee shall be at any time under any obligation or liability to any Lessor under or in respect of the Lease Documents, except as expressly provided in this Deed.

11.3         Each Lessee shall also remain entitled to exercise all its rights, powers and discretions under the Lease Documents to which it is a party and each Lessor shall, except as expressly provided in this Deed, continue to give notices under such Lease Documents to the relevant Lessee in accordance with such Lease Documents, unless and until the Security Trustee gives (following the service of a Notice of Acceleration by the relevant Agent on the relevant Lessee (with a copy to the relevant Lessor) and the taking by the Security Trustee of any action to enforce the security (including any rights of set-off) constituted by the Security Documents) notice to the relevant Lessor to the contrary, when all such rights, powers and discretions shall be exercisable by, and notices shall be given to, the Security Trustee or as is it reasonably directs.

11.4         Without prejudice to its obligations under Clause 23.3 of each of the relevant Leases, no Lessor shall assign or otherwise dispose of all or any part of its rights and obligations under the Lease Documents.

12.          Information

12.1         Each of the Senior Agents undertakes with the Hedge Counterparties and each Lessor to give notice to the Hedge Counterparties and such Lessor as soon as reasonably practicable after it becomes aware of an Event of Default (such notice to give reasonable details of the same) or the occurrence of an Enforcement Date.  Unless and until the relevant Agent notifies a Hedge Counterparty and a Lessor that the Event of Default has ceased to exist or has been cured or waived, such Hedge Counterparty or Lessor (as the case may be) may assume that the Event of Default is subsisting.  Each of the Senior Agents agrees to notify each Hedge Counterparty and each Lessor as soon as reasonably practicable after it determines that the Event of Default has ceased to exist or has been cured or waived, as the case may be.

12.2         Each of the Agents shall:

12.2.1      send to each Hedge Counterparty and each Lessor upon giving the same any notices given by it to TCN under Clause 26.17 (Acceleration) of the Senior Facilities Agreement, any equivalent provision of the Target Facility Agreement or Clause 21.17 (Acceleration) of the Second Lien Facility Agreement and shall as soon as reasonably practicable notify each Hedge Counterparty and each Lessor of any action taken by the Security Trustee to enforce any of the security constituted by the Security Documents; and

12.2.2      provide the Lessors’ Agent and any Hedge Counterparty, upon reasonable request from the Lessors’ Agent or such Hedge Counterparty, such written information received from any Chargor pursuant to the Transaction Documents as may then be relevant for an assessment of the financial condition or operations of the Chargors.

12.3         Each Lessor undertakes with each of the Agents to provide to the Agents upon request, any notification of amounts payable under the Lease Documents to which it is a party (together with supporting calculations) to the extent that such notification and supporting calculations have been made available to the relevant Lessee or, at any time after an Event of Default has occurred which is continuing, to the extent the relevant Lessee is entitled to request the same, in each case in accordance with the terms of such Lease Documents, but nothing herein shall oblige any Lessor to disclose any information regarding its business, tax affairs or tax computations.

12.4         Each Lessor shall, on the same day as it notifies the relevant Lessee of the same, notify each of the Agents of any amount payable by the relevant Lessee pursuant to any of the Leases.

12.5         Without prejudice to any other provision of this Clause 12, each Lessor undertakes with each of the Agents to provide, as soon as reasonably practicable following receipt of a request from that Agent from time to time, that Agent with such information relating to any of the Lease Documents to which it is a party and the transactions contemplated thereby which that Agent may reasonably require in connection with the Transaction Documents and the transactions contemplated by each of the same and any internal review or monitoring of the same by that Agent or any Finance Party but nothing shall oblige any Lessor to disclose any information regarding its business, tax affairs or tax computations.  Each Agent agrees to pay to the relevant Lessor, by way of fee on demand, costs incurred by such Lessor or any director or employee of such Lessor or any of its Affiliates in management time spent by the relevant Lessor or any director or employee of such Lessor or any of its Affiliates in connection with the calculation, preparation and provision of the information required by that Agent to be provided by such Lessor pursuant to the foregoing provisions of this Clause 12 save in relation to such management time spent in relation to information also provided to the relevant Lessee under the terms of the relevant Lease for which no fee shall be payable by any Agent.  For this purpose the cost of the relevant Lessor’s management time shall be the number of hours for which each director or employee of such Lessor or any of its Affiliates is involved in the matter in relation to which such cost is to be calculated, multiplied by the hourly rate of £100 (as such figure shall be increased on an annual basis by the percentage increase in the Retail Prices Index (as defined in the Twelve Year Lease) since 31st December 1995).

12.6         In circumstances where an Event of Default has occurred which is continuing, each Lessor agrees that Clause 1.2.4 of the relevant Twelve Year Lease shall apply hereto in relation to any determination of any amount or other matter notified to the relevant Agents pursuant to any of Clause 12.3 or 12.4 as if such Clause were set out herein but, with references therein to the Lessee being replaced by references to the relevant Agent (and excluding, for the avoidance of doubt, the proviso in Clause 1.2.4(ii) of the relevant Twelve Year Lease) and the relevant Agent shall pay to the relevant Lessor a fee for management time spent in relation to the resulting consultation and other steps taken in accordance with the provisions of Clause 1.2.4 of the relevant Twelve Year Lease on the same terms as set out at Clause 12.5 save that no such fee shall be payable if it is established that such determination of any amount or other matter notified to the relevant Agent by the relevant Lessor was incorrect (other than to a de minimis extent).

12.7         Each of the Agents and the Security Trustee acknowledge that each Lessor has entered into the Agency and Co-ordination Agreement under which, inter alia, each Lessor appoints the Lessors’ Agent to act as its agent on the terms therein contained.  Accordingly, each of the Agents and the Security Trustee agree that, notwithstanding the terms of this Deed:

12.7.1      without prejudice to each Lessor’s rights pursuant to Clause 2.8.3 of the Agency and Co-ordination Agreement, it will receive and accept all notices, statements, cashflows and tables from the Lessors’ Agent and given or made by the Lessors’ Agent on behalf of any Lessor as if received direct from the relevant Lessor and such receipt shall constitute a pro tanto discharge of any obligation on the part of the relevant Lessor to give or make such notice, statements, cashflow or, as the case may be, table to any of the Agents under the terms of this Deed; and

12.7.2      in the circumstances where the Lessors’ Agent discharges any such obligation the relevant Lessor shall be entitled to be paid a fee pursuant to Clause 12.5 on behalf of the Lessors’ Agent to the same extent as the relevant Lessor would have been entitled had such Lessor directly performed such obligation.

13.          Warranty

Each Lessor represents and warrants to the Security Trustee and the Beneficiaries that this Deed, each of the Lease Documents to which it is a party are its legally binding obligations (subject to general principles of law regarding bankruptcy, insolvency and analogous proceedings and general principles of equity), are within its powers, have been duly authorised by it, and do not conflict with any law or any agreement to which it is a party and that all consents and authorisations required by it in relation thereto have been obtained.

14.          Consents

14.1         Further Security

If any further security over the assets of the Chargors is to be conferred on or for the benefit of any of the Lessors (other than pursuant to Security Documents) pursuant to any covenant for further assurance contained in any Collateral Account Security Assignment then the relevant Lessor will notify the Security Trustee and the other Lessors.

14.2         Consent of Secured Parties

14.2.1      Each of (a) the Finance Parties (b) the Lessors and (c) the Hedge Counterparties hereby agree that, notwithstanding anything to the contrary in any other document or agreement, no consent, waiver or like action shall be required from any of them for the creation of any security over the assets of any Chargor if the procedure provided for in Clause 14.1 (Further Security) is followed.

14.3         No Liability

14.3.1      Without prejudice to the rights of the Lessors or the Hedge Counterparties with respect to any breach by the Security Trustee or a Finance Party of its obligations under this Deed, none of the Security Trustee and the Finance Parties shall be liable in any manner whatsoever to any Chargor, any Lessor or any Hedge Counterparty for any consent, amendment, variations, release, waiver or like action under or in relation to the Senior Documents or the Second Lien Documents which results in any Chargor infringing or contravening any of the terms of the Lease Documents or any Hedge Agreement.

14.3.2      Without prejudice to the rights of the Lessors or the Hedge Counterparties with respect of any breach by the Security Trustee or a Finance Party of its obligations under this Deed, each Lessor and each Hedge Counterparty will have no remedy whatsoever against any of the Security Trustee or the Finance Parties by reason of any present or future transaction entered into between the Security Trustee or the Lenders (or any of them) and the Chargors (or any of them) which infringes or contravenes the terms of the Lease Documents or any Hedge Agreement.

14.4         Approvals

14.4.1      Until the Senior Discharge Date, any waiver or consent granted or amendment approved under the Senior Documents, will also be deemed to be given by each Second Lien Finance Party, each Lessor and each Hedge Counterparty if any transaction or circumstances would, in the absence of such waiver, consent or amendment, violate any terms of the Second Lien Documents, Lease Documents or any Hedge Agreement or constitute an event of default (howsoever described) thereunder provided that no such waiver, consent or amendment shall be deemed to be given by any Lessor in respect of any breach by the relevant Lessee of its undertakings in relation to insurance contained in the relevant Lease (to the extent that the same continues following the sale of the relevant equipment by such Lessor) or which would prevent the enforcement by any Lessor pursuant to Clause 8.1 (Restrictions on Enforcement by the Lessors) and provided further that no such waiver, consent or amendment shall be deemed to be given by virtue of this Clause 14.4.1 by any Second Lien Finance Party in respect of any of the following provisions of the Second Lien Facility Agreement:

(a)           Clause 7.1 (Change of Control);

(b)           Clause 17.1 (Ratios), except in the case of the ratio of Consolidated Net Borrowings to Consolidated Annualised TCN Group Net Operating Cash Flow and the ratio of Consolidated Annualised TCN Group Net Operating Cash Flow to Total Interest Charges only, to the extent that the Senior Lenders agree to any amendment or waiver relating to either or both of such ratios to the extent that the covenant test after such amendment or waiver is within 10% of the relevant covenant test as at the date of this Deed;

(c)           Clause 19.2 (Negative Pledge), except to the extent that the Financial Indebtedness to be secured which would otherwise breach the provisions of that Clause, will constitute New Senior Liabilities;

(d)           Clause 19.4 (Financial Indebtedness), except to the extent that the Financial Indebtedness to be incurred which would otherwise breach the provisions of that Clause, will constitute New Senior Liabilities;

(e)           Clause 19.5 (Dividends, Distributions and Share Capital);

(f)            Clause 21.2 (Non-Payment);

(g)           paragraph (a) of Clause 21.3 (Covenants) to the extent it relates to Clause 19.2 (Negative Pledge), Clause 19.4 (Financial Indebtedness) or Clause 19.5 (Dividends, Distributions and Share Capital), except in the case of Clause 19.2 (Negative Pledge) and Clause 19.4 (Financial Indebtedness) to the extent that the Financial Indebtedness to be incurred or secured which would otherwise breach the provisions of those Clauses, constitutes New Senior Liabilities;

(h)           paragraph (d) of Clause 21.3 (Covenants), except in the case of the ratio of Consolidated Net Borrowings to Consolidated Annualised TCN Group Net Operating Cash Flow and the ratio of Consolidated Annualised TCN Group Net Operating Cash Flow to Total Interest Charges only, to the extent that the actual ratio as at the relevant testing date which would otherwise constitute a breach under such paragraph, is within 10% of the applicable covenant test as at the date of this Deed;

(i)            Clause 21.6 (Cross-Default);

(j)            Clause 21.7 (Insolvency);

(k)           Clause 21.8 (Winding-up);

(l)            Clause 21.9 (Execution or Distress);

(m)          Clause 21.10 (Similar Events);

(n)           Clause 21.11 (Repudiation);

(o)           Clause 21.12 (Illegality);

(p)           Clause 21.13 (Intercreditor Default);

(q)           Clause 21.16 (Material Adverse Effect); or

(r)            a change to any other provision of the Second Lien Facility Agreement which contemplates the need for the consent or approval of all the Second Lien Lenders.

14.4.2      Each of the Senior Agents agrees to notify the Second Lien Facility Agent and the Lessors’ Agent of any Event of Default referred to in Clause 26 (Events of Default) of the Senior Facilities Agreement or any similar provision of any applicable Target Facility Agreement following it becoming aware thereof.

14.4.3      If a Chargor is obliged to perform any obligation under this Deed, or is prohibited by this Deed from performing or has undertaken in this Deed not to perform, any obligation, the performance of or failure to perform such obligation shall not constitute a breach of any provision of any other Senior Document, the Second Lien Document, the Lease Documents or any Hedge Agreement.

14.4.4      If a Chargor is not restricted by the terms of any Senior Document from taking any action, or if the taking of any such action would not constitute an Event of Default, the taking of any such action shall not constitute an event of default (howsoever described) under any of the Second Lien Documents, Lease Documents or the Hedge Agreements provided that this Clause 14.4.3 shall not restrict the rights under the relevant Lease Documents of any Lessor in respect of a breach by the relevant Lessee of its undertakings relating to insurance contained in the relevant Lease (to the extent that the same continue following the sale of the relevant equipment by such Lessor).

14.5         Refinancing/Merger

If prior to the last to occur of the Lessor Junior Discharge Date and the Hedge Discharge Date:

(a)           there is a refinancing of any portion of the Senior Indebtedness and/or the Second Lien Indebtedness, or

(b)           an Integrated Merger Event occurs,

the Lessors and the Hedge Counterparties agree that they will, without prejudice to the Lessor Security:

(i)            release the Security provided that there is granted replacement security acceptable to each of them in their absolute discretion of at least an equivalent nature, value and ranking to the security granted under the Security Documents and provided further that in the case of a refinancing, the amount of any Senior Indebtedness and/or Second Lien Indebtedness, as the case may be, in existence following any such refinancing is not greater than the amount of the Senior Indebtedness and/or the Second Lien Indebtedness refinanced; and/or

(ii)           enter into such intercreditor arrangements or other documentation as may be reasonably necessary to give effect to such refinancing or Integrated Merger Event provided that the provisions affecting the priority, ranking, permitted payments and permitted enforcement by the Lessors and the Hedge Counterparties, shall be on substantially equivalent terms to the terms hereof, it being understood that the Target Group Senior Indebtedness shall rank pari passu with all other Senior Indebtedness.

15.          Information

15.1         Amount of Debt

Each Lessor, each Hedge Counterparty and each Intergroup Creditor will on written request by the Security Trustee from time to time notify the Security Trustee in writing of details of the amount of the Hedge Counterparty Indebtedness, the Intergroup Liabilities or the Lessor Debt owed to it (as the case may be) provided that nothing in this Deed shall require any Lessor to disclose any information regarding its business, tax affairs or tax computations or any of the same of any of its Affiliates.

15.2         Authorisation

Each Chargor authorises each Lessor, the Lenders, the Security Trustee, each of the Agents and each Hedge Counterparty to make the disclosures of information referred to in this Deed.

16.          Protection of Subordination

16.1         Continuing subordination

The subordination provisions in Clause 6 (Subordination on Insolvency) of this Deed constitute a continuing subordination and benefit to the ultimate balance of the Senior Indebtedness, the Second Lien Indebtedness, the Lessor Debt, the Hedge Counterparty Indebtedness and the Intergroup Liabilities, regardless of any intermediate payment or discharge of the Senior Indebtedness, the Second Lien Indebtedness, the Lessor Debt, the Hedge Counterparty Indebtedness or the Intergroup Liabilities in whole or in part.

16.2         Waiver of defences

The subordination of the obligations of each Lessor under this Deed will not be affected by any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice the subordination of any of those obligations in whole or in part, including without limitation:

16.2.1      any time or waiver granted to, or composition with any Chargor or other person;

16.2.2      the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Chargor or other person in respect of the Senior Indebtedness, the Second Lien

Indebtedness, the Lessor Debt, the Hedge Counterparty Indebtedness, the Intergroup Liabilities or any other document or security or otherwise or any non-presentment or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any security; and

16.2.3      any unenforceability, illegality or invalidity of any obligation of any Chargor, or security under or in respect of any Senior Indebtedness, Second Lien Indebtedness, any Lessor Debt, any Hedge Counterparty Indebtedness, any Intergroup Liabilities or any other document or security.

17.          Preservation of Debt

17.1         Preservation

Notwithstanding any terms of this Deed postponing, subordinating or preventing the payment of the Second Lien Indebtedness, the Hedge Counterparty Indebtedness, the Lessor Debt or the Intergroup Liabilities, such indebtedness shall, solely as between the relevant parties hereto remain owing or due and payable in accordance with the terms of the Second Lien Documents, the Hedge Agreements, the relevant Lease Documents or the documents constituting the Intergroup Liabilities (as the case may be) and interest and default interest will accrue on missed payments accordingly.

17.2         Delay

No delay in exercising rights and remedies under any terms of the Second Lien Documents, the Lease Documents, the Hedge Agreements or the documents constituting the Intergroup Liabilities (as the case may be) by reason of any terms of this Deed postponing, restricting or preventing such exercise shall operate as a waiver of any of those rights and remedies.  If a party hereto is, as a result of receiving any moneys relating to a debt owed to that party by a Chargor, obliged to make a payment to the Security Trustee pursuant to this Deed, such debt shall not, as between (1) the Chargors and (2) such party, be deemed to be reduced except to the extent that those monies are applied towards that debt in accordance with Clause 9 (Proceeds of Enforcement of Security).

18.          Power of Attorney

By way of security for its obligations, each Lender, Lessor, each Hedge Counterparty and each Intergroup Creditor irrevocably appoints the Security Trustee as its attorney to do anything which it (a) has authorised the Security Trustee to do under this Deed and (b) is required to do by this Deed but has failed to do for a period of ten Business Days after receiving notice from the Security Trustee requiring it to do so.  The Security Trustee may delegate this power in accordance with Clause 23.5 (Power to engage agents and advisors).

19.          Expenses

19.1         Enforcement Costs

Each Chargor shall, forthwith on demand, pay to the Security Trustee the amount of all reasonable costs and expenses properly incurred by it in connection with the enforcement against the Chargors (or any of them) of the rights of the Security Trustee and/or the Lenders and/or the Lessors and/or the New Hedge Counterparties and/or the Existing Hedge Counterparties against it under this Deed.

19.2         Legal expenses and taxes

The costs and expenses referred to above include, without limitation, the fees and expenses of legal advisers reasonably and properly incurred and any value added tax or similar tax, and are payable in the currency in which they are incurred.

20.          Instructing Party

Where, at any relevant time, the Instructing Party is one or more of the Lenders, instructions of the relevant Lenders shall be provided to the Security Trustee by the relevant Agent on their behalf.  Where at any relevant time the Instructing Party includes the Lessors, the instructions of any Lessor shall be provided to the Security Trustee by the Lessors’ Agent.

21.          Powers of the Security Trustee

21.1         Authorisation of Security Trustee

Each of the Beneficiaries hereby authorises the Security Trustee (whether or not by or through employees or agents):

21.1.1      to exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon the Security Trustee by the Security Documents together with such powers and discretions as are reasonably incidental thereto; and

21.1.2      to take such action on its behalf as may from time to time be authorised under or in accordance with the Security Documents.

21.2         Extent of Security Trustee’s duties

The Security Trustee shall have no duties, obligations or liabilities to any of the Beneficiaries beyond those expressly stated in the Security Documents.

21.3         Security Trustee’s authority to execute Security Documents.

21.3.1      Each of the Beneficiaries hereby authorises the Security Trustee to enter into and execute:

(a)           each of the Initial Security Documents (and ratifies any Initial Security Document which the Security Trustee shall have entered into prior to the execution of this Deed); and

(b)           any one or more further Security Documents or a Further Assurance Deed; and

(c)           any and all such further Security Documents as may be approved by the Instructing Party in writing for entry into by the Security Trustee,

and, in each and every case, to hold any and all guarantees and/or security thereby created, as appropriate, for the Beneficiaries in the manner contemplated by this Deed.

21.4         Amendments to Security Documents

The Security Trustee may with the prior written consent of an Instructing Party, or at any time if and to the extent expressly authorised by any other provision of any Transaction Document, amend, modify or otherwise vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of any Security Document, provided that no new or additional obligations may be imposed upon any person without the consent of that person and any amendment or waiver which relates to the rights of any Agent or the Security Trustee shall not be effective without the consent of that Agent or the Security Trustee, as the case may be.

21.5         Binding on all Beneficiaries

Any action authorised and effected pursuant to this Clause 21 shall be notified promptly to the Beneficiaries and shall be binding on all the Beneficiaries regardless of whether or not their consent is required to such action.  For the avoidance of doubt, the consent of any Beneficiary other than those specifically referred to in the relevant Clause shall not be required in relation to any of the matters referred to in Clauses 21.4 (Amendments to Security Documents).

22.          General duties of the Security Trustee

22.1         Duty to act on instructions from the Agent

The Security Trustee shall (subject always to Clauses 21.4 (Amendments to the Security Documents), 26.7 (Retention of deeds and documents; power to grant access) and 26.8 (No mortgage in possession)), in its capacity as trustee of, and generally in relation to, the Trust Property, act, or (as the case may be) refrain from acting, as directed in writing from time to time by the Instructing Party in accordance with Clause 24.2 (Duty to act as directed).  In taking (or, as the case may be, in refraining from taking) any such action, the Security Trustee may rely on the indemnities set out in the Senior Documents but, if the Security Trustee deems such indemnities not to be satisfactory, the Security Trustee shall not be bound to act (or, as the case may be, refrain from acting) on such directions unless and until the Security Trustee shall have been indemnified to its satisfaction against all liabilities, damages, costs and claims liable to be incurred by the Security Trustee in so acting (or, as the case may be, refraining from acting).

22.2         Protection in acting on Agent’s instructions

The Security Trustee and each Chargor shall be entitled (and bound) to assume that any directions given by any Agent under or pursuant to this Deed or the Agreements are either the directions of the Instructing Party or the necessary relevant Lenders (as the case may be) being made through such Agent, or the directions of such Agent itself, acting pursuant to the provisions of the Senior Documents to which such Agent may from time to time be party (as appropriate) or as otherwise duly authorised or empowered by or on behalf of the relevant Lenders.

22.3         Duty to notify

The Security Trustee shall provide to the Lessors’ Agent and the Hedge Counterparties copies of the Security Documents and, if requested in writing, shall promptly notify each of the Agents, the Lessors’ Agent and each Hedge Counterparty of the contents of each notice, certificate or other document received by the Security Trustee from any Chargor under or pursuant to any of the Security Documents and the occurrence of any Event of Default of which the Security Trustee has received written notice from any other party to this Deed.

23.          Declaration of trust; supplementary provisions

23.1         Declaration of trust

The Security Trustee hereby declares itself trustee of the Trust Property with effect from the date of this Deed to hold the same on trust for the Beneficiaries and to apply the same in accordance with Clause 9 (Proceeds of Enforcement of Security).

23.2         Duration

The trusts constituted by this Deed in respect of the Trust Property shall remain in full force and effect until whichever is the earlier of:

(a)           the expiration of a period of 80 years from the date of this Deed; and

(b)           the date on which the Security Trustee receives unconditional confirmation in writing from all the Beneficiaries that there is no longer outstanding any Indebtedness which is secured by the Security Documents nor are any of the Beneficiaries under an obligation to permit such Indebtedness to be incurred, such confirmation to be promptly provided by the Beneficiaries; and

(c)           the unconditional release of the Chargors from all their respective obligations under the Security Documents,

and the parties to this Deed declare that the perpetuity period applicable to this Deed shall for the purposes of the Perpetuities and Accumulations Act 1964 be the period of 80 years.

23.3         Powers of Security Trustee

In its capacity as trustee in relation to the Security, the Security Trustee shall, without prejudice to any of the powers, discretions and immunities conferred upon trustees by the Trustee Act 1925, by law or otherwise (and to the extent not inconsistent with the provisions of this Deed or any of the Security Document), have all the same powers and discretions as a natural person acting as the beneficial owner of such property and/or as are conferred upon the Security Trustee by this Deed and/or any Security Document provided that, the Security Trustee may only exercise such powers and discretions to the extent that the Security Trustee is authorised so to exercise the same in accordance with the provisions of this Deed (including specifically, but without limitation, Clause 24.2 (Duty to act as directed)) and, in exercising such powers and discretions, the Security Trustee shall have regard to and comply with any applicable constraints and/or restrictions imposed by this Deed.

23.4         Power to invest

It is expressly declared that, in its capacity as trustee in relation to the Security Documents, the Security Trustee shall be entitled to invest moneys forming part of the Trust Property and which, in the opinion of the Security Trustee, may not be paid out promptly following receipt in the name or under the control of the Security Trustee in any of the investments for the time being authorised by law for the investment by trustees of trust moneys or in any other property or investments whether similar to the aforesaid or not or by placing the same on deposit in the name or under the control of the Security Trustee as the Security Trustee may, in its discretion, think fit without being under any duty to diversify its investments and the Security Trustee may at any time vary or transpose any such property or investments for or into any others of a like nature and shall not be responsible for any loss due to depreciation in value or otherwise of such property or investments except in the case of fraud, wilful misconduct or gross negligence on the part of the Security Trustee.  Any investment of any part or all of the Trust Property may, at the discretion of the Security Trustee, be made or retained in the names of nominees.

23.5         Power to engage agents and advisors

The Security Trustee may, in the conduct of any trusts constituted by this Deed and in the conduct of its obligations under and in respect of the Security Documents (otherwise than in relation to its right to make any declaration, determination or decision), (a) instead of acting personally, employ and pay any agent to transact or concur in transacting any business and to do or concur in doing any acts required to be done by the Security Trustee (including the receipt and payment of money) or (b) engage, pay for and rely on the advice and services of any lawyers, accountants or other professionals or experts whose advice is, in the discretion of the Security Trustee, deemed necessary, expedient or desirable.  Any such agent or advisor engaged in any profession or business shall be entitled to be paid all usual professional and other charges for business transacted and acts done by him or any partner or employee of his in connection with such trusts provided, and to the extent that, such charges are reasonably and properly incurred.  The Security Trustee shall not be bound to supervise, or be responsible for any loss incurred by reason of any act or omission of, any such agent or advisor if the Security Trustee shall have exercised reasonable care in the selection of such agent or advisor.

23.6         Power to appoint new trustees

Without prejudice to Clause 29 (Changes to Security Trustee), the statutory power to appoint new or additional trustees of the trusts constituted by this Deed shall be vested in the Security Trustee.

23.7         Power to appoint additional trustees

With the prior consent of the Instructing Party communicated in writing by the relevant Agent, the Security Trustee shall have power, by notice in writing given to that Agent, to appoint any person either to act as separate trustee or as co-trustee jointly with the Security Trustee:

23.7.1      if the Security Trustee considers such appointment to be in the interests of the Beneficiaries; or

23.7.2      for the purpose of conforming with any legal requirement, restriction or condition in any jurisdiction in which any particular act is to be performed; or

23.7.3      for the purpose of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction against any person of a judgment already obtained,

and any person so appointed shall (subject to the provisions of this Deed) have such rights (including as to reasonable remuneration) and such trusts, powers, authorities and discretions (not exceeding those conferred on the Security Trustee by this Deed) and such duties and obligations as shall be conferred or imposed by the instrument of appointment.  The Security Trustee shall have power to remove any person so appointed.  At the request of the Security Trustee, the other parties to this Deed shall forthwith execute all such documents and do all such things as may be required to perfect such appointment or removal and each such party irrevocably authorises the Security Trustee in its name and on its behalf to do the same.  The Security Trustee shall not be bound to supervise, or be responsible for any loss incurred by reason of any act or omission of, any such person provided that it exercised reasonable care in the selection of such person.

23.8         Co-trustees to act by majority decision

If there ever shall be more than two trustees having equal authority under this Deed the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested by this Deed in the Security Trustee generally.

23.9         Conflicts of law; consent of Beneficiaries to amendments to trusts

It is agreed between all parties to this Deed that:

23.9.1      in relation to any jurisdiction the courts of which would not recognise or give effect to the trusts expressed to be constituted by this Deed, the relationship of the Beneficiaries to the Security Trustee shall be construed simply as one of principal and agent but, to the fullest extent permissible under the laws of each and every such jurisdiction, this Deed shall have full force and effect as between the parties; and

23.9.2      any of the provisions of this Clause 23 or of Clauses 24 (Enforcement of and other action under the Security Documents), 25 (Application of Proceeds), 26 (Restrictions and limitations on and exclusions of the duties and responsibilities of the Security Trustee) or 27 (No restriction on or liability to account for other transactions) may be amended by agreement between the Beneficiaries and the Security Trustee without the consent of any other party to this Deed (except, in the case of (i) any amendment to this Clause 23 or Clause 26 (Restrictions and limitations on and exclusions of the duties and responsibilities of the Security Trustee) to the extent that it adversely affects the rights and/or obligations of any Chargor contained in either Clause, (ii) any amendment to the proviso to Clause 24.2 (Duty to act as directed) and (iii) any amendment to any provision of this Deed which has been made with the consent of the Chargors which consent was required for any such amendment to be made, when in each case the consent of TCN on behalf of the Chargors shall be required) and each such other party irrevocably authorises the Security Trustee in its name and on its behalf to execute all documents necessary to effect any such amendment.

24.          Enforcement of and other action under the Security Documents

24.1         All action through the Security Trustee

None of the Beneficiaries shall have any independent power to enforce any of the Security Documents or to exercise any rights, discretions or powers or to grant any consents or releases under or pursuant to any of the Security Documents or otherwise have direct recourse to the security and/or guarantees constituted by any of the Security Documents except through the Security Trustee.

24.2         Duty to act as directed

Subject as provided in Clause 22.1 (Duty to act on instructions from the Agents), the Security Trustee shall take such action (including, without limitation, the exercise of all rights, discretions or powers and the granting of consents or releases) or, as the case may be, refrain from taking such action under or pursuant to the Security Documents as the Instructing Party shall specifically direct the Security Trustee in writing from time to time.  Unless and until the Security Trustee shall have received such directions, the Security Trustee shall not take any action under the Security Documents provided that the Chargors shall not be concerned with whether the Security Trustee shall be acting in accordance with these provisions and shall be conclusively entitled to assume that the Security Trustee has all the necessary right, title and authority.

25.          Application of proceeds

25.1         Co-operation to achieve agreed priorities of application

The Beneficiaries shall co-operate with each other and with the Security Trustee and any Receiver under the Security Documents in realising the Secured Assets and in ensuring that the net proceeds realised under the Security Documents are applied in accordance with Clause 9 (Proceeds of Enforcement of Security).

25.2         Security Trustee to rely on Beneficiaries

In considering at any time (and from time to time) the persons entitled to the benefit of any of the Secured Obligations or the Security Trustee may (without prejudice to Clause 26.6 (Reliance on communications and professional advice)), rely and act in reliance upon any information from time to time furnished to the Security Trustee by the Beneficiaries (whether pursuant to Clause 25.3 (Information to be provided to the Security Trustee) or otherwise) unless and until the same is superseded by further such information, so that the Security Trustee shall have no liability or responsibility to any party as a consequence of placing reliance on and acting in reliance upon any such information unless the Security Trustee has actual knowledge that such information is inaccurate or incorrect.

25.3         Information to be provided to the Security Trustee

Without prejudice to Clause 25.2 (Security Trustee to rely on Beneficiaries), each Beneficiary (whether directly or through the relevant Agent or the Lessors’ Agent, as the case may be) shall provide the Security Trustee with all necessary directions in writing so as to apply the proceeds of realisation of the security constituted by the Security Documents as contemplated by this Deed and such other information as it may reasonably require for the purpose of carrying out its duties and obligations under the Security Documents provided that each Beneficiary is not obliged to disclose such other information where, in its reasonable opinion, to do so would materially and adversely prejudice its affairs.

25.4         Waivers by the Chargors

Each Chargor hereby unconditionally waives any right it may have, whether at law or otherwise, to require demands to be made under any of the Security Documents or for the security or any guarantee created by the Security Documents to be enforced or realised in any specific order or manner or to require the proceeds thereof to be appropriated in any specific order or manner.

25.5         Security Trustee’s duty of care

Nothing in this Deed shall in any case where the Security Trustee has failed to show the degree of care and diligence required of it as a trustee having regard to the provisions of the Security Documents exempt the Security Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any fraud, gross negligence, wilful default, gross breach of duty or gross breach of trust of which it may be guilty in relation to its duties under any of the Security Documents.

25.6         Permitted Deductions

The Security Trustee shall be entitled (a) to set aside by way of reserve amounts required to meet, and (b) to make and pay, any deductions and withholdings (on account of taxes or otherwise), which it is or may be required by any applicable law to make from any distribution or payment made by it under this Deed, and to pay all taxes which may be assessed against it in respect of any of the Security Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Trustee under any of the Security Documents or otherwise (other than in connection with its remuneration for performing its duties under this Deed).

25.7         Currency Conversion

For the purpose of or pending the discharge of any of the Secured Obligations the Security Trustee may convert any moneys received or recovered by the Security Trustee from one currency to another, at the spot rate at which the Security Trustee is able to purchase the currency in which the Secured Obligations are due with the amount received.

25.8         Clawback

25.8.1      If any Beneficiary has received an amount as a result of the enforcement of the Security and the Security Trustee on its behalf is subsequently required to pay that amount (a “Clawback Amount”) to a liquidator (or any other party) pursuant to a court order, that Beneficiary will immediately pay an amount equal to such Clawback Amount to the Security Trustee for payment to the liquidator (or other relevant party).

25.8.2      Each Beneficiary that has received a Clawback Amount shall indemnify the Security Trustee against any and all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which the Security Trustee may incur with respect to that Clawback Amount otherwise than by reason of the Security Trustee’s own gross negligence or wilful misconduct.

26.          Restrictions and limitations on and exclusions of the duties and responsibilities of the Security Trustee

26.1         No liability

The Security Trustee shall not:

26.1.1      be obliged to make any enquiry as to any default by any Chargor in the performance or observance of any provision of any of the Security Documents or as to whether any event or circumstance has occurred as a result of which the security constituted by any of the Security Documents shall have or may become enforceable;

26.1.2      be liable to any of the Beneficiaries for any action taken or omitted under or in connection with any of the Security Documents unless caused by its fraud, gross negligence or wilful misconduct;

26.1.3      be bound to account to any other Beneficiary for any sum or the profit element of any sum received by it for its own account;

26.1.4      be bound to disclose to any other person (including any Beneficiary) (i) any confidential information or (ii) any other information if disclosure would or might in its reasonable opinion constitute a breach of any law or be a breach of fiduciary duty;

26.1.5      have or be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with, any Chargor; or

26.1.6      be under any obligation to insure any of the Security Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain any insurance contained in the Finance Documents, the Hedging Finance Documents or the Lease Documents and shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.  Where the Security Trustee is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless any Beneficiary shall have requested it to do so in writing and the Security Trustee shall have failed to do so within fourteen days after receipt of that request.

26.2         Limited duty to notify

The Security Trustee shall not have any duty or responsibility, either initially or on a continuing basis, to provide any of Beneficiaries with any information with respect to any Chargor whenever coming into its possession other than as provided in Clauses 21.4 (Amendments to Security Documents), 21.5 (Binding on all Beneficiaries) and 22.3 (Duty to notify).

26.3         Indemnity from Trust Property

The Security Trustee and every agent or other person appointed by it in connection with its appointment under this Deed shall be entitled, in priority to any payment to any other Beneficiary, to be indemnified out of the Trust Property in respect of all liabilities, damages, reasonable costs, claims, reasonable charges or expenses whatsoever properly incurred or suffered by it:

(a)           in the execution or exercise or bona fide purported execution or exercise of the trusts, rights, powers, authorities, discretions and duties created or conferred by or pursuant to this Deed; and/or

(b)           in respect of any matter or thing done or omitted or in any way relating to the Trust Property or the provisions of any of the Security Documents.

The rights conferred by this Clause 26.3 are without prejudice to any right to indemnity by law given to trustees generally and to any provision of the Security Documents entitling the Security Trustee or any other person to indemnity in respect of, and/or reimbursement of, any liabilities, damages, costs, claims, charges or expenses incurred or suffered by it in connection with any of the Security Documents or the performance of any duties under any of the Security Documents.  Nothing contained in this Clause 26.3 shall entitle the Security Trustee or any other person to be indemnified in respect of any liabilities, damages, costs, claims, charges or expenses to the extent that the same arise from such person’s own fraud, gross negligence or wilful misconduct.

26.4         Limit on Security Trustee’s responsibility

The Security Trustee shall not have any responsibility to any Beneficiary:

26.4.1      for the adequacy, accuracy and/or completeness of any information supplied by the Security Trustee or any other person in connection with the Security Documents, or the transactions contemplated in the Finance Documents, Hedging Documents or Lease Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection therewith;

26.4.2      for the legality, validity, effectiveness, adequacy or enforceability of any Security Document or the Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant thereto or in connection therewith;

26.4.3      for any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Security Documents, the Security or otherwise, whether in accordance with an instruction from the one or both of the Agents or otherwise;

26.4.4      for the exercise of, or any failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Security Documents or the Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection therewith;

26.4.5      for any shortfall which arises on the enforcement of the Security; to ascertain whether all deeds and documents which should have been deposited with it under or pursuant to any Security Document have been so deposited or to require any such deeds or documents to be so deposited;

26.4.6      to investigate or make any enquiry into the title of any Chargor to the Secured Assets or any part thereof and shall be entitled to accept such title without enquiry;

26.4.7      for any failure to register any Security Document with the Registrar of Companies (other than as a result of gross negligence on the part of the Security Trustee);

26.4.8      for any failure to register any Security Document in accordance with the provisions of the documents of title of any Chargor to any of the Secured Assets (other than as a result of gross negligence on the part of the Security Trustee);

26.4.9      for any failure to effect or procure the registration of any floating charge created by any of the Security Documents by registering under the Land Registration Act 1925 or any Act amending or extending the same, any notice, caution or other entry prescribed by or pursuant to the provisions of the said Act against any land for the time being forming part of the Secured Assets (other than as a result of gross negligence on the part of the Security Trustee);

26.4.10    for any failure to take or require any Chargor to take any steps to render any Security Document effective as regards Secured Assets outside England or Wales or to secure the creation of any ancillary charge under the laws of the jurisdiction concerned;

26.4.11    for any failure to obtain any licence, consent or other authorisation for the execution, delivery, validity, enforceability or admissibility in evidence of any Security Document;

26.4.12    for any failure to require any further assurance in relation to any Secured Assets;

26.4.13    for acting (or, as the case may be, refraining from acting) in accordance with the directions of any of the Beneficiaries given pursuant to this Deed,

and each of the Beneficiaries agrees that it will not assert or seek to assert against any officer, employee or agent of the Security Trustee any claim it might have against any of them in respect of the matters referred to in this Clause 26.4.  Any third party referred to in this Clause 26.4 may enjoy the benefit of, or enforce the terms of, this Clause 26.4 in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999.

26.5         Security Trustee’s Discretions

The Security Trustee may:

26.5.1      assume unless it has, in its capacity as trustee for the Beneficiaries, received actual notice to the contrary that (a) no Chargor is in breach of or default under its obligations under any of the Finance Documents, the Hedging Finance Documents or the Lease Documents and (b) any right, power, authority or discretion vested by any Finance Document or any Lease Document in any person has not been exercised;

26.5.2      if it receives any instructions or directions from the Agent to take any action in relation to the Security, assume that all applicable conditions under the Finance Documents, the Hedging Finance Documents and the Lease Documents for taking that action have been satisfied;

26.5.3      rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Beneficiary or an Chargor, upon a certificate signed by or on behalf of that person; and

26.5.4      refrain from acting in accordance with the instructions of any person (including bringing any legal action or proceeding arising out of or in connection with the Security Documents) until it has received such indemnification and/or security as it may in its absolute discretion require (whether by way of payment in advance or otherwise) for all costs, losses and liabilities which it may incur in bringing such action or proceedings.

26.6         Reliance on communications and professional advice

The Security Trustee shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person and shall be entitled to rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by it.

26.7         Retention of deeds and documents; power to grant access

The Security Trustee shall be entitled to place all deeds, certificates and other documents relating to the Secured Assets deposited with it under or pursuant to the Security Documents or any of them in any safe deposit, safe or receptacle selected by the Security Trustee or with any solicitor or firm of solicitors and may make any such arrangements as it thinks fit for allowing the Chargor concerned access to, or its solicitors or auditors possession of, such documents when necessary or convenient and the Security Trustee shall not be responsible for any loss incurred in connection with any such deposit, access or possession.

26.8         No mortgage in possession

Nothing in any of the Security Documents shall oblige the Security Trustee to become a mortgagee in possession.

26.9         Unlawful actions

The Security Trustee may refrain from doing anything which would, or might in its opinion, be contrary to any law of any jurisdiction or any directive, regulation or regulatory requirement of any State (or any agency thereof) or which would or might render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive, regulation or regulatory requirement.

26.10       Indemnity by Beneficiaries

Prior to the Senior Discharge Date (in the case of the Senior TCN Group Lenders) or the Second Lien Discharge Date (in the case of the Second Lien Lenders), each Lender shall reimburse the Security Trustee (rateably in accordance with the Sterling Amount of such Lender’s Commitment) and after the Senior Discharge Date, but prior to the Hedge Discharge Date, each Hedge Counterparty shall reimburse the Security Trustee (rateably in accordance with such Hedge Counterparty’s Hedge Counterparty Indebtedness) and, after the later to occur of the Senior Discharge Date and the Hedge Discharge Date but prior to the Lessor Junior Discharge Date, each Lessor shall reimburse the Security Trustee (rateably in accordance with such Lessor’s Lessor Debt) in any case to the extent that the Security Trustee is not reimbursed by the Chargors in respect of all liabilities, damages, reasonable costs, claims, reasonable charges or expenses referred to in Clause 26.3 (Indemnity from Trust Property).  Provided that where more than one of the Lenders, the Hedge Counterparties and the Lessors are required to reimburse the Security Trustee, the obligation of each to do so shall be apportioned rateably in accordance with, in the case of a Lender, the Sterling Amount of each Lender’s Commitment, in the case of a Hedge Counterparty, its Hedge Counterparty Indebtedness and, in the case of a Lessor, its Lessor Pari Passu Debt.

26.11       Own Responsibility

It is understood and agreed by each Beneficiary that at all times that Beneficiary has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Finance Documents, the Hedging Finance Documents or the Lease Documents including but not limited to:

26.11.1    the financial condition, creditworthiness, condition, affairs, status and nature of each of the Chargors;

26.11.2    the legality, validity, effectiveness, adequacy and enforceability of each of the Finance Documents, the Hedging Finance Documents or the Lease Documents, the Security, the Lessor Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection therewith;

26.11.3    whether that Beneficiary has recourse, and the nature and extent of that recourse, against any Chargor or any other person or any of their respective assets under or in connection with the Finance Documents, the Hedging Finance Documents or the Lease Documents or the transactions contemplated therein or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection therewith;

26.11.4    the adequacy, accuracy and/or completeness of any information provided by any person in connection with the Finance Documents, the Hedging Finance Documents or the Lease Documents, the transactions contemplated therein or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection therewith; and

26.11.5    the right or title of any person in or to, or the value or sufficiency of any part of the Security Property or the Lessor Security, the priority of any of the Security or the Lessor Security or the existence of any Encumbrance affecting the Security Property or the Lessor Security, and each Beneficiary warrants to the Security Trustee that it has not relied on and will not at any time rely on the Security Trustee in respect of any of these matters.

27.          No restriction on or liability to account for other transactions

27.1         Other dealings

The Security Trustee may, without any liability to account to any of the Beneficiaries, accept deposits from, lend money to, and generally engage in any kind of trust or banking business with, any Chargor or any of its Subsidiaries, Joint Ventures or minority interests, associated partnerships or Affiliates as if it were not the Security Trustee.

27.2         Rights as a Beneficiary

With respect to its own status as a Beneficiary the Security Trustee shall have the same rights and powers under the Security Documents as any other Beneficiary and may exercise the same as though it were not performing the duties and functions of the Security Trustee.

28.          Common Agent and Security Trustee

Notwithstanding that the Senior Facility Agent and/or the Second Lien Facility Agent and the Security Trustee may from time to time be the same entity, each of the Agents and Security Trustee have entered into this Deed in their separate capacities as agent for the Lenders under and pursuant to the Agreement and as Security Trustee for the Beneficiaries to hold the guarantees and/or security created or to be created by the Security Documents on the terms set out in the Security Documents, provided that where this Deed provides for an Agent to communicate with or provide instructions to the Security Trustee, while an Agent or (as the case may be) the Security Trustee are the same entity, it will not be necessary for there to be any such formal communication or instructions notwithstanding that this Deed provides in certain cases for the same to be in writing.

29.          Changes to the Parties

29.1         Retirement of Security Trustee:

29.1.1      The Security Trustee may, at any time upon 30 days’ notice to TCN and to the Beneficiaries and conditional upon the successor trustee executing a Security Trustee’s Deed of Accession to give effect to the provisions of Clause 29.1.4 below, retire from its appointment as Security Trustee under this Deed. No such retirement shall take effect unless there has been appointed as a successor trustee in relation to the Trust Property:

(a)           a Lender;

(b)           any other reputable and experienced bank or financial institution with offices in London nominated and accepted by the Instructing Party and to which TCN has given its consent (such consent not to be unreasonably withheld or delayed) or, failing such a nomination; or

(c)           any reputable and experienced bank or financial institution with offices in London nominated by the Security Trustee and to which TCN has given its consent (such consent not to be unreasonably withheld or delayed).

29.1.2      All of the Lenders (other than any Agent, in its capacity as a Lender) may, having given to the Security Trustee not less than 30 days’ notice of the intention to do so, remove the Security Trustee from its appointment as such under this Deed.  The removal shall automatically be of effect on the expiry of the notice save, where the Lenders (other than the Security Trustee, in its capacity as a Lender) shall have failed to appoint a successor security trustee falling within the requirements of Clauses 29.1.1(a) or 29.1.1(b), in which case the removal shall be deferred until such appointment is made.  The Lenders (other than the Security Trustee, in its capacity as a Lender) shall immediately notify the Security Trustee in writing of their making such appointment.

29.1.3      On the Senior Discharge Date, the provisions of Clause 29.1.1 shall cease to apply and the Security Trustee may, upon 30 days’ notice to TCN, the Lessors’ Agent and the Hedge Counterparties and conditional upon the successor trustee executing a deed supplemental hereto with the Chargors to give effect to the provisions of Clause 29.1.4 below, retire from its appointment as Security Trustee under this Deed.  No such retirement shall take effect unless there has been appointed as a successor trustee any reputable and experienced bank or financial institution with offices in London nominated by the Security Trustee and to which TCN has given its consent (such consent not to be unreasonably withheld or delayed).  From (and including) the Senior Discharge Date until the Hedge Discharge Date, the Hedge Counterparties, and from (and including) the Hedge Discharge Date and all of the Lessors (until the Lessor Junior Discharge Date) undertake to the Security Trustee that following receipt of a notice from the Security Trustee pursuant to this Clause 29.1.3 they will ensure that a successor trustee is appointed in accordance with this Clause 29.1.3 as soon as practicable.

29.1.4      Upon any such successor as aforesaid being appointed, and subject to appropriate arrangements having been made in relation to the rights, titles and interests constituted by this Deed to the satisfaction of the Beneficiaries, the retiring Security Trustee shall be discharged from any further obligations under this Deed and its successor and the other parties to this Deed shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Deed in place of the retiring Security Trustee.

29.1.5      Any corporation into which the Security Trustee may be merged or converted or any corporation with which the Security Trustee may be consolidated or any corporation resulting from any merger, conversion, amalgamation, consolidation or other reorganisation to which the Security Trustee shall be a party shall, to the extent permitted by applicable law, be the successor Security Trustee under the Security Documents without the execution or filing of any document or any further act on the part of any of the parties to this Deed or any Security Document, save that notice of any such merger, conversion, amalgamation, consolidation or other reorganisation shall forthwith be given to the TCN and the Beneficiaries.

29.2         Effective date

The retirement of the Security Trustee and the appointment of the successor trustee shall take effect upon the signing by the Security Trustee and the successor trustee of all deeds and other documents and the performing of all other acts necessary for the transfer of all the Security Trustee’s title to and interest in the Trust Property (other than, in each case, any interest accruing to the Security Trustee by virtue of the Security Trustee being a Second Beneficiary) to the successor trustee, such title and interest to be held by the successor trustee on the same trusts and on the same terms as if the successor trustee had been a party to this Deed in place of the retiring Security Trustee.

29.3         Transfers by the Lenders

Each party to this Deed agrees and acknowledges that:

29.3.1      the Senior TCN Group Lenders may transfer their respective rights, liabilities and obligations under this Deed in accordance with the provisions of Clause 36.3 (Assignments or transfers by Lenders) of the Senior Facilities Agreement;

29.3.2      the Second Lien Lenders may transfer their respective rights, liabilities and obligations under this Deed in accordance with the provisions of Clause 31.3 (Assignments or transfers by Lenders) of the Second Lien Facility Agreement; and

29.3.3      to the extent applicable, the Target Group Lenders may transfer their respective rights, liabilities and obligations under this Deed in accordance with the corresponding provisions of the Target Group Facility Agreement.

29.4         References to Lenders following a transfer

If any Lender transfers all or any of its rights and obligations as provided in Clause 29.3 (Transfers by the Lenders), all relevant references in this Deed and the Security Documents to such Lender shall thereafter be construed as a reference to such Lender and/or the new Lender to the extent of their respective rights and/or obligations and the other parties to this Deed shall thereafter look only to the new

Lender in respect of that proportion of that Lender’s rights or obligations under this Deed as corresponds to the rights or obligations assumed by such new Lender.

29.5         Authorisation of Agent

Each party to this Deed irrevocably authorises the relevant Agent to countersign each Transfer Deed executed pursuant to the Agreement in respect of which it is Agent on its behalf without any further consent of, or consultation with, any such party provided that all relevant conditions under the Agreement have been satisfied.

29.6         No assignment by Chargors

None of the Chargors may assign or transfer any of their respective rights or obligations under this Deed.

29.7         Assignment and/or transfer by the Hedge Counterparties

Each party to this Deed agrees and acknowledges that upon execution and delivery of a Hedge Counterparty’s Deed of Accession the relevant New Hedge Counterparty shall become a party to this Deed as such.  Each party to this Deed agrees and acknowledges that any Hedge Counterparty may assign or transfer all or any of its rights, liabilities or obligations under this Deed, provided that such assignment or transfer is contemporaneous with and to the same person as an assignment or transfer by the relevant Hedge Counterparty of its corresponding rights and/or obligations in respect of the relevant Hedge Agreements and provided further that any such assignment or transfer shall be conditional upon the relevant assignee or transferee having executed a Hedge Counterparty’s Deed of Accession by which such assignee or transferee agrees to be bound by and comply with the obligations incumbent upon the relevant Hedge Counterparty under the Security Documents as if it had been a party to this Deed in place of the relevant Hedge Counterparty.  The Security Trustee may deem and treat such assignee or transferee as Hedge Counterparty for all purposes of this Deed Security Documents after the conditions set out in this Clause 29.7 have been satisfied.

29.8         Discharge of retiring Agent

Upon any successor to the Senior Facilities Agent being appointed pursuant to Clause 29.11 (Resignation) of the Senior Facilities Agreement, upon any successor to the Target Facility Agent being appointed pursuant to any equivalent provision of the Target Facility Agreement or upon any successor to the Second Lien Facility Agent being appointed pursuant to Clause 24.11 (Resignation) of the Second Lien Facility Agreement, and conditional upon the relevant successor Agent executing and delivering on Agent’s Deed of Accession, the relevant retiring Agent shall be discharged from any further obligation under this Deed and its successor and each of the other parties to this Deed shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Deed in place of the relevant retiring Agent.

29.9         Transfer by a Lender of its entire Commitment

Each of the parties to this Deed agrees that upon:

29.9.1      a Senior Lender ceasing to be a Senior Lender following the transfer of all its commitment (as defined in the relevant Agreement), rights and obligations under the relevant Agreement pursuant to the applicable provisions thereof; or

29.9.2      a Second Lien Lender ceasing to be a Second Lien Lender following the transfer of all its Commitment (as defined in the Second Lien Facility Agreement), rights and obligations under the Second Lien Facility Agreement pursuant to Clause 31.3 (Assignments or Transfers by Lenders) thereof,

(each such retiring Lender, a “Former Lender”), such Former Lender shall cease to be a Beneficiary in its capacity as a Lender hereunder but to the extent it is also a Hedge Counterparty, it shall continue to be a Beneficiary in its capacity as such.

29.10       Deeds of Accession

29.10.1    Each party to this Deed shall be fully entitled to rely on any Deed of Accession delivered to the Security Trustee in connection with this Deed which is complete and regular on its face as regards its contents and purportedly signed on behalf of the relevant new Agent, Security Trustee or new Chargor, as appropriate.

29.10.2    No party to this Deed shall have any liability or responsibility to any other party to this Deed as consequence of placing reliance on and acting in accordance with such Deed of Accession if it proves to be the case that it was not authentic or duly authorised.

29.10.3    Each of the parties to this Deed hereby irrevocably authorises the Security Trustee to execute any duly completed Deed of Accession as appropriate, on behalf of that party.

29.10.4    The Security Trustee shall give notice of any accessions to this Deed and shall provide a copy of each duly completed Deed of Accession to TCN upon request.

30.          Effect of this Deed as regards the Chargors

30.1         Consent and agreement to arrangements

Each of the Chargors acknowledges the provisions of this Deed and undertakes with the Security Trustee and each of the Beneficiaries that it will not do or, to the extent required to take action under this Deed, omit to do anything to prejudice or adversely affect the enforcement of such provisions or do anything which would be in breach of the terms of this Deed.

30.2         No prejudice to other rights and remedies

Without prejudice to the rights of any Chargor to rely on Clause 14.4 (Approvals) and any other provisions of this Deed which (a) excuse any Chargor from performing any obligation, under a Transaction Document in the manner contemplated by such Transaction Document; or (b) pursuant to which any party to a Transaction Document agrees not to exercise any or all of its rights in the manner contemplated by, or in any way agrees to limit the extent or circumstances in which it may exercise or enforce any of its rights under, such Transaction Document, nothing contained in this Deed shall as between any Chargor and the Security Trustee and/or the Beneficiaries or any of them affect or prejudice any rights or remedies of any such person against any Chargor in respect of any of the Secured Obligations.

30.3         If in accordance with Clause 42.5 (Release of Guarantees and Security) of the Senior Facility Agreement, Clause 37.5 (Release of Guarantees and Security) of the Second Lien Facility Agreement or, if applicable from and after the occurrence of an Integrated Merger Event, the provisions of any applicable Target Facility Agreement, the obligations of any Chargor are released, their obligations hereunder shall automatically terminate.

31.          Miscellaneous

31.1         Rights under other arrangements

Nothing contained in this Deed shall prejudice or affect the rights of the Security Trustee or the Beneficiaries or any of them under any guarantee, lien, bill, note, charge or other security other than that granted pursuant to the Senior Documents, the Second Lien Documents, the Lease Documents or the Hedging Agreements now or hereafter held by it in respect of any moneys, obligations or liabilities thereby secured and so that (without limitation) each and any such person may apply any moneys recovered under any such guarantee, lien, bill, note, charge or other security in or towards payment of any money, obligation or liability, actual or contingent, now or hereafter due, owing or incurred to it by any Chargor or may hold such moneys on a suspense account for such period as it may in its absolute discretion think fit.

31.2         Several obligations of Beneficiaries

The obligations of each Beneficiary under this Deed are several; the failure of any Beneficiary to perform such obligations shall not relieve any other Beneficiary or any of the Chargors of any of their respective obligations or liabilities under the Agreement or any of the Security Documents, nor shall any Beneficiary be responsible for the obligations of any other Beneficiary under this Deed.

31.3         Provisions severable

Each of the provisions of this Deed is severable and distinct from the others and if any one or more of such provisions is or becomes invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Deed shall not in any way be affected or impaired thereby.

31.4         No partnership

This Deed shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

31.5         Chargor

TCN will comply with its obligations under each of the Agreements (and will procure the compliance of each relevant member of the TCN Group required to become and remain a party to the Agreements, with the provisions thereof) relating to the execution and delivery of an Accession Notice (as defined in the relevant Agreement), any deed of accession to this Deed, the Security Documents and any other documents or instruments as may required by the relevant Agents to ensure that the relevant member of the Group is bound by the terms of the Senior Documents.

31.6         No implied waivers, remedies cumulative

No failure or delay on the part of any Agent, the Lead Arrangers, the Security Trustee, any Lender, any Lessor, any Hedge Counterparty to exercise any power, right or remedy under this Deed or any other Security Document shall operate as a waiver thereof, nor shall any single or partial exercise by any Agent, the Lead Arrangers, the Security Trustee, any Lender, any Lessor, any Hedge Counterparty of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.  The remedies provided in this Deed and the Security Documents, are cumulative and are not exclusive of any remedies provided by law.

31.7         Counterparts

This Deed may be executed in any number of counterparts and by the different parties hereto in separate counterparts each of which, when executed and delivered, shall constitute an original, but all counterparts together shall constitute one and the same instrument.

31.8         Lessors’ Agent

The Lessors’ Agent undertakes to the Security Trustee that whilst any Lessor Debt is outstanding it will not resign as Lessors’ Agent without a substitute having been appointed pursuant to Clause 4 of the Agency and Co-ordination Agreement.

32.          Notices

32.1         Every Relevant Communication shall:

32.1.1      be in writing delivered personally or by first-class prepaid letter (airmail if applicable and available) or telefax (confirmed in the case of a telefax, by first-class prepaid letter (airmail if available));

32.1.2      be deemed to have been received, subject as otherwise provided in this Deed, in the case of a letter, when delivered personally or 3 days (7 days in the case of a letter posted from one country to another) after it has been put into the post and, in the case of a telefax, at the time of despatch with confirmation by the sender’s facsimile machine that the message has been received at the correct facsimile number (provided that if the date of delivery or despatch is not a business day in the country of the addressee or if the time of despatch of any telefax is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

32.1.3      be sent:

(a)           to each Chargor and each Lessee at:

160 Great Portland Street
London
W1W 5QA
Attention:      Group Treasurer
Telefax:          0207 299 6400

(b)           to the Senior Facility Agent at:

5 The North Colonnade
Canary Wharf
London E14 4BB
England
Attention:      Frank Rogers
Telefax:          + 44 (0) 20 7773 4893

(c)           to the Second Lien Facility Agent at:

5 The North Colonnade
Canary Wharf
London E14 4BB
England
Attention:      Frank Rogers
Telefax:          + 44 (0) 20 7773 4893

(d)           to the Security Trustee at:

5 The North Colonnade
Canary Wharf
London E14 4BB
England
Attention:      Frank Rogers
Telefax:          + 44 (0) 20 7773 4893

(e)           to each Mandated Lead Arranger and each Lender at its address or telefax number specified in Schedule 2 (The Mandated Lead Arrangers), Schedule 3 (The Senior TCN Group Lenders) or Schedule 4 (The Second Lien Lenders) (as the case may be) or in any relevant Transfer Deed;

(f)            to each Existing Hedge Counterparty at its address or telefax number specified in Schedule 5 (The Existing Hedge Counterparties and Existing Hedge Agreements) or any relevant Deed of Accession;

(g)           to each New Hedge Counterparty at its address or telefax number specified in any relevant Deed of Accession;

(h)           to the Lessors at:

c/o Lloyds Leasing Limited
Great Surrey House
203 Blackfriars Road
London
SE1 8NH
Telefax: 020 7922 1874
Attention: The Managing Director

or to such other address or telefax number as is notified by any Chargor, any Lessee, any Agent, any Mandated Lead Arranger, the Security Trustee, any Lessor, any Hedge Counterparty or any Lender (as the case may be) to the other parties to this Deed save that a Lender, Mandated Lead Arranger or a Lessor need not notify the other Lenders, the Mandated Lead Arrangers or the Lessors.

32.2         Notices through the Security Trustee

Any Relevant Communication to be given (i) by any Chargor to any Finance Party shall be given to the Security Trustee for onward transmission as appropriate, (ii) to any Chargor shall (except as otherwise provided in this Deed) be given to TCN on behalf of such Chargor by the Security Trustee (iii) by or to a Lessor shall be given to or by (as applicable) the Lessors’ Agent for onward transmission as appropriate and (iv) by or to a Finance Party shall be given to or by (as applicable) the Security Trustee for onward transmission as appropriate.

32.3         IntraLinks Site

In the event that TCN and the Agents agree that they wish to deliver Relevant Communications to each other and to the other parties to the Transaction Documents by posting the same to a web site at secure hosting facilities the parties to this Deed agree that they will co-operate with TCN and the Agents in order to agree such changes to this Deed as may be required in order for Relevant Information to be delivered in such manner.

33.          Governing Law and jurisdiction

33.1         Law

This Deed is governed by and shall be construed in accordance with English law.

33.2         Submission to jurisdiction

Each Chargor agrees for the benefit of the Agents, the Lead Arrangers, the Security Trustee, the Lessors, the Hedge Counterparties and the Lenders that any legal action or proceedings in connection with this Deed against any Chargor or any of their respective assets may be brought in the English courts.  Each Chargor irrevocably and unconditionally submits to the jurisdiction of such courts and in the case of Chargors which are not incorporated or organised under the laws of England, irrevocably designate, appoint and empower TCN at present of Export House, Cawsey Way, Woking, Surrey, GU21 6QX to receive for them and on their behalf, service of process issued out of the English courts in any legal action or proceedings arising out of or in connection with this Deed.  The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of any Agent, the Mandated Lead Arrangers, the Security Trustee, the Lessors, the Hedge Counterparties or the Lenders to take proceedings against any Chargor to enforce any judgment obtained in any court referred to in this Clause 33.2 in any jurisdiction in which any of the assets of any Chargor are situated, nor shall the taking of proceedings in any one or more jurisdiction referred to in this Clause 33.2 preclude the taking of proceedings in any other such jurisdiction, whether concurrently or not.

33.3         Inconvenient forum

Each Chargor irrevocably waives any objection they may have now or hereafter to the laying of venue of any action or proceeding in any court or jurisdiction referred to in Clause 33.2 (Submission to Jurisdiction) and any claim they may have now or hereafter that any action or proceeding brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof the parties to this Deed have caused this Deed to be duly executed on the date first above written.

SCHEDULE 1

The Original Guarantors

English Obligors	Company Number
Birmingham Cable Corporation Limited	2170379
Birmingham Cable Limited	2244565
Cable Camden Limited	01795642
Cable Enfield Limited	02466511
Cable Hackney & Islington Limited	01795641
Cable Haringey Limited	01808589
Cable London Limited	01794264
Central Cable Holdings Limited	3008567
Crystal Palace Radio Limited	01459745
Filegale Limited	2804553
General Cable Group Limited	2872852
General Cable Holdings Limited	2798236
General Cable Limited	2369824
Imminus Limited	1785381
Middlesex Cable Limited	2460325
Sheffield Cable Communications Limited	2465953
Southwestern Bell International Holdings Limited	2378768
Telewest Communications (Central Lancashire) Limited	1737862
Telewest Communications (Cotswolds) Limited	1743081
Telewest Communications (Liverpool) Limited	1615567
Telewest Communications (London South) Limited	1697437
Telewest Communications (Midlands and North West) Limited	2795350
Telewest Communications (Midlands) Limited	1882074
Telewest Communications (North East) Limited	2378214
Telewest Communications (North West) Limited	2321124
Telewest Communications (South East) Limited	2270764
Telewest Communications (South Thames Estuary) Limited	2270763
Telewest Communications (South West) Limited	2271287
Telewest Communications (St. Helens & Knowsley) Limited	2466599
Telewest Communications (Tyneside) Limited	2407676

Telewest Communications (Wigan) Limited	2451112
Telewest Communications Cable Limited	2883742
Telewest Communications Group Limited	2514287
Telewest Communications Holdings Limited	2982404
Telewest Communications (Nominees) Limited	2318746
Telewest Limited	03291383
Telewest Parliamentary Holdings Limited	2514316
The Cable Corporation Limited	2075227
Theseus No. 1 Limited	2994027
Theseus No. 2 Limited	2994061
Windsor Television Limited	1745542
Yorkshire Cable Communications Limited	2490136
The Yorkshire Cable Group Limited	2782818
Eurobell (Holdings) Limited	29404215
Eurobell (Sussex) Limited	2272340
Eurobell (South West) Limited	1796131
Eurobell (West Kent) Limited	2886001
Eurobell (IDA) Limited	3373001
Eurobell Internet Services Limited	3172207
Eurobell CPE Limited	2742145
Eurobell Limited	2983427
EMS Investments Limited	3373057
Eurobell (No.2) Limited	3405634
Eurobell (No.3) Limited	3006948
Eurobell (No.4) Limited	2983110

Scottish Obligors	Company Number
Telewest Communications (Dundee & Perth) Limited	SC096816
Telewest Communications (Motherwell) Limited	SC121617
Telewest Communications (Scotland Holdings) Limited	SC150058
Telewest Communications (Scotland) Limited	SC80891

Jersey Obligors	Company Number
Birmingham Cable Finance Limited	60972

Partnership Obligors	Principal Place of Business
Avon Cable Joint Venture	Export House, Cawsey Way Woking, Surrey GU21 6QX
Avon Cable Limited Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX
Cotswolds Cable Limited Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX
Edinburgh Cable Limited Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX
Estuaries Cable Limited Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX
London South Cable Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX
TCI/US WEST Cable Communications Group	Export House, Cawsey Way Woking, Surrey GU21 6QX
Telewest Communications (London South) Joint Venture	Export House, Cawsey Way Woking, Surrey GU21 6QX
Telewest Communications (Cotswolds) Venture	Export House, Cawsey Way Woking, Surrey GU21 6QX
Telewest Communications (North East) Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX
Telewest Communications (Scotland) Venture	Export House, Cawsey Way Woking, Surrey GU21 6QX
Telewest Communications (South East) Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX
Tyneside Cable Limited Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX
United Cable (London South) Limited Partnership	Export House, Cawsey Way Woking, Surrey GU21 6QX

SCHEDULE 2

The Mandated Lead Arrangers

Barclays Capital	5 The North Colonade Canary Wharf, London E14 4BB

BNP Paribas	10 Harewood Avenue London NW1 6AA

Citigroup Global Markets Limited	33 Canada Square, Canary Wharf, London, E14 5LB

Credit Suisse First Boston	One Cabot Square, London, E14 4QJ

Deutsche Bank AG London	Winchester House 1 Great Winchester Street, London EC2N 2DB

GE Capital Structured Finance Group Limited	6-12 Clarges Street London W1J 8DH

The Royal Bank of Scotland Plc	Corporate and Institutional Banking (Technology Media and Telecom) 135 Bishopsgate, London, EC2M 3UR

SCHEDULE 3

The Senior TCN Group Lenders

Barclays Bank PLC

BNP Paribas

Citibank, N.A.

Credit Suisse First Boston

Deutsche Bank AG London

GE Capital Structured Finance Group Limited

The Royal Bank of Scotland plc

SCHEDULE 4

The Second Lien Lenders

Barclays Bank PLC

BNP Paribas

Citibank, N.A.

Credit Suisse First Boston

Deutsche Bank AG London

The Royal Bank of Scotland plc

SCHEDULE 5

The Existing Hedge Counterparties and Existing Hedge Agreements

Existing Hedge Counterparty and Contact Details	Existing Hedge Agreements
JPMorgan Chase Bank N.A. 125 London Wall London EC2Y 5AJ Tel: +44(0)207 777 3250 Fax: +44(0)207 777 3459 Attention: Mike Wharrad

•              ISDA Master Agreement dated 15 July 2004 made between JP Morgan Chase Bank and TCN.

•              Confirmation with trade date 20 July 2004 relating to a fixed for floating rate swap with a notional amount of £256 million.

Calyon Broadwalk House 5 Appold Street London EC2A 2DA Tel: +44(0)207 214 7009 Fax: +44(0)207 214 7159 Attention: Steve Tubb	• ISDA Master Agreement dated 15 July 2004 made between Calyon and TCN. • Confirmation with trade date 21 July 2004 relating to a fixed for floating rate swap with a notional amount of £322 million.

The Royal Bank of Scotland plc
Corporate Restructuring Unit
Specialised Lending Services
10th Floor
280 Bishopsgate
London
EC2M 4RB

Tel:                         0207 672 0269/0207 672 1827
Fax:                         0207 672 0324
Attention:              Neil Wright / Mike Birch

•              ISDA Master Agreement dated 15 July 2004 made between The Royal Bank of Scotland plc and TCN.

•              Confirmation with trade date 19 July 2004 relating to a fixed for floating rate swap with a notional amount of £355 million.

•              Confirmation with trade date 7 March 2002 relating to a fixed for floating rate swap with a notional amount of £100 million.

Existing Hedge Counterparty and Contact Details	Existing Hedge Agreements

The Bank of New York
One Canada Square
Canary Wharf
London
E14 5AL

Tel:                         +44(0)207 570 0892

Fax:                         +44(0)207 964 6034

Attention:              Stuart Pitfield

and:

Tel:                         +44(0)207 964 6533

Fax:                         +44(0)207 964 6193

Attention:              Jason Garwood

With copy to:

The Bank of New York
Derivatives Desk
Global Markets Division
32 Old Slip             - 15th Floor

Tel:                         +1 (212) 804 2137

Fax:                         +1 (212) 495 1015

Attention:              James G. McAuliffe

The Bank of New York
Legal Department
One Wall Street - 10th Floor
New York, NY 10286

Tel:                         +1 (212) 635 1688

Fax:                         +1 (212) 635 1958

Attention:              General Counsel

•              ISDA Master Agreement dated 15 July 2004 made between The Bank of New York and TCN.

•              Confirmation with trade date 19 July 2004 relating to a fixed for floating rate swap with a notional amount of £66 million.

Bayerische Landesbank Girozentrale acting through its London branch Bavaria House 13/14 Appold Street London EC2A 2NB Tel: +44 (0)207 955 5173 Fax: +44 (0)207 247 0056 Attention: Loans Administration

•              ISDA Master Agreement dated June 11, 2001 made between Bayerische Landesbank Girozentrale and TCN.

•              Confirmation with trade date 11 June 2001 relating to a fixed for floating rate swap with a notional amount of £150 million.

Existing Hedge Counterparty and Contact Details	Existing Hedge Agreements

Barclays Bank PLC
Incoming Transaction Documentation
Barclays Capital Global OTC
5, The North Colonnade
Canary Wharf
London E14 4BB

Tel:                         +44 (0)20 7773 6461

Fax:                         +44 (0)20 7773 6810

Attention:              Transaction Documentation & Management, Global Operations

•              ISDA Master Agreement dated September 3, 1996 made between Barclays Bank PLC and TCN.

•              Confirmation with trade date 11 June 2001 relating to a fixed for floating rate swap with a notional amount of £50 million.

•              Confirmation with trade date 11 June 2001 relating to a fixed for floating rate swap with a notional amount of £100 million.

SCHEDULE 6

Agent’s Deed of Accession

THIS AGENT’S DEED OF ACCESSION is dated [•]·and made between:

(1)           [NEW AGENT] (the “New Agent”) and

(2)           BARCLAYS BANK PLC as Security Trustee

and relates to an Intercreditor Deed dated [•] 2004 between Telewest Communications Networks Limited (1), Telewest UK Limited (2), the companies and partnerships listed in Schedule 1 thereto as Original Guarantors (3), Barclays Bank PLC as Security Trustee (4), the banks and financial institutions listed in Schedule 2 thereto as Mandated Lead Arrangers (5), Barclays Bank PLC as Senior Facility Agent (6), Barclays Bank PLC as Second Lien Facility Agent (7), the institutions listed in Schedule 3 thereto as Senior TCN Group Lenders (together with each other institution which becomes a “Lender” under and as defined in the Senior Facilities Agreement) (8), the institutions listed in Schedule 4 thereto as Second Lien Lenders (together with each other institution which becomes a “Lender” under and as defined in the Second Lien Facility Agreement) (9), Lloyds (Nimrod) Specialist Finance Limited, Robert Fleming Leasing (Number 4) Limited and Lombard Commercial Limited as Lessors (10), The Cable Corporation Limited and The Yorkshire Cable Group Limited as Lessees (11), the institutions listed in Schedule 6 thereto as Existing Hedge Counterparties (together with each other institution which becomes a “Hedge Counterparty” in accordance therewith) (12), Lloyds Leasing Limited (13), the Intergroup Debtors named therein (14) and the Intergroup Creditors named therein (15), as amended, varied, extended, restated, refinanced or replaced from time to time (the “Intercreditor Deed”).

WHEREAS:

The New Agent is to become the Agent for the purposes of the Intercreditor Deed.

NOW IT IS HEREBY AGREED as follows:

1              Definitions under the Intercreditor Deed

Unless the context otherwise requires, words and expressions defined in the Intercreditor Deed shall have the same meaning in this Deed of Accession.

2              Succession and Adherence

2.1           Each of the parties to the Intercreditor Deed and the New Agent hereby agree that:

2.1.1        the New Agent shall become a party to the Intercreditor Deed in its capacity as an Agent; and

2.1.2        the New Agent shall observe, perform and be bound by the terms and provisions of and be entitled to exercise all the rights set out in the Intercreditor Deed in the capacity of the Agent.

3              Accession

This Deed of Accession is supplemental to the Intercreditor Deed and shall be read and construed as one instrument together with the Intercreditor Deed.

4              Notices

For the purposes of Clause 32 (Notices) of the Intercreditor Deed every notice, request, demand or other communication under the Intercreditor Deed shall be sent to the New Agent at:

[Address]

[Telefax]

[Attention]

5              Effect as a Deed

This Deed of Accession is intended to take effect as a Deed notwithstanding that either party or both parties may have executed it under hand only.

6              Law

This Deed of Accession is governed by English law.

IN WITNESS whereof the parties hereto have caused this Deed of Accession to be duly executed as a Deed on the date first written above.

New Agent

EXECUTED and DELIVERED	)
as a DEED by [Agent]))

Security Trustee

EXECUTED and DELIVERED	)
as a Deed by BARCLAYS BANK PLC	)

SCHEDULE 7

Hedge Counterparties’ Deed of Accession

THIS HEDGE COUNTERPARTY’S DEED OF ACCESSION is dated [•] and made between:

(1)           [ACCEDING HEDGE COUNTERPARTY] (the “Acceding Hedge Counterparty”) and

(2)           BARCLAYS BANK PLC as Security Trustee

and relates to an Intercreditor Deed dated [•] 2004 between Telewest Communications Networks Limited (1), Telewest UK Limited (2), the companies and partnerships listed in Schedule 1 thereto as Original Guarantors (3), Barclays Bank PLC as Security Trustee (4), the banks and financial institutions listed in Schedule 2 thereto as Mandated Lead Arrangers (5), Barclays Bank PLC as Senior Facility Agent (6), Barclays Bank PLC as Second Lien Facility Agent (7), the institutions listed in Schedule 3 thereto as Senior TCN Group Lenders (together with each other institution which becomes a “Lender” under and as defined in the Senior Facilities Agreement) (8), the institutions listed in Schedule 4 thereto as Second Lien Lenders (together with each other institution which becomes a “Lender” under and as defined in the Second Lien Facility Agreement) (9), Lloyds (Nimrod) Specialist Finance Limited, Robert Fleming Leasing (Number 4) Limited and Lombard Commercial Limited as Lessors (10), The Cable Corporation Limited and The Yorkshire Cable Group Limited as Lessees (11), the institutions listed in Schedule 6 thereto as Existing Hedge Counterparties (together with each other institution which becomes a “Hedge Counterparty” in accordance therewith) (12), Lloyds Leasing Limited (13), the Intergroup Debtors named therein (14) and the Intergroup Creditors named therein (15), as amended, varied, extended, restated, refinanced or replaced from time to time (the “Intercreditor Deed”).

WHEREAS:

The Acceding Hedge Counterparty is to become a Hedge Counterparty for the purposes of the Intercreditor Deed.

NOW IT IS HEREBY AGREED as follows:

1              Definitions under the Intercreditor Deed

Unless the context otherwise requires, words and expressions defined in the Intercreditor Deed shall have the same meaning in this Deed of Accession.

2              Succession and Adherence

2.1           Each of the parties to the Intercreditor Deed and the Acceding Hedge Counterparty hereby agree that:

2.1.1        the Acceding Hedge Counterparty shall become a party to the Intercreditor Deed in its capacity as a Hedge Counterparty; and

2.1.2        the Acceding Hedge Counterparty shall observe, perform and be bound by the terms and provisions of and be entitled to exercise all the rights set out in the Intercreditor Deed in the capacity of a Hedge Counterparty.

3              Accession

This Deed of Accession is supplemental to the Intercreditor Deed and shall be read and construed as one instrument together with the Intercreditor Deed.

4              Notices

For the purposes of Clause 32 (Notices) of the Intercreditor Deed every notice, request, demand or other communication under the Intercreditor Deed shall be sent to the Acceding Hedge Counterparty at:

[Address]

[Telefax]

[Attention]

5              Effect as a Deed

This Deed of Accession is intended to take effect as a Deed notwithstanding that either party or both parties may have executed it under hand only.

6              Law

This Deed of Accession is governed by English law.

IN WITNESS whereof the parties hereto have caused this Deed of Accession to be duly executed as a Deed on the date first written above.

Acceding Hedge Counterparty

EXECUTED and DELIVERED	)
as a DEED by [Acceding Hedge Counterparty]))

Security Trustee

EXECUTED and DELIVERED	)
as a Deed by BARCLAYS BANK PLC	)

SCHEDULE 8

Intergroup Party’s Deed of Accession

THIS INTERGROUP PARTY’S DEED OF ACCESSION is dated [•] and made between:

(1)           [ACCEDING INTERGROUP CREDITOR/ DEBTOR] (the “Acceding Intergroup Creditor/Debtor”) and

(2)           BARCLAYS BANK PLC as Security Trustee

and relates to an Intercreditor Deed dated [•] 2004 between Telewest Communications Networks Limited (1), Telewest UK Limited (2), the companies and partnerships listed in Schedule 1 thereto as Original Guarantors (3), Barclays Bank PLC as Security Trustee (4), the banks and financial institutions listed in Schedule 2 thereto as Mandated Lead Arrangers (5), Barclays Bank PLC as Senior Facility Agent (6), Barclays Bank PLC as Second Lien Facility Agent (7), the institutions listed in Schedule 3 thereto as Senior TCN Group Lenders (together with each other institution which becomes a “Lender” under and as defined in the Senior Facilities Agreement) (8), the institutions listed in Schedule 4 thereto as Second Lien Lenders (together with each other institution which becomes a “Lender” under and as defined in the Second Lien Facility Agreement) (9), Lloyds (Nimrod) Specialist Finance Limited, Robert Fleming Leasing (Number 4) Limited and Lombard Commercial Limited as Lessors (10), The Cable Corporation Limited and The Yorkshire Cable Group Limited as Lessees (11), the institutions listed in Schedule 6 thereto as Existing Hedge Counterparties (together with each other institution which becomes a “Hedge Counterparty” in accordance therewith) (12), Lloyds Leasing Limited (13), the Intergroup Debtors named therein (14) and the Intergroup Creditors named therein (15), as amended, varied, extended, restated, refinanced or replaced from time to time (the “Intercreditor Deed”).

WHEREAS:

The Acceding [Intergroup Creditor] [Intergroup Debtor] is to become an [Intergroup Creditor] [Intergroup Debtor] for the purposes of the Intercreditor Deed.

NOW IT IS HEREBY AGREED as follows:

1              Definitions under the Intercreditor Deed

Unless the context otherwise requires, words and expressions defined in the Intercreditor Deed shall have the same meaning in this Deed of Accession.

2              Succession and Adherence

2.1           Each of the parties to the Intercreditor Deed and the Acceding [Intergroup Creditor] [Intergroup Debtor] hereby agree that:

2.1.1        the Acceding [Intergroup Creditor] [Intergroup Debtor] shall become a party to the Intercreditor Deed in its capacity as a [Intergroup Creditor] [Intergroup Debtor]; and

2.1.2        the Acceding [Intergroup Creditor] [Intergroup Debtor] shall observe, perform and be bound by the terms and provisions of and be entitled to exercise all the rights set out in the Intercreditor Deed in the capacity of a [Intergroup Creditor] [Intergroup Debtor].

3              Accession

This Deed of Accession is supplemental to the Intercreditor Deed and shall be read and construed as one instrument together with the Intercreditor Deed.

4              Notices

For the purposes of Clause 32 (Notices) of the Intercreditor Deed every notice, request, demand or other communication under the Intercreditor Deed shall be sent to the Acceding [Intergroup Creditor] [Intergroup Debtor] at:

[Address]

[Telefax]

[Attention]

5              Effect as a Deed

This Deed of Accession is intended to take effect as a Deed notwithstanding that either party or both parties may have executed it under hand only.

[6.           Process Agent

The Acceding Intergroup Creditor/Debtor hereby confirms that for the purposes of Clause 33.2 (Submission to Jurisdiction) of the Intercreditor Deed, it has appointed Telewest Communications Networks Limited of [Export House, Cawsey Way, Woking, Surrey, GU21 6QX] as its process agent for service.](1)

7              Law

This Deed of Accession is governed by English law.

IN WITNESS whereof the parties hereto have caused this Deed of Accession to be duly executed as a Deed on the date first written above.

Acceding Intergroup Creditor/Debtor

EXECUTED and DELIVERED	)
as a DEED by [Acceding Intergroup Creditor/	)
Debtor]	)

Security Trustee

EXECUTED and DELIVERED	)
as a Deed by BARCLAYS BANK PLC	)

(1)           Delete if inapplicable.

SCHEDULE 9

Security Trustee’s Deed of Accession

THIS SECURITY TRUSTEE’S DEED OF ACCESSION is dated and made between:

(1)           [ACCEDING SECURITY TRUSTEE] (the “Acceding Security Trustee”) and

(2)           BARCLAYS BANK PLC as the Security Trustee

and relates to an Intercreditor Deed dated [•] 2004 between Telewest Communications Networks Limited (1), Telewest UK Limited (2), the companies and partnerships listed in Schedule 1 thereto as Original Guarantors (3), Barclays Bank PLC as Security Trustee (4), the banks and financial institutions listed in Schedule 2 thereto as Mandated Lead Arrangers (5), Barclays Bank PLC as Senior Facility Agent (6), Barclays Bank PLC as Second Lien Facility Agent (7), the institutions listed in Schedule 3 thereto as Senior TCN Group Lenders (together with each other institution which becomes a “Lender” under and as defined in the Senior Facilities Agreement) (8), the institutions listed in Schedule 4 thereto as Second Lien Lenders (together with each other institution which becomes a “Lender” under and as defined in the Second Lien Facility Agreement) (9), Lloyds (Nimrod) Specialist Finance Limited, Robert Fleming Leasing (Number 4) Limited and Lombard Commercial Limited as Lessors (10), The Cable Corporation Limited and The Yorkshire Cable Group Limited as Lessees (11), the institutions listed in Schedule 6 thereto as Existing Hedge Counterparties (together with each other institution which becomes a “Hedge Counterparty” in accordance therewith) (12), Lloyds Leasing Limited (13), the Intergroup Debtors named therein (14) and the Intergroup Creditors named therein (15), as amended, varied, extended, restated, refinanced or replaced from time to time (the “Intercreditor Deed”).

WHEREAS:

The Acceding Security Trustee is to become the Security Trustee for the purposes of the Intercreditor Deed.

NOW IT IS HEREBY AGREED as follows:

1              Definitions under the Intercreditor Deed

Unless the context otherwise requires, words and expressions defined in the Intercreditor Deed shall have the same meaning in this Deed of Accession.

2              Succession and Adherence

2.1           Each of the parties to the Intercreditor Deed and the Acceding Security Trustee hereby agree that:

2.1.1        the Acceding Security Trustee shall become a party to:

(a)           the Intercreditor Deed in its capacity as Security Trustee; and

(b)           the Security Documents in its capacity as Security Trustee.

2.1.2        the Acceding Security Trustee shall observe, perform and be bound by the terms and provisions of and be entitled to exercise all the rights set out in the Intercreditor Deed and the Security Documents in its capacity as Security Trustee.

3              Accession

This Deed of Accession is supplemental to the Intercreditor Deed and the other Security Documents and shall be read and construed as one instrument together with the Intercreditor Deed and each other Security Document.

4              Notices

For the purposes of Clause 32 (Notices) of the Intercreditor Deed every notice, request, demand or other communication under the Intercreditor Deed shall be sent to the Acceding Security Trustee at:

[Address]

[Telefax]

[Attention]

5              Effect as a Deed

This Deed of Accession is intended to take effect as a Deed notwithstanding that either party or both parties may have executed it under hand only.

6              Law

This Deed of Accession is governed by English law.

IN WITNESS whereof the parties hereto have caused this Deed of Accession to be duly executed as a Deed on the date first written above.

Acceding Security Trustee

EXECUTED and DELIVERED	)
as a DEED by	)
[Acceding Security Trustee]	)

Security Trustee

EXECUTED and DELIVERED )
as a Deed by )
BARCLAYS BANK PLC )

SCHEDULE 10

Intergroup Creditors

Bravo TV Limited

Continental Shelf 16 Limited

Ed Stone Limited

Flextech (Travel Channel) Limited

Flextech 1992 Limited

Flextech Communications Limited

Flextech Digital Broadcasting Limited

Flextech Family Channel Limited

Flextech Interactive Limited

Flextech Living Health Limited

Flextech Rights Limited

Flextech Television Limited

Flextech Video Games Limited

Interactive Digital Sales Limited

Maidstone Broadcasting

Starstream Limited

UK Living Limited

United Artists Investments Limited

Telewest Communications Holdco Limited

SCHEDULE 11

Intergroup Debtors

Telewest Communications Group Limited

Telewest Communications Networks Limited

Telewest Workwise Limited

Yorkshire Cable Communications Limited

SCHEDULE 12

Form of Default Notice

From:      Barclays Bank PLC
as Facility Agent

[/Target Group Agent]
as Target Group Agent

To:          Barclays Bank PLC
as Second Lien Facility Agent for itself and for and on behalf of the Second Lien Finance Parties

cc:           Telewest Communications Networks Limited
for itself and as Obligors’ Agent

cc:           Barclays Bank PLC
as Security Trustee

[/name of Target Group Security Trustee]
as Target Group Security Trustee

We refer to the intercreditor deed (the “Intercreditor Deed”) dated [-] 2004 between, among others, TCN, Telewest UK Limited, the Original Guarantors listed therein, the Senior Facility Agent, the Security Trustee, the Second Lien Facility Agent, the Senior TCN Group Lenders, the Second Lien Lenders, the Hedge Counterparties, the Intergroup Creditors and the Intergroup Debtors (as may be further amended, supplemented, varied or novated from time to time).

Terms defined in the Intercreditor Deed shall have the same meaning when used in this Default Notice.

Pursuant to Clause 4.3 (Suspension of Permitted Payments relating to Second Lien Indebtedness) of the Intercreditor Deed, we hereby give you notice of the occurrence of the Event(s) of Default, details of which are set out below, and confirm that all payments to the Second Lien Finance Parties which would otherwise be permitted to be made pursuant to the Intercreditor Deed may no longer be made and may not be made until the earliest date on which:

(x)            paragraph (a) of Clause 4.3 (Suspension of Permitted Payments relating to Second Lien Indebtedness) does not apply; and

(y)           one of the following applies:

(i)            more than 150 days having elapsed from the date hereof or if earlier, where a Standstill Period is in effect at any time during that 150 day period, the date on which that Standstill Period expires;

(ii)           we have confirmed to you in writing that the relevant Event of Default has been remedied or waived by the relevant Instructing Party in writing or is no longer continuing;

(iii)          we give you written notice of the cancellation of this Default Notice; or

(iv)          the Senior Discharge Date occurs.

Details of Event of Default: [•]

By:

For and on behalf of Barclays Bank PLC as Senior Facility Agent

By:

For and on behalf of [Target Group Agent] as Target Group Agent

SCHEDULE 13

Existing Security Documents

Part 1:  Documents to remain in place after execution of this Deed

A.            March 2001 Documents

English Security Documents

	Document	Parties	Date
(1)	Composite Guarantee and Debenture	(1) TCN (2) Original Charging Subsidiaries (3) Original Charging Partnerships (4) CIBC World Markets PLC	16 March 2001

Scottish Security Documents

	Document	Parties	Date
(2)	Bond and Floating Charge	(1) Telewest Communications (Scotland Holdings) Limited (2) CIBC World Markets PLC	16 March 2001

(3)	Bond and Floating Charge	(1) Telewest Communications (Scotland) Limited (2) CIBC World Markets PLC	16 March 2001

(4)	Bond and Floating Charge	(1) Telewest Communications (Dundee & Perth) Limited (2) CIBC World Markets PLC	16 March 2001

(5)	Bond and Floating Charge	(1) Telewest Communications (Motherwell) Limited (2) CIBC World Markets PLC	16 March 2001

Colorado Security Documents

	Document	Parties	Date
(6)	Pledge and Security Agreement regarding interests in Avon Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	16 March 2001 (as amended by a first amendment dated 14 July 2001)

(7)	Pledge and Security Agreement regarding interests in Cotswolds Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	16 March 2001 (as amended by a first amendment dated 14 July 2001)

(8)	Pledge and Security Agreement regarding interests in Edinburgh Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	16 March 2001 (as amended by a first amendment dated 14 July 2001)

(9)	Pledge and Security Agreement regarding interests in Estuaries Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	16 March 2001 (as amended by a first amendment dated 14 July 2001)

(10)	Pledge and Security Agreement regarding interests in Tyneside Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	16 March 2001 (as amended by a first amendment dated 14 July 2001)

	Document	Parties	Date
(11)	Pledge and Security Agreement regarding interests in United Cable (London South) Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	16 March 2001 (as amended by a first amendment dated 14 July 2001)

(12)	Pledge and Security Agreement regarding interests in TCI/US West Cable Communications Group	(1) Theseus No. 1 Limited (2) Theseus No. 2 Limited (3) CIBC World Markets PLC	16 March 2001 (as amended by a first amendment dated 14 July 2001)

(13)	Pledge and Security Agreement regarding interests in London South Cable Partnership	(1) United Cable (London South) Limited Partnership (2) Crystal Palace Radio Limited (3) CIBC World Markets PLC	16 March 2001 (as amended by a first amendment dated 14 July 2001)

B.            July 2004 Documents

English Security Documents

	Document	Parties	Date
(1)	New Composite Guarantee and Debenture	(1) TCN (2) Original Charging Subsidiaries (3) Original Charging Partnerships (4) CIBC World Markets PLC	14 July 2004

Scottish Security Documents

	Document	Parties	Date
(2)	Bond and Floating Charge	(1) Telewest Communications (Scotland Holdings) Limited (2) CIBC World Markets PLC	14 July 2004

(3)	Bond and Floating Charge	(1) Telewest Communications (Scotland) Limited (2) CIBC World Markets PLC	14 July 2004

(4)	Bond and Floating Charge	(1) Telewest Communications (Dundee & Perth) Limited (2) CIBC World Markets PLC	14 July 2004

(5)	Bond and Floating Charge	(1) Telewest Communications (Motherwell) Limited (2) CIBC World Markets PLC	14 July 2004

Colorado Security Documents

	Document	Parties	Date
(6)	Pledge and Security Agreement regarding interests in Avon Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	14 July 2004

(7)	Pledge and Security Agreement regarding interests in Cotswolds Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	14 July 2004

(8)	Pledge and Security Agreement regarding interests in Edinburgh Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	14 July 2004

(9)	Pledge and Security Agreement regarding interests in Estuaries Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	14 July 2004

(10)	Pledge and Security Agreement regarding interests in Tyneside Cable Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	14 July 2004

(11)	Pledge and Security Agreement regarding interests in United Cable (London South) Limited Partnership	(1) TCI/US West Cable Communications Group (2) Theseus No. 1 Limited (3) Theseus No. 2 Limited (4) CIBC World Markets PLC	14 July 2004

	Document	Parties	Date
(12)	Pledge and Security Agreement regarding interests in TCI/US West Cable Communications Group	(1) Theseus No. 1 Limited (2) Theseus No. 2 Limited (3) CIBC World Markets PLC	14 July 2004

(13)	Pledge and Security Agreement regarding interests in London South Cable Partnership	(1) United Cable (London South) Limited Partnership (2) Crystal Palace Radio Limited (3) CIBC World Markets PLC	14 July 2004

Part 2:  Documents to be released upon execution of this Deed

A.  March 2001 Documents

English Security Documents

	Document	Parties	Date
(1)	Charge Over Shares of TCN	(1) Telewest Communications plc (2) CIBC World Markets PLC	16 March 2001

(2)	Assignment of Loans	(1) Telewest Communications plc (2) CIBC World Markets PLC	16 March 2001

(3)	Deed of Subordination	(1) Telewest Communications plc (2) CIBC World Markets PLC	16 March 2001

(4)	Charge over Deposit Account	(1) TCN (2) CIBC World Markets PLC	27 September 2002

Jersey Security Documents

	Document	Parties	Date
(5)	Security Agreement in respect of shares in Birmingham Cable Finance Limited	(1) Birmingham Cable Limited (2) CIBC World Markets PLC	16 March 2001

(6)	Security Agreement in respect of shares in IVS Cable Holdings Limited	(1) Flextech Broadband Limited (previously known as Cheltrading 283 Limited) (2) CIBC World Markets PLC	16 March 2001

(7)	Security Agreement in respect of shares in IVS Cable Holdings Limited	(1) Flextech (1992) Limited (2) CIBC World Markets PLC	16 March 2001

Scottish Security Documents

	Document	Parties	Date
(8)	Shares Pledge over shares in Telewest Communications (Scotland Holdings) Limited	(1) Telewest Limited (2) CIBC World Markets PLC	16 March 2001

(9)	Shares Pledge over shares in Telewest Communications (Scotland) Limited, Telewest Communications (Dundee & Perth) Limited and Telewest Communications (Motherwell) Limited	(1) Telewest Communications (Scotland Holdings) Limited (2) CIBC World Markets PLC	16 March 2001

B.  July 2004 Documents

English Security Documents

	Documents	Parties	Date
(1)	Guarantee and Debenture	(1) Telewest UK Limited (2) CIBC World Markets PLC	14 July 2004

(2)	Composite Guarantee and Debenture	(1) Non-TCN Entities (2) CIBC World Markets PLC	14 July 2004

(3)	Security Account Charge	(1) TCN (2) CIBC World Markets PLC	14 July 2004

(4)	Charge Over Shares of Telewest UK Limited	(1) Telewest Global, Inc. (2) CIBC World Markets PLC	14 July 2004

(5)	New Charge Over Shares of TCN	(1) Telewest Communications plc (2) CIBC World Markets PLC	14 July 2004

(6)	Assignment of Loans	(1) Telewest Global, Inc. (2) CIBC World Markets PLC	14 July 2004

(7)	New Assignment of Loans	(1) Telewest Communications plc (2) CIBC World Markets PLC	14 July 2004

	Documents	Parties	Date
(8)	Deed of Subordination	(1) Telewest Global, Inc. (2) CIBC World Markets PLC	14 July 2004

(9)	Deed of Subordination	(1) Telewest UK Limited (2) CIBC World Markets PLC	14 July 2004

(10)	Deed of Subordination	(1) Non-TCN Entities (2) CIBC World Markets PLC	14 July 2004

(11)	New Deed of Subordination	(1) Telewest Communications plc (2) CIBC World Markets PLC	14 July 2004

Jersey Security Documents

	Document	Parties	Date
(12)	Security Agreement in respect of shares in IVS Cable Holdings Limited	(1) Flextech Broadband Limited (2) CIBC World Markets PLC	14 July 2004

(13)	Security Agreement in respect of shares in IVS Cable Holdings Limited	(1) Flextech (1992) Limited (2) CIBC World Markets PLC	14 July 2004

(14)	Security Agreement in respect of shares in Birmingham Cable Finance Limited	(1) Birmingham Cable Limited (2) CIBC World Markets PLC	14 July 2004

Scottish Security Documents

	Document	Parties	Date
(15)	Shares Pledge over shares in Telewest Communications (Scotland Holdings) Limited	(1) Telewest Limited (2) CIBC World Markets PLC	14 July 2004

(16)	Shares Pledge over shares in Telewest Communications (Scotland) Limited, Telewest Communications (Dundee & Perth) Limited and Telewest Communications (Motherwell) Limited	(3) Telewest Communications (Scotland Holdings) Limited (4) CIBC World Markets PLC	14 July 2004

SIGNATURES

TCN

EXECUTED as a DEED by TELEWEST	)	/s/
COMMUNICATIONS NETWORKS	)	/s/
LIMITED	)

TELEWEST UK

EXECUTED as a DEED by	)	/s/
TELEWEST UK LIMITED	)	/s/
)

THE ORIGINAL GUARANTORS

EXECUTED as a DEED by

By:	/s/
/s/

For an on behalf of

BIRMINGHAM CABLE CORPORATION LIMITED

BIRMINGHAM CABLE FINANCE LIMITED

BIRMINGHAM CABLE LIMITED

CABLE CAMDEN LIMITED

CABLE ENFIELD LIMITED

CABLE HACKNEY & ISLINGTON LIMITED

CABLE HARINGEY LIMITED

CABLE LONDON LIMITED

CENTRAL CABLE HOLDINGS LIMITED

CRYSTAL PALACE RADIO LIMITED

FILEGALE LIMITED

GENERAL CABLE GROUP LIMITED

GENERAL CABLE HOLDINGS LIMITED

GENERAL CABLE LIMITED

IMMINUS LIMITED

MIDDLESEX CABLE LIMITED

SHEFFIELD CABLE COMMUNICATIONS LIMITED

SOUTHWESTERN BELL INTERNATIONAL HOLDINGS LIMITED

TELEWEST COMMUNICATIONS (CENTRAL LANCASHIRE) LIMITED

TELEWEST COMMUNICATIONS (COTSWOLDS) LIMITED

TELEWEST COMMUNICATIONS (DUNDEE & PERTH) LIMITED

TELEWEST COMMUNICATIONS (LIVERPOOL) LIMITED

TELEWEST COMMUNICATIONS (LONDON SOUTH) LIMITED

TELEWEST COMMUNICATIONS (MIDLANDS AND NORTH WEST) LIMITED

TELEWEST COMMUNICATIONS (MIDLANDS) LIMITED

TELEWEST COMMUNICATIONS (MOTHERWELL) LIMITED

TELEWEST COMMUNICATIONS (NORTH EAST) LIMITED

TELEWEST COMMUNICATIONS (NORTH WEST) LIMITED

TELEWEST COMMUNICATIONS (SCOTLAND HOLDINGS) LIMITED

TELEWEST COMMUNICATIONS (SCOTLAND) LIMITED

TELEWEST COMMUNICATIONS (SOUTH EAST) LIMITED

TELEWEST COMMUNICATIONS (SOUTH THAMES ESTUARY) LIMITED

TELEWEST COMMUNICATIONS (SOUTH WEST) LIMITED

TELEWEST COMMUNICATIONS (ST. HELENS & KNOWSLEY) LIMITED

TELEWEST COMMUNICATIONS (TYNESIDE) LIMITED

TELEWEST COMMUNICATIONS (WIGAN) LIMITED

TELEWEST COMMUNICATIONS CABLE LIMITED

TELEWEST COMMUNICATIONS GROUP LIMITED

TELEWEST COMMUNICATIONS HOLDINGS LIMITED

TELEWEST COMMUNICATIONS (NOMINEES) LIMITED

TELEWEST LIMITED

TELEWEST PARLIAMENTARY HOLDINGS LIMITED

THE CABLE CORPORATION LIMITED

THESEUS NO. 1 LIMITED

THESEUS NO. 2 LIMITED

WINDSOR TELEVISION LIMITED

YORKSHIRE CABLE COMMUNICATIONS LIMITED

THE YORKSHIRE CABLE GROUP LIMITED

EUROBELL (HOLDINGS) LIMITED

EUROBELL (SUSSEX) LIMITED

EUROBELL (SOUTH WEST) LIMITED

EUROBELL (WEST KENT) LIMITED

EUROBELL (IDA) LIMITED

EUROBELL INTERNET SERVICES LIMITED

EUROBELL CPE LIMITED

EUROBELL LIMITED

EMS INVESTMENTS LIMITED

EUROBELL (NO.2) LIMITED

EUROBELL (NO.3) LIMITED

EUROBELL (NO.4) LIMITED

The Colorado Limited Partnerships

EXECUTED and DELIVERED as a DEED	)	/s/
for and on behalf of	)	/s/
AVON CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)	/s/
for and on behalf of	)	/s/
COTSWOLDS CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)	/s/
EDINBURGH CABLE	)	/s/
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)	/s/
ESTUARIES CABLE	)	/s/
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)	/s/
TYNESIDE CABLE	)	/s/
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)	/s/
TYNESIDE CABLE	)	/s/
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)	/s/
for and on behalf of	)	/s/
UNITED CABLE (LONDON SOUTH))
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

Colorado General Partnerships

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)	/s/
LONDON SOUTH CABLE	)	/s/
PARTNERSHIP	)
by its managing partner	)
UNITED CABLE (LONDON SOUTH))
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
by	)	/s/
CRYSTAL PALACE RADIO LIMITED	)	/s/

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
TCI/US WEST CABLE	)	/s/
COMMUNICATIONS GROUP	)	/s/
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

English Partnerships

The Partners of Avon Cable Joint Venture

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)	/s/
AVON CABLE	)	/s/
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)	/s/
(SOUTH WEST) LIMITED	)	/s/

The Partners of Telewest Communications (London South) Joint Venture

EXECUTED and DELIVERED as a DEED	)	/s/
for and on behalf of	)	/s/
LONDON SOUTH CABLE	)
PARTNERSHIP	)
by its managing partner	)
UNITED CABLE (LONDON	)
SOUTH) LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
by	)	/s/
TELEWEST COMMUNICATIONS	)	/s/
(LONDON SOUTH) LIMITED	)

The Partners of Telewest Communications (Scotland) Venture

EXECUTED and DELIVERED as a DEED	)	/s/
for and on behalf of	)	/s/
EDINBURGH CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)	/s/
(SCOTLAND) LIMITED	)	/s/

The Partners of Telewest Communications (Cotswolds) Venture

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)	/s/
COTSWOLDS CABLE	)	/s/
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)	/s/
(COTSWOLDS) LIMITED	)	/s/

The Partners of Telewest Communications (South East) Partnership

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)	/s/
ESTUARIES CABLE	)	/s/
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)	/s/
(SOUTH EAST) LIMITED	)	/s/

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)	/s/
(SOUTH THAMES ESTUARY) LIMITED	)	/s/

The Partners of Telewest Communications (North East) Partnership

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
TYNESIDE CABLE	)	/s/
LIMITED PARTNERSHIP	)	/s/
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)	/s/
(NORTH EAST) LIMITED	)	/s/

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)	/s/
(TYNESIDE) LIMITED		/s/

THE MANDATED LEAD ARRANGERS
)
EXECUTED as a DEED by	)	/s/
BARCLAYS CAPITAL	)

In the presence of:		Ruth Musgrove
Address:		5 The North Colonnade
Canary Wharf
London
E14 4BB

EXECUTED as a DEED by	)
BNP PARIBAS	)	/s/ François Artignan
	)	/s/ Louis Kenna

EXECUTED as a DEED by	)
CITIGROUP GLOBAL MARKETS LIMITED	)	/s/
)

EXECUTED as a DEED by	)
CREDIT SUISSE FIRST BOSTON, LONDON	)	/s/ Kamlesh Vara
	)	/s/ Tom Muoio

EXECUTED as a DEED by	)
DEUTSCHE BANK AG, LONDON	)	/s/
)

EXECUTED as a DEED by	)
GE CAPITAL STRUCTURED FINANCE	)	/s/ Gurava Raniwala
GROUP LIMITED	)	/s/

EXECUTED as a DEED by	)
THE ROYAL BANK OF SCOTLAND PLC	)	/s/ Mike Cunningham
)

THE SENIOR FACILITY AGENT
)
)
EXECUTED as a DEED by	)	/s/
BARCLAYS BANK PLC

In the presence of:		Ruth Musgrove
Address:		5 The North Colonnade
Canary Wharf
London
E14 4BB

THE SECOND LIEN FACILITY AGENT

)
EXECUTED as a DEED by	)	/s/
BARCLAYS BANK PLC	)

In the presence of:		Ruth Musgrove
Address:		5 The North Colonnade
Canary Wharf
London
E14 4BB

THE SECURITY TRUSTEE
)
EXECUTED as a DEED by	)	/s/
BARCLAYS BANK PLC	)

In the presence of:		Ruth Musgrove
Address:		5 The North Colonnade
Canary Wharf
London
E14 4BB

THE SENIOR TCN GROUP LENDERS

EXECUTED as a DEED by	)
BARCLAYS BANK PLC	)	/s/
)

In the presence of:		Ruth Musgrove
Address:		5 The North Colonnade
Canary Wharf
London
E14 4BB

EXECUTED as a DEED by	)
BNP PARIBAS	)	/s/ François Artignan /s/ Louis Kenna
)

EXECUTED as a DEED by	)
CITIBANK, N.A.	)	/s/
)

EXECUTED as a DEED by	)
CREDIT SUISSE FIRST BOSTON,	)	/s/ Kamlesh Vara
LONDON	)	/s/ Tom Muoio

EXECUTED as a DEED by	)
DEUTSCHE BANK AG, LONDON	)	/s/
	)	/s/

EXECUTED as a DEED by	)
GE CAPITAL STRUCTURED FINANCE	)	/s/ Gurava Raniwala
GROUP LIMITED	)	/s/

EXECUTED as a DEED by	)
THE ROYAL BANK OF SCOTLAND PLC	)	/s/ Mike Cunningham
)

THE SECOND LIEN LENDERS

)
EXECUTED as a DEED by	)	/s/
BARCLAYS BANK PLC	)

In the presence of:		Ruth Musgrove
Address:		5 The North Colonnade
Canary Wharf
London E14 4BB

EXECUTED as a DEED by	)
BNP PARIBAS	)	/s/ François Artignan
	)	/s/ Louis Kenna

EXECUTED as a DEED by	)
CITIBANK, N.A.	)	/s/
)

EXECUTED as a DEED by	)
CREDIT SUISSE FIRST BOSTON, LONDON	)	/s/ Kamlesh Vara
	)	/s/ Tom Muoio

EXECUTED as a DEED by	)
DEUTSCHE BANK AG, LONDON	)	/s/
	)	/s/

EXECUTED as a DEED by	)
THE ROYAL BANK OF SCOTLAND PLC	)	/s/ Mike Cunningham
)

THE LESSORS’ AGENT

)
EXECUTED as a DEED by	)	/s/
LLOYDS TSB LEASING LIMITED	)

THE LESSORS

EXECUTED as a DEED by	)
LLOYDS (NIMROD) SPECIALIST FINANCE	)	/s/
LIMITED	)

EXECUTED as a DEED by	)
LECKHAMPTON FINANCE LIMITED	)
(formerly known as Robert Fleming Leasing	)	/s/ J M Shiells
(Number 4) Limited	)

EXECUTED as a DEED by	)
LOMBARD COMMERCIAL LIMITED	)	/s/ J M Shiells

THE LESSEES

	)	/s/
EXECUTED as a DEED by	)	/s/
THE CABLE CORPORATION LIMITED

EXECUTED as a DEED by	)
THE YORKSHIRE CABLE GROUP	)	/s/
LIMITED	)	/s/

THE EXISTING HEDGE COUNTERPARTIES

)
EXECUTED as a DEED by	)
CALYON	)	/s/

EXECUTED as a DEED by	)
THE ROYAL BANK OF SCOTLAND PLC	)	/s/ Mike Cunningham
)

EXECUTED as a DEED by	)
THE BANK OF NEW YORK	)	/s/
)

EXECUTED as a DEED by	)
JP MORGAN CHASE BANK	)	/s/
)

EXECUTED as a DEED by	)
BAYERISCHE LANDESBANK	)	/s/
GIROZENTRALE	)

EXECUTED as a DEED by	)
BARCLAYS BANK PLC	)	/s/

In the presence of:	Ruth Musgrove
Address:	5 The North Colonnade
Canary Wharf
London
E14 4BB

THE INTERGROUP CREDITORS

EXECUTED as a DEED by	)
BRAVO TV LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
CONTINENTAL SHELF 16 LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
ED STONE LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH (TRAVEL CHANNEL) LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH 1992 LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH COMMUNICATIONS LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH DIGITAL BROADCASTING	)	/s/
LIMITED	)	/s/

EXECUTED as a DEED by	)
FLEXTECH FAMILY CHANNEL LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH INTERACTIVE LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH LIVING HEALTH LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH RIGHTS LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH TELEVISION LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
FLEXTECH VIDEO GAMES LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
INTERACTIVE DIGITAL SALES LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
MAIDSTONE BROADCASTING	)	/s/
	)	/s/

EXECUTED as a DEED by	)
STARSTREAM LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
UK LIVING LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
UNITED ARTISTS INVESTMENTS LIMITED	)	/s/
	)	/s/

EXECUTED as a DEED by	)
TELEWEST COMMUNICATIONS HOLCO	)	/s/
LIMITED	)	/s/

THE INTERGROUP DEBTORS

EXECUTED as a DEED by	)
TELEWEST COMMUNICATIONS GROUP	)	/s/
LIMITED	)	/s/

EXECUTED as a DEED by	)
YORKSHIRE CABLE COMMUNICATIONS	)	/s/
LIMITED	)	/s/

EXECUTED as a DEED by	)
TELEWEST COMMUNICATIONS	)	/s/
NETWORKS LIMITED	)	/s/

EXECUTED as a DEED by	)
TELEWEST WORKWISE LIMITED	)	/s/
	)	/s/

THE INTERGROUP DEBTORS

EXECUTED as a DEED by	)
TELEWEST COMMUNICATIONS GROUP	)	/s/
LIMITED	)	/s/

EXECUTED as a DEED by	)
YORKSHIRE CABLE COMMUNICATIONS	)	/s/
LIMITED	)	/s/

EXECUTED as a DEED by	)
TELEWEST COMMUNICATIONS	)	/s/
NETWORKS LIMITED	)	/s/

EXECUTED as a DEED by	)
TELEWEST WORKWISE LIMITED	)	/s/
	)	/s/